SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.__)

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☐	Soliciting Material Pursuant to § 240.14a-12

Modsys International Ltd.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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Dear Shareholder:

On behalf of the Board of Directors and management of Modsys International Ltd. (the “Company”), I cordially invite you to attend the Annual General Meeting of Shareholders. The meeting will be held at the offices of the Company, 600 University Street, Suite 2409, Seattle, Washington 98101 on December 29, 2015, at 9:00 a.m. local time. The notice of meeting and proxy statement that follow describe the business that we will consider at the meeting.

At this meeting you will be asked to vote on proposals for the election of nominees for directors, including one of our outside directors and the re-appointment BDO Ziv Haft as our independent auditor for the period beginning on the date of this meeting and ending on the date of the next annual general meeting of shareholders and to review the Company’s financial statement for the fiscal year ending December 31, 2014. The Company’s financial statements are included as Annex A to this Proxy Statement.

At this meeting, shareholders will consider and vote upon:

1.	the election of (a) Scott Miller, (b) Thomas J. Jurewicz, (c) Melvin L. Keating and (d) Matt Bell to serve until the next annual meeting;
2.	the election of Carla Corkern to serve as an outside director of the Company for an additional three-year term commencing on April 10, 2016;
3.	the approval of the issuance of warrants to purchase an aggregate of 409,837 ordinary shares of the Company to be issued to Columbia Pacific Opportunity Fund, LP or its related affiliates and Prescott Group Aggressive Small Cap Master Fund or its related affiliates in exchange for providing a guaranty with respect to a credit agreement between Modern Systems Corporation and MS Modernization Services, Inc., a wholly owned subsidiary and a majority owned subsidiary of the Company, and Comerica Bank;
4.	the approval of the issuance of warrants to purchase an aggregate of 45,082 ordinary shares of the Company to be issued to Mindus Holdings, Ltd. in exchange for extending the terms of a loan from Mindus Holdings, Ltd. to a subsidiary of the Company;
5.	the approval of the increase and amendment of the authorized share capital of the Company by an additional 40,000 New Israeli Shekels (NIS) comprised of 1,000,000 preferred shares of NIS 0.04 par value each, such that following such increase, the authorized share capital of the Company would be NIS 1,040,000 comprised of 25,000,000 ordinary shares and 1,000,000 preferred shares and to amend the Company's Articles of Association accordingly conferring upon the preferred shares the rights set forth therein;
6.	subject to the approval of proposal 5 above, the approval of the terms of the share purchase agreement between the Company and Columbia Pacific Opportunity Fund, LP, Prescott Group Aggressive Small Cap Master Fund and Mindus Holdings, Ltd. (or their respective affiliates) (the “Investors”), and the issuance to the Investors thereunder an aggregate amount of (a) 500,000 preferred shares and (b) warrants to purchase an aggregate of 250,000 ordinary shares of the Company;
7.	subject to the approval of proposal 6 above, the approval of the issuance of 625,000 ordinary shares to Prescott Group Aggressive Small Cap Master Fund in connection with certain anti-dilution rights granted under the agreement dated as of November 25, 2013; and
8.	the re-appointment of BDO Ziv Haft as our independent auditor for the period beginning on the date of this meeting and ending on the date of our next annual general meeting of shareholders.

In addition, at this meeting, the shareholders will receive and consider the Consolidated Financial Statements of the Company for the year ended December 31, 2014.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE ABOVE PROPOSALS AND “FOR” EACH NAMED NOMINEE.

We urge you to review carefully the accompanying material and to return the enclosed proxy card promptly. Whether or not you plan to attend the Annual Meeting, please sign, date and return the enclosed proxy card without delay. If you attend the Annual Meeting, you may vote in person even if you have previously mailed a proxy.

Sincerely yours,

/s/ Matt Bell

Matt Bell
President, Chief Executive Officer and Director

YOUR VOTE IS VERY IMPORTANT. PLEASE ENSURE THAT YOUR VOTE COUNTS BY
COMPLETING, SIGNING, DATING AND RETURNING YOUR PROXY.

The date of this Proxy Statement is December   , 2015.

The approximate date of mailing for this Proxy Statement and proxy card(s) is December   , 2015.

MODSYS INTERNATIONAL LTD.

600 University Street, Suite 2409

Seattle, Washington, 98101

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

To Be Held On December 29, 2015

The 2015 Annual General Meeting of Shareholders (the “Annual Meeting”) of Modsys International Ltd. (“Modern Systems,” the “Company,” “we” or “us”) will be held at our offices, 600 University Street, Suite 2409, Seattle, WA 98101 on December 29, 2015 at 9:00 a.m. local time for the following purposes:

1.	To elect (a) Scott Miller, (b) Thomas J. Jurewicz, (c) Melvin L. Keating and (d) Matt Bell to the Board of Directors to serve until the next annual meeting.
2.	To elect Carla Corkern to serve as an outside director of the Company for an additional three-year term commencing on April 10, 2016.
3.	To approve the issuance of warrants to purchase an aggregate of 409,837 ordinary shares of the Company to be issued to Columbia Pacific Opportunity Fund, LP or its related affiliates and Prescott Group Aggressive Small Cap Master Fund or its related affiliates in exchange for providing a guaranty with respect to a credit agreement between Modern Systems Corporation and MS Modernization Services, Inc., a wholly owned subsidiary and a majority owned subsidiary of the Company, and Comerica Bank.
4.	To approve the issuance of warrants to purchase an aggregate of 45,082 ordinary shares of the Company to be issued to Mindus Holdings, Ltd. in exchange for extending the terms of a loan from Mindus Holdings, Ltd. to a subsidiary of the Company.
5.	To increase and amend the authorized share capital of the Company by an additional 40,000 New Israeli Shekels (NIS) comprised of 1,000,000 preferred shares of NIS 0.04 par value each, such that following such increase, the authorized share capital of the Company would be NIS 1,040,000 comprised of 25,000,000 ordinary shares and 1,000,000 preferred shares and to amend the Company's Articles of Association accordingly conferring upon the preferred shares the rights set forth therein.
6.	Subject to the approval of proposal 5 above, to approve the terms of the share purchase agreement between the Company and Columbia Pacific Opportunity Fund, LP, Prescott Group Aggressive Small Cap Master Fund and Mindus Holdings, Ltd. (or their respective affiliates) (the “Investors”), and the issuance to the Investors thereunder an aggregate amount of (a) 500,000 preferred shares and (b) warrants to purchase an aggregate of 250,000 ordinary shares of the Company.
7.	Subject to the approval of proposal 6 above, to approve the issuance of 625,000 ordinary shares to Prescott Group Aggressive Small Cap Master Fund in connection with certain anti-dilution rights granted under the agreement dated as of November 25, 2013.
8.	To re-appoint BDO Ziv Haft as our independent auditor for the period beginning on the date of the Annual Meeting and ending on the date of our next annual general meeting of shareholders.
9.	To receive and consider the Company's Consolidated Financial Statements for the year ended December 31, 2014.

The record date for the Annual Meeting is November 30, 2015. Only shareholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

 Important Notice Regarding the Availability of Proxy Materials for the Shareholders’ Meeting to Be Held on
December 29, 2015 at 9:00 a.m. local time

The proxy statement and annual report to shareholders are available at https://materials.proxyvote.com/M70378

By Order of the Board of Directors,

/s/ Matt Bell

Matt Bell
Chief Executive Officer

Seattle, Washington

, 2015

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) has been provided for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your ordinary shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

Table of Contents

PROXY STATEMENT	1
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	1
Proposal 1 Election Of Directors	14
Proposal 2 Election of Outside Director	16
Information Regarding the Board of Directors and Corporate Governance	18
Information Regarding Committees of the Board of Directors	23
Proposal 3 Approval of Warrants	27
Proposal 4 Approval of Warrants	28
Proposal 5 Approval of Amendment of Articles of Association	29
Proposal 6 Approval of Preferred Stock Financing	31
Proposal 7 Approval of Anti-Dilution Shares to Prescott FUND	32
Proposal 8 Re-Appointment of Independent Auditor	33
Executive Officers	34
Executive Compensation	34
Director Compensation	38
Transactions With Related Persons	40
Receipt And Consideration Of The Financial Statements	41
Report of the Audit Committee of the Board of Directors(1)	42
Section 16(a) Beneficial Ownership Reporting Compliance	43
Householding of Proxy Materials	44
Other Matters	45
WHERE YOU CAN FIND MORE INFORMATION	45

MODSYS INTERNATIONAL LTD.

600 University Street, Suite 2409

Seattle, Washington, 98101

PROXY STATEMENT

FOR THE 2015 ANNUAL GENERAL MEETING OF SHAREHOLDERS

December 29, 2015

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because the Board of Directors of Modsys International Ltd. (sometimes referred to as the “Company,” “Modern Systems,” “we” or “us”) is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the meeting to vote your ordinary shares. Instead, you may simply complete, sign and return the enclosed proxy card.

We intend to mail these proxy materials on or about December , 2015 to all shareholders of record entitled to vote at the Annual Meeting.

How do I attend the Annual Meeting?

The meeting will be held on December 29, 2015 at 9:00 a.m. local time at 600 University Street, Suite 2409, Seattle, Washington, 98101. Directions to the Annual Meeting are as follows:

From the South: Take I-5 North to Seattle. Take the Seneca Street exit (Exit 165). Take the first right onto 6th Avenue. At this point you can take a right-hand turn at the first intersection you come to (University Street) but do not move into the curb (or far-right) lane - beware - if you are in the curb lane, a sharp right will put you back onto the freeway going north; you need to make a wide right-hand turn (parallel with the One Union Square Office Building); to do this, you will go past the cement divider that splits the freeway entrance from the road that goes under the building. This street leads underneath the building and the parking garage is to your left just as you begin to drive underneath the building.) If you miss this previous turn; proceed as follows: Go through two intersections (University & Union) and take a right at the third intersection (Pike). Go one block to 7th Ave. & take a right. Go straight through the next intersection (Union) which will lead underneath our building. There is a parking garage to your right just as you pass the passenger drop-off area. Proceed to the 24th floor of the One Union Square building and to suite 2409.

From the North: Take I-5 South to Seattle. Take the Union Street exit (Exit 165B). The first left you are able to take will take you underneath the Two Union Square building. As you drive underneath the building, there is a parking garage to your right just as you pass the passenger drop-off area. Proceed to the 24th floor of the One Union Square building and to suite 2409.

Information on how to vote in person at the Annual Meeting is discussed below.

Who can vote at the Annual Meeting?

Only shareholders of record at the close of business on November 30, 2015 will be entitled to vote at the Annual Meeting. On this record date, there were    ordinary shares outstanding and entitled to vote.

Shareholder of Record: Ordinary Shares Registered in Your Name

If on November 30, 2015 your ordinary shares were registered directly in your name with the Company’s transfer agent, American Stock Transfer & Trust Company, LLC, then you are a shareholder of record. As a shareholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card as instructed below to ensure your vote is counted.

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Beneficial Owner: Ordinary Shares Registered in the Name of a Broker or Bank

If on November 30, 2015 your ordinary shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of ordinary shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the ordinary shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote your ordinary shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are eight matters scheduled for a vote:

●	election of (a) Scott Miller, (b) Thomas J. Jurewicz, (c) Melvin L. Keating and (d) Matt Bell to the Board of Directors to serve until the next annual meeting and their successors are duly elected and qualified;

●	election of Carla Corkern to serve as an outside director of the Company for an additional three-year term commencing on April 10, 2016;

●	approval of the issuance of warrants to purchase an aggregate of 409,837 ordinary shares of the Company to be issued to Columbia Pacific Opportunity Fund, LP or its related affiliates and Prescott Group Aggressive Small Cap Master Fund or its related affiliates in exchange for providing a guaranty with respect to a credit agreement between Modern Systems Corporation and MS Modernization Services, Inc., a wholly owned subsidiary and a majority owned subsidiary of the Company, and Comerica Bank;

●	approval of the issuance of warrants to purchase an aggregate of 45,082 ordinary shares of the Company to be issued to Mindus Holdings, Ltd. in exchange for extending the terms of a loan from Mindus Holdings, Ltd. to a subsidiary of the Company;

●	the approval of the increase and amendment of the authorized share capital of the Company by an additional 40,000 New Israeli Shekels (NIS) comprised of 1,000,000 preferred shares of NIS 0.04 par value each, such that following such increase, the authorized share capital of the Company would be NIS 1,040,000 comprised of 25,000,000 ordinary shares and 1,000,000 preferred shares and to amend the Company's Articles of Association accordingly conferring upon the preferred shares the rights set forth therein;

●	subject to the approval of proposal 5 above, the approval of the terms of the share purchase agreement between the Company and Columbia Pacific Opportunity Fund, LP, Prescott Group Aggressive Small Cap Master Fund and Mindus Holdings, Ltd. (or their respective affiliates) (the “Investors”), and the issuance to the Investors thereunder an aggregate amount of (a) 500,000 preferred shares and (b) warrants to purchase an aggregate of 250,000 ordinary shares of the Company

●	subject to the approval of proposal 6 above, the approval of the issuance of 625,000 ordinary shares to Prescott Group Aggressive Small Cap Master Fund in connection with certain anti-dilution rights granted under the agreement dated as of November 25, 2013; and

●	re-appointment of BDO Ziv Haft as our independent auditor for the period beginning on the date of the Annual Meeting and ending on the date of our next annual general meeting of shareholders.

What if another matter is properly brought before the meeting?

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly added to the agenda of the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

You may either vote “For” each of the nominees to the Board of Directors or you may “Withhold” your vote for any nominee you specify. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.

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The procedures for voting are fairly simple:

Shareholder of Record: Ordinary Shares Registered in Your Name

If you are a shareholder of record, you may vote in person at the Annual Meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

●	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

●	To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your ordinary shares as you direct.

Beneficial Owner: Ordinary Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of ordinary shares registered in the name of your broker, bank, or other agent, you should have received a voting instruction form with these proxy materials from that organization rather than from The Company. Simply complete and mail the voting instruction form to ensure that your vote is counted. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each ordinary share you own as of November 30, 2015.

What happens if I do not vote?

Shareholder of Record: Ordinary Shares Registered in Your Name

If you are a shareholder of record and do not vote by completing your proxy card or in person at the Annual Meeting, your ordinary shares will not be voted.

Beneficial Owner: Ordinary Shares Registered in the Name of Broker or Bank

If you are a beneficial owner your bank, broker or other nominee will vote your shares only if you provide instructions to your bank, broker or other nominee on how to vote. If you do not instruct your broker, bank, or other nominee how to vote your ordinary shares, your shares will not be voted. You should follow the procedures provided by your bank, broker or other nominee regarding the voting of your shares and be sure to provide your bank, broker or other nominee with instructions on how to vote your shares. If your shares are held in “street name” you must contact your bank, broker or other nominee to change or revoke your voting instructions.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your ordinary shares will be voted, as applicable:

●	“For” the election of (a) Scott Miller, (b) Thomas J. Jurewicz, (c) Melvin L. Keating and (d) Matt Bell to the Board of Directors to serve until the next annual meeting.

●	“For” the election of Carla Corkern to serve as an outside director of the Company for an additional three-year term commencing on April 10, 2016.

●	“For” the approval of the issuance of warrants to purchase an aggregate of 409,837 ordinary shares of the Company to be issued to Columbia Pacific Opportunity Fund, LP or its related affiliates and Prescott Group Aggressive Small Cap Master Fund or its related affiliates in exchange for providing a guaranty with respect to a credit agreement between Modern Systems Corporation and MS Modernization Services, Inc., a wholly owned subsidiary and a majority owned subsidiary of the Company, and Comerica Bank;

●	“For” approval of the issuance of warrants to purchase an aggregate of 45,082 ordinary shares of the Company to be issued to Mindus Holdings, Ltd. in exchange for extending the terms of a loan from Mindus Holdings, Ltd. to a subsidiary of the Company;

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●	“For” approval of an amendment to the Company’s Memorandum of Association and Articles of Association to increase and amend the authorized share capital of the Company by an additional New Israeli Shekels (NIS) 40,000 comprised of 1,000,000 preferred shares of NIS 0.04 par value each, such that following such increase, the authorized share capital of the Company would be NIS 1,040,000;

●	“For” approval of the issuance to Columbia Pacific Opportunity Fund, LP, Prescott Group Aggressive Small Cap Master Fund and Mindus Holdings, Ltd. (or their respective affiliates) of (a) 500,000 preferred shares and (b) warrants to purchase an aggregate of 250,000 ordinary shares of the Company;

●	“For approval of the issuance of 625,000 ordinary shares to Prescott Group Aggressive Small Cap Master Fund in connection with certain anti-dilution rights and the issuance of the preferred shares in the proposed financing; and

●	“For” the re-appointment of BDO Ziv Haft as our independent auditor for the period beginning on the date of the Annual Meeting and ending on the date of our next annual general meeting of shareholders.

If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We will also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each of the proxy cards in the proxy materials to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Shareholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

●	You may submit another properly completed proxy card with a later date.

●	You may send a timely written notice that you are revoking your proxy to the Company’s Chief Financial Officer at 600 University Street, Suite 2409, Seattle, WA 98101.

●	You may attend the Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are shareholder proposals and director nominations due for an annual meeting?

Under the Israeli Companies Law of 1999 (the “Companies Law”), resolutions may only be adopted at a general shareholder meeting with respect to matters that are set forth on the agenda. Section 66(b) of the Companies Law provides that one or more shareholders holding, in the aggregate, at least one percent (1%) of the voting power entitled to vote at the company’s shareholder meetings, may request that an item be included in the agenda of a future shareholder meeting, if the subject matter is appropriate to be considered at a shareholder meeting.

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Under a recent amendment to the Companies Regulations (Notice and Advertisement of General Meetings and Class Meetings of a Public Company and Addition of Items to the Agenda) 2000 (the “Amendment”), a shareholder who meets the conditions of Section 66(b) of the Companies Law, must submit its request to include an agenda item within seven days following the company’s notice of convening of a shareholders’ meeting if the request relates to any of the following matters:

●	Appointment or removal of director(s);

●	Approval of related party transaction(s);

●	Approval of a merger;

●	Appointment of an existing CEO as Chairman of the Board or an existing Chairman of the Board as CEO pursuant to Section 121(c) of the Companies Law; or

●	Setting the company’s compensation policy for office holders.

For all other matters, a shareholder has up to three days following the company’s notice of convening shareholders’ meeting to submit an agenda item request. To the extent that the requested agenda item consists of the appointment of director(s), the Amendments impose particular information and documentary requirements that must be included in the request.

A shareholder proposal to include the nomination of a director pursuant to the Amendment, must include a declaration of the nominee regarding his or her necessary qualifications and ability to devote an appropriate amount of time to the performance of his or her duties as director as further detailed in the section of this Proxy Statement entitled “Information Regarding the Board of Directors and Corporate Governance” below.

To the extent that the board of directors determines that the shareholder-proposed agenda item is appropriate for consideration by the shareholders, the company shall publish an updated notice of the shareholder meeting within seven days following the deadline for shareholders to submit their proposed agenda items. The publication of the updated notice of the shareholder meeting by the company would not impact the record date as to shareholders entitled to participate in the meeting.

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing not later than the 120th day prior to the date of the proxy statement for this year’s annual meeting; provided, however, that if the date of the annual meeting is more than 30 days after the anniversary date of this Annual Meeting, notice to be timely must be so delivered a reasonable time in advance of the mailing of our proxy statement for the annual meeting for the current year.

Shareholder proposals in accordance with above should be provided to the Company’s Chief Financial Officer at 600 University Street, Suite 2409, Seattle, WA 98101.

How are votes counted?

Each outstanding ordinary share entitles the holder thereof to one vote on each matter voted at the meeting. Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for all proposals, votes “For” and “Against,” abstentions and, if applicable, broker non-votes. Abstentions and broker non-votes will have no effect and will not be counted towards the vote total for any proposal.

What are “broker non-votes”?

A broker non-vote occurs when a bank, broker or other nominee holding ordinary shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner. While counted for quorum purposes, abstentions and broker non-votes will not be treated as voting shares and will not have any effect on whether the requisite vote is obtained for all matters placed before shareholders for their vote.

How many votes are needed to approve each proposal?

●	For the election of Scott Miller, Thomas J. Jurewicz, Melvin L. Keating and Matt Bell, each nominee must receive “For” votes of the holders of a majority of the voting power represented at the Annual Meeting in person or by proxy is necessary for approval of this proposed resolution. Abstentions and broker non-votes will have no effect.

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●	For the election of Carla Corkern as an “outside director,” such person must receive “For” votes from the holders of a majority of ordinary shares present at the meeting, in person or by proxy, and voting on the resolution, provided that (i) the shares voting in favor of such resolution include at least the majority of the shares voted by shareholders who are not “controlling shareholders” (as defined below) and who are not interested parties other than interests that do not stem from connections with the controlling shareholders; or (ii) the total number of shares voted against the resolution by shareholders who are not controlling shareholders and interested parties does not exceed two percent of the Company’s outstanding shares. A “controlling shareholder” under the Companies Law is defined as a shareholder who has the ability to direct the activity of a company, except for an ability that stems from the fulfillment of his or her duty as a director or as a holder of any other position at the company. Abstentions and broker non-votes will have no effect.

●	To be approved, Proposal No. 3, approval the issuance of warrants to purchase an aggregate of 409,837 ordinary shares of the Company to be issued to Columbia Pacific Opportunity Fund, LP or its related affiliates and Prescott Group Aggressive Small Cap Master Fund or its related affiliates in exchange for providing a guaranty with respect to a credit agreement between Modern Systems Corporation and MS Modernization Services, Inc., a wholly owned subsidiary and a majority owned subsidiary of the Company, and Comerica Bank, must receive “For” votes of the holders of a majority of the voting power represented at the Annual Meeting in person or by proxy is necessary for approval of this proposed resolution. Abstentions and broker non-votes will have no effect provided that (i) the shares voting in favor of such resolution include at least the majority of the shares voted by shareholders who are not interested parties; or (ii) the total number of shares voted against the resolution by shareholders who are not interested parties does not exceed two percent of the Company’s outstanding shares. Abstentions and broker non-votes will have no effect.

●	To be approved, Proposal No. 4, approval of the issuance of warrants to purchase an aggregate of 45,082 ordinary shares of the Company to be issued to Mindus Holdings, Ltd. in exchange for extending the terms of a loan from Mindus Holdings, Ltd. to a subsidiary of the Company, must receive “For” votes of the holders of a majority of the voting power represented at the Annual Meeting in person or by proxy is necessary for approval of this proposed resolution. Abstentions and broker non-votes will have no effect provided that (i) the shares voting in favor of such resolution include at least the majority of the shares voted by shareholders who are not interested parties; or (ii) the total number of shares voted against the resolution by shareholders who are not interested parties does not exceed two percent of the Company’s outstanding shares. Abstentions and broker non-votes will have no effect.

●	To be approved, Proposal No. 5, approval of the increase and amendment of the authorized share capital of the Company by an additional 40,000 New Israeli Shekels (NIS) comprised of 1,000,000 preferred shares of NIS 0.04 par value each, such that following such increase, the authorized share capital of the Company would be NIS 1,040,000 comprised of 25,000,000 ordinary shares and 1,000,000 preferred shares and to amend the Company's Articles of Association accordingly conferring upon the preferred shares the rights set forth therein, must receive “For” votes of the holders of a majority of the voting power represented at the Annual Meeting in person or by proxy is necessary for approval of this proposed resolution. Abstentions and broker non-votes will have no effect provided that (i) the shares voting in favor of such resolution include at least the majority of the shares voted by shareholders who are not interested parties; or (ii) the total number of shares voted against the resolution by shareholders who are not interested parties does not exceed two percent of the Company’s outstanding shares. Abstentions and broker non-votes will have no effect.

●	To be approved, Proposal No. 6, approval of the terms of the share purchase agreement between the Company and Columbia Pacific Opportunity Fund, LP, Prescott Group Aggressive Small Cap Master Fund and Mindus Holdings, Ltd. (or their respective affiliates) (the “Investors”), and the issuance to the Investors thereunder an aggregate amount of (i) 500,000 preferred shares and (ii) warrants to purchase an aggregate of 250,000 ordinary shares of the Company, must receive “For” votes of the holders of a majority of the voting power represented at the Annual Meeting in person or by proxy is necessary for approval of this proposed resolution. Abstentions and broker non-votes will have no effect provided that (i) the shares voting in favor of such resolution include at least the majority of the shares voted by shareholders who are not interested parties; or (ii) the total number of shares voted against the resolution by shareholders who are not interested parties does not exceed two percent of the Company’s outstanding shares. Abstentions and broker non-votes will have no effect.

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●	To be approved, Proposal No. 7, approval of the issuance of 625,000 ordinary shares to Prescott Group Aggressive Small Cap Master Fund in connection with certain anti-dilution rights granted under the agreement dated as of November 25, 2013, must receive “For” votes of the holders of a majority of the voting power represented at the Annual Meeting in person or by proxy is necessary for approval of this proposed resolution. Abstentions and broker non-votes will have no effect provided that (i) the shares voting in favor of such resolution include at least the majority of the shares voted by shareholders who are not interested parties; or (ii) the total number of shares voted against the resolution by shareholders who are not interested parties does not exceed two percent of the Company’s outstanding shares. Abstentions and broker non-votes will have no effect.

●	To be approved, Proposal No. 8, re-appointment of BDO Ziv Haft as our independent auditor for the period beginning on the date of the Annual Meeting and ending on the date of our next annual general meeting of shareholders, must receive “For” votes of the holders of a majority of the voting power represented at the Annual Meeting in person or by proxy is necessary for approval of this proposed resolution. Abstentions and broker non-votes will have no effect.

What is the quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if two or more shareholders holding at least 35% of the outstanding shares entitled to vote are present at the meeting in person or represented by proxy. On the record date, there were              shares outstanding and entitled to vote. Thus, the holders                          of shares must be present in person or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum present within one hour of the time set for the meeting, the meeting shall automatically be adjourned to the same day and same time one week thereafter (unless such day shall fall on a public holiday either in Israel or the United States, in which case the Annual Meeting will be adjourned to the first day, not being Friday, Saturday or Sunday, which follows such public holiday), at the same place fixed for the original meeting (with no need for any notice to the shareholders) or until such other later time if such time is specified in the original notice convening the Annual Meeting, or if the Company gives notice to the shareholders no less than 72 hours before the date fixed for the adjourned meeting.

Am I entitled to dissenter’s or appraisal rights?

No. Under Israeli law, you do not have any rights of appraisal or similar rights of dissenters, whether you vote for or against the resolutions. You may vote “Against” any proposal.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

What proxy materials are available on the internet?

The letter to shareholders and proxy statement are available at https://materials.proxyvote.com/M70378. The information provided on the Company website is not part of this Proxy Statement, and therefore is not incorporated herein by reference.

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Forward Looking Statements

This Proxy Statement may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on the Company’s management’s beliefs and assumptions and on information currently available to the Company’s management. All statements other than statements of historical facts are “forward-looking statements” for purposes of these provisions, including those relating to future events or our future financial performance and financial guidance. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “project,” “believe,” “estimate,” “predict,” “potential,” “intend” or “continue,” the negative of terms like these or other comparable terminology, and other words or terms of similar meaning in connection with any discussion of future operating or financial performance. These statements are only predictions. All forward-looking statements included in this document are based on information available to the Company on the date hereof, and the Company assumes no obligation to update any such forward-looking statements. Any or all forward-looking statements in this document may turn out to be wrong. Actual events or results may differ materially. Forward-looking statements can be affected by inaccurate assumptions the Company might make or by known or unknown risks, uncertainties and other factors. These risks and uncertainties include but are not limited to: the risk that the businesses may not be combined successfully or in a timely and cost-efficient manner; the possibility that the transaction will not close, including, but not limited to, due to the failure to obtain shareholder approval or the failure to obtain any required governmental or third-party approval; and the risk that business disruption relating to the merger may be greater than expected; and such other risks and uncertainties as identified in the Company’s most recent Annual Report on Form 10-K and other reports filed by it with the SEC. All names and trademarks are their owners’ property.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the ownership of the Company’s ordinary shares: (i) each director and nominee for director; (ii) each of the named executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its ordinary shares on October 31, 2015

Beneficial ownership is determined in accordance with the rules of the SEC. Unless otherwise indicated below, the address of each beneficial owner listed in the table below is c/o Modern Systems, 600 University Street, Suite 2409, Seattle, WA 98101. Except where we indicated otherwise, we believe, based on information furnished by these owners, that the beneficial owners of our shares listed below have sole investment and voting power with respect to the shares.

	Shares	%(1)
Named Executive Officers and Directors:
Matt Bell(2)	375,000	2.1
Rick Rinaldo(3)	9,883	*
Scott Miller(4)	5,208,167	29.0
Carla Corkern(5)	26,656	*
Brian Crynes(6)	30,000	*
Thomas J. Jurewicz(7)	30,000	*
Melvin L. Keating(8)	106,284	*
All executive officers and directors as a group (total of 7 persons)(9)	5,785,990	32.3
Other 5% Stockholders:
Mindus Holdings, Ltd.(10)	5,208,167	29.0
Columbia Pacific Opportunity Fund, LP(11)	5,115,951	28.5
Prescott Group Capital Management, LLC(12)	3,327,488	18.6
Lake Union Capital Management, LLC(13)	1,978,329	11.0

*	Represents beneficial ownership of less than 1% of the issued and outstanding ordinary shares.
(1)	Percentage in the above table are based on 17,936,243 ordinary shares outstanding as of October 31, 2015 and do not include 33,239 ordinary shares held by us. Pursuant to Israeli law, these shares do not confer upon the company any voting rights. Table excludes any anti-dilution shares that may be issued in the future.
(2)	Consists of (a) 75,000 shares held by Mr. Bell and (b) options to purchase 300,000 ordinary shares currently exercisable. . Mr. Bell was granted options to purchase 300,000 ordinary shares, exercisable under the following terms: (i) options to purchase 50,000 ordinary shares currently exercisable; and (ii) options to purchase 250,000 ordinary shares, which are exercisable in 30 monthly installments, of 8,333 each, commencing in October 2012. The exercise price of all of these options is $1.80 and they all expire in April 2022. In addition, Mr. Bell was granted 75,000 RSUs which are convertible into ordinary shares in 36 monthly installments, each of 2,083 RSUs, commencing in March 2012.
(3)	Consists of (a) 9,883 shares held by Mr. Rinaldo. Mr. Rinaldo was granted 75,000 RSUs, convertible into ordinary shares with 14,583 shares vesting on April 15, 2014, of which 4,700 shares were sold in sell-to-cover transactions, and the remaining 60,417 shares shall vest immediately on September 15, 2016 unless upon termination of employment for any reason. Upon termination without cause, the number of RSUs to vest immediately upon termination shall be equal to the multiple of 2,084 by the number of full months commencing on May 15, 2014 and ending on the earlier of the (a) termination date plus 90 days or (b) August 15, 2016, and if termination occurs after September 15, 2016, the remaining 2,065 Awards will vest immediately as well. Upon termination with cause, the number of RSUs to vest immediately upon termination shall be equal to the multiple of 2,084 by the number of full months commencing on May 15, 2014 and ending on the earlier of the (a) termination date or (b) August 15, 2016, and if termination occurs after September 15, 2016, the remaining 2,065 Awards will vest immediately as well.
(4)	Consists of shares held of record by Mindus Holdings, Ltd., of which Mr. Miller is the beneficial owner.
(5)	Consists of (a) 24,990 shares held by Ms. Corkern and (b) 1,666 shares issuable pursuant to stock awards within 60 days of October 31, 2015. Ms. Corkern was granted 30,000 RSUs, convertible into ordinary shares in 36 monthly installments, each of 833 RSUs, commencing in April 2013.
(6)	Consists of (a) 30,000 shares held by Mr. Crynes. Mr. Crynes was granted 30,000 RSUs, convertible into ordinary shares in 36 monthly installments, each of 833 RSUs, commencing in September 2012.
(7)	Consists of (a) 28,322 shares held by Mr. Jurewicz and (b) 1,678 shares issuable pursuant to stock awards within 60 days of October 31, 2015.Mr. Jurewicz was granted 30,000 RSUs, convertible into ordinary shares in 36 monthly installments, each of 833 RSUs, commencing in December 2012.
(8)	Consists of (a) 103,784 shares held by Mr. Keating and (b) 2,500 shares issuable pursuant to stock awards within 60 days of October 31, 2015. Mr. Keating was granted RSUs, of which: (i) 65,034 RSUs are currently convertible into ordinary shares; and (ii) 45,000 RSUs are convertible into ordinary shares in 36 monthly installments, each of 1,250 RSUs, commencing in April 2013.
(9)	Consists of (a) 5,780,147 shares held by the directors and executive officers as of October 31, 2015, and (b) 5,843 shares issuable pursuant to stock awards and option grants exercisable within 60 days of October 31, 2015.

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(10)	The address of Mindus Holdings, Ltd. is P.O. Box 12451, Dallas, Texas 75225. Based on schedule 13D filed on December 3, 2014, by Mindus Holdings, Ltd., Mindus Holdings, Ltd. has the sole power to vote or to direct the vote of, and to dispose of or to direct the disposition of the 5,208,167 ordinary shares, of which 1,033,985 ordinary shares are currently being held in escrow and are subject to forfeiture in accordance with certain provisions of that certain Amended and Restated Agreement and Plan of Merger, dated as of October 14, 2014, by and among the Issuer, Modern Systems Corporation, a Delaware corporation and a wholly owned subsidiary of the Issuer, Sophisticated Business Systems, Inc., a Texas corporation d/b/a Ateras, the Reporting Person, Scott Miller, as stockholder representative, and certain other parties thereto.
(11)	The address of Columbia Pacific Opportunity Fund, LP is c/o Columbia Pacific Advisors, LLC, 1910 Fairview Avenue East, Suite 200, Seattle, Washington 98102. Based on Amendment No. 11 to Schedule 13D filed on September 21, 2015, by Columbia Pacific Advisors, LLC, Columbia Pacific Advisors, LLC has the sole power to vote or to direct the vote of, and to dispose of or to direct the disposition of the 5,115,951 ordinary shares, of which 5,078.,011 shares are held in the portfolio of Columbia Pacific Opportunity Fund, LP and 37,940 shares are held in the portfolio of Columbia Pacific Partners Fund, Ltd., established by Columbia Pacific Advisors LLC on April 1, 2013. Messrs. Alexander B. Washburn, Daniel R. Baty and Stanley L. Baty serve as the managing members of Columbia Pacific Advisors, LLC, which is primarily responsible for all investment decisions regarding the investment portfolios of Columbia Pacific Opportunity Fund, L.P. and Columbia Pacific Partners Fund, Ltd. Each of Columbia Pacific Opportunity Fund, L.P., Columbia Pacific Partners Fund, Ltd., Alexander B. Washburn, Daniel R. Baty and Stanley L. Baty disclaims beneficial ownership over the shares, except to the extent of their pecuniary interest therein. Mr. Brandon D. Baty is a member of Columbia Pacific Advisors, LLC.
(12)	The address of Prescott Group Capital Management LLC is 1924 S. Utica Ave., Suite 1120, Tulsa, Oklahoma 74104. Based on Amendment No. 7 to Schedule 13D filed on December 12, 2014, by Prescott Group Capital Management, L.L.C., referred to as Prescott Capital, Prescott Group Aggressive Small Cap, L.P. and Prescott Group Aggressive Small Cap II, L.P., referred to together, as the Small Cap Funds, beneficially own 3,327,488 ordinary shares. All shares are beneficially owned by Prescott Capital. Prescott Capital, as the general partner of the Small Cap Funds, and Mr. Phil Frohlich, as managing member of Prescott Capital, may also be deemed to beneficially own the 3,327,488 ordinary shares held by the Small Cap Funds. Prescott Capital and Mr. Frohlich disclaim beneficial ownership of the ordinary shares held by the Small Cap Funds, except to the extent of their pecuniary interest therein. By virtue of his position with Prescott Capital and the Small Cap Funds, Mr. Frohlich has the sole power to vote and dispose of the 3,327,488 ordinary shares owned by the Small Cap Funds.
(13)	The address of Lake Union Capital Management LLC is 601 Union Street, Suite 4616, Seattle, WA, 98101. Based on Amendment No. 3 to Schedule 13D filed on September 21, 2012, by Michael Self, Lake Union Capital Fund LP, Lake Union Capital TE Fund, LP and Lake Union Capital Management, LLC, Lake Union Capital Fund LP, referred to as the Partnership, may be deemed to be the beneficial owner of and has shared voting and dispositive power with respect to 1,561,512 ordinary shares. Lake Union Capital TE Fund, LP, referred to as the TE Partnership, has shared voting and dispositive power with respect to 416,817 ordinary shares, Lake Union Capital Management, LLC, referred to as the Investment Manager, has shared voting and dispositive power with respect to the 1,978,329 ordinary shares owned beneficially by private investment vehicles, including the Partnership and the TE Partnership (collectively, the Funds), for which the Investment Manager serves as investment manager, referred to as the Funds. Michael Self, in his capacity as a managing member of the Investment Manager, has shared voting and dispositive power with respect to the 1,978,329 ordinary shares owned beneficially by the Funds.

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Description of Share Capital

Our company share capital consists of ordinary shares. If Proposal 5 is approved, our share capital will also consist of preferred shares, as further described in Proposal 5 below. Our Articles of Association do not restrict in any way the ownership of our ordinary shares by nonresidents, except that these restrictions may exist with respect to citizens of countries that are in a state of war with Israel.

Transfer of Shares

Fully paid ordinary shares are issued in registered form and may be freely transferred under our Articles of Association unless the transfer is restricted or prohibited by another instrument or any law.

Modification of Class Rights

Under our Articles of Association, the rights attached to any class unless otherwise provided by the terms of the class, including voting, rights to dividends and the like, may be varied by adoption of the necessary amendment to the articles of association, provided that the affected shareholders approve the change by a class meeting in which a simple majority of the voting power of the class represented at the meeting and voting on the matter approves the change.

Dividend Rights and Liquidation Rights

Our Board of Directors is authorized to declare dividends, subject to the provisions of the Companies Law. Dividends, if declared, shall be paid to the holders of ordinary shares according to their rights and interests in our profits. Dividends stemming from our ordinary shares may be paid only out of profits and other surplus, as defined in the Companies Law, as of the end date of the most recent financial statements or as accrued over a period of two years, whichever is higher. Alternatively, if we do not have sufficient profits or other surplus, then permission to effect a distribution can be granted by order of an Israeli court. In any event, our Board of Directors is authorized to declare dividends, provided there is no reasonable concern that the dividend will prevent us from satisfying our existing and foreseeable obligations as they become due. Under the Companies Law, the declaration of a dividend does not require the approval of the shareholders of the company, unless the company’s articles of association require otherwise. Our Articles of Association provide that our Board of Directors may declare and pay dividends without any further action of our shareholders. Dividends may be paid in cash or in kind. We may pay the dividend as an allotment of shares or a distribution of assets. If we decide to issue dividends by an allotment of shares at a price lower than the nominal value of those shares, we must convert a portion of our profits or any other source of equity to share capital in an amount equal to the difference between the nominal value of the shares and the price paid in the dividend. If dividends remain unclaimed for seven years from the date we declared the dividend, they lapse and revert back to us. In case of liquidation, and upon satisfying liabilities to creditors, our assets will be distributed to the holders of ordinary shares in proportion to their holdings. This right may be affected by the grant of a preferential dividend or distribution rights to the holders of a class of shares with preferential rights that may be authorized in the future.

Redemption provisions

In accordance with our Articles of Association, we may issue redeemable shares and accordingly redeem those shares. Our Board of Directors may attach to redeemable shares the attributes of shares, including voting rights and the right to participate in profits.

Voting, Shareholder Meetings and Resolutions

Holders of our ordinary shares have one vote for each ordinary share held on all matters submitted to the vote of shareholders. These voting rights may be affected by the grant of any special voting rights to the holders of a class of shares with preferential rights that may be authorized in the future.

Under the Companies Law and in accordance with our Articles of Association, we must hold an annual general meeting once a year with a maximum period of fifteen months between the meetings. All other meetings of shareholders other than annual general meetings are considered special general meetings. Our Board of Directors may, whenever it deems appropriate, shall call a special general meeting, within 21 days after receiving a written demand from (a) two directors or 25% of the directors; and/or (b) from one or more shareholders representing at least 5% of the outstanding share capital and 1% of the voting power; and/or (c) from one or more shareholders representing at least 5% of the voting power in the Company. The quorum required for a general meeting of shareholders consists of two or more holders present in person or by proxy, holding or representing at least 35% of the voting power. A meeting adjourned for a lack of a quorum shall be automatically postponed to the same day in the following week at the same time and place or to another later time if such time is specified in the original notice convening the general meeting or if we give notice to the shareholders of another time at least 72 hours before the date fixed for the adjourned meeting. At the reconvened meeting, if a quorum is not present within half an hour from the time appointed for holding the meeting, the required quorum will consist of two shareholders present in person or by proxy.

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Under the Companies Law, unless otherwise provided in the articles of association or applicable law, all resolutions of the shareholders require a simple majority, except in certain circumstances provided for under the Companies Law, which require a majority of at least 75% of the shares present at the meeting and other cases which may require a special majority. In accordance with the Companies Law, all shareholders meetings require prior notice of at least 35 days prior to the meeting and at least 5 days prior to the record date, and the meeting must occur between 28 and 40 calendar dates after the record date.

Under the Companies Law, a shareholder has a duty to act in good faith towards the company in which he holds shares and towards other shareholders and to refrain from abusing his power in the company, including voting in the general meeting of shareholders on:

●	any amendment to the articles of association;

●	an increase of the company’s authorized share capital;

●	a merger; or

●	approval of some of the acts and transactions that require shareholder approval.

A shareholder has the general duty to refrain from depriving rights of other shareholders. Any controlling shareholder, any shareholder who knows that he or she possesses the power to determine the outcome of a shareholder vote and any shareholder that, under the provisions of the articles of association, has the power to appoint an office holder in the company, is under a duty to act in fairness towards the company. The Companies Law does not describe the substance of this duty.

Election of Directors

Our ordinary shares do not have cumulative voting rights in the election of directors. As a result, the holders of ordinary shares that represent more than 50% of the voting power represented at a shareholders meeting have the power to elect all of our directors, other than the outside directors that are appointed by a special majority of shareholders.

Anti-Takeover Provisions; Mergers and Acquisitions under Israeli Law

Mergers

The Companies Law includes provisions that allow a merger transaction and generally requires that each company that is a party to a merger approve the transaction by its board of directors and a vote of the majority of its shares voting on the proposed merger at a shareholders’ meeting called on at least 21 days prior notice. In determining whether a majority has approved the merger, shares held by the other party to the merger or any person holding at least 25% of the other party to the merger are excluded from the vote. The Companies Law does not require court approval of a merger other than in specified situations. Upon the request of a creditor of either party to the proposed merger, the court may delay or prevent the merger if it concludes that there exists a reasonable concern that as a result of the merger, the surviving company will be unable to satisfy the obligations of any of the parties to the merger. In addition, a merger may not be completed unless at least (i) 30 days have elapsed from the date of the merger approval by the shareholders of each of the merging companies; and (ii) 50 days have passed from the time that a proposal for approval of the merger has been filed with the Israel Registrar of Companies.

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Tender Offers

The Companies Law also provides that an acquisition of shares of a public company on the open market must be made by means of a tender offer if as a result of the acquisition the purchaser would become a 25% shareholder of the company. The rule does not apply if there is already another 25% shareholder of the company. Similarly, the Companies Law provides that an acquisition of shares in a public company must be made by means of a tender offer if, as a result of the acquisition, the purchaser becomes a 45% shareholder, unless there already exists a shareholder holding at least 45% interest in the company. These rules do not apply if the acquisition is made by way of a merger as opposed to a tender offer. Regulations adopted under the Companies Law provide that these tender offer requirements do not apply to companies whose shares are listed for trading outside of Israel if, according to the law in the country in which the shares are traded, including the rules and regulations of the stock exchange on which the shares are traded, there is either a limitation on acquisitions of any level of control of the company, or the acquisition of any level of control requires the purchaser to do so by means of a tender offer to the public. The Companies Law also provides (subject to certain exceptions with respect to shareholders who held more than 90% of a company’s shares or of a class of shares as of February 1, 2000) that if following any acquisition of shares, the acquirer holds 90% or more of the company’s shares or of a class of shares, the acquisition must be made by means of a tender offer for all the target company’s shares or all the shares of the class, as applicable. An acquirer who wishes to eliminate all minority shareholders must do so by way of a tender offer and acquire 95% of all shares not held by or for the benefit of the acquirer before the acquisition. If, however, the tender offer to acquire 95% is not successful, the acquirer may not acquire shares tendered if by doing so the acquirer would own more than 90% of the shares of the target company.

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Proposal 1

Election Of Directors

Under the Company’s Articles of Association, the number of members of the Board of Directors shall be not less than three (3) and not more than six (6). The Board of Directors has resolved to set the number of members of the Board of Directors to six directors.

There are five nominees for director this year and one additional director if and insofar as Proposal No. 1 is approved. Each director, except for the outside directors, holds office until the next annual general meeting of shareholders, when, subject to any law, such director may be reappointed for an additional term of service. Each of the nominees listed below is currently a director of the Company who was previously elected by the shareholders. It is the Company’s policy to invite nominees for directors to attend the Annual Meeting. Melvin L. Keating telephonically attended the 2014 Annual Meeting of Shareholders.

The following table sets forth the names of the four nominees for election at the Annual Meeting, one additional director if and insofar as Proposal No. 1 is approved and the directors whose terms of office will continue after the Annual Meeting, their ages as of October 31, 2015, and certain other information with respect to such directors:

Name	Age	Principal Occupation/ Position Held With the Company
Scott Miller	62	Executive Chairman of the Board of Directors, Modern Systems
Matt Bell	42	President, Chief Executive Officer and Director, Modern Systems
Carla Corkern	48	Outside Director, Modern Systems Chief Executive Officer and Chairman of the Board of Talyst, Inc.
Brian Crynes	69	Outside Director, Modern Systems
Thomas J. Jurewicz	51	Director, Modern Systems
Melvin L. Keating	68	Director, Modern Systems Consultant to various private equity firms

Pursuant to our Articles of Association, directors are elected at a general meeting of our shareholders by a vote of the holders of a majority of the voting power represented at the meeting. Additional directors may be elected between general meetings by a majority of our directors. Accordingly, each nominee that receives a majority of affirmative votes will be elected. If any one or more nominees becomes unable or unwilling to serve the proxies will be voted for the election of such other person or persons as shall be determined by the persons named in the proxy in accordance with their best judgment. Each person nominated for election has agreed to serve if elected. The Company’s management has no reason to believe that any nominee will be unable to serve.

Scott Miller, Matt Bell, Thomas J. Jurewicz and Melvin L. Keating, subject to approval of Proposal No. 1, shall hold office until the next annual general meeting of shareholders and until his successor shall have duly taken office, unless his office is earlier vacated under any relevant provisions of the Company’s Articles of Association or other applicable law. Brian Crynes, an outside director of the Company, will hold office until November 18, 2017. Subject to approval of Proposal No. 2, Carla Corkern, an outside director of the Company, will hold office for an additional three-year term.

The following is a brief biography of each nominee and each director whose term will continue after the Annual Meeting (other than the outside directors, whose biographies are provided under Proposal No. 2 below).

Nominees for Election

The following four nominees, who currently serve as directors of the Company, have advised the Company that they will agree to continue to serve as directors if appointed. Relevant information on each of the nominees, including their principal occupation during at least the past five years, is provided below.

Scott Miller, 62, Mr. Miller has served as a director and Chairman of our Board of Directors since December 2014. In November 2015, Mr. Miller was appointed as Executive Chairman. Mr. Miller served as Chief Executive Officer and President of Sophisticated Business Systems, Inc. d/b/a Ateras from December 2005 to December 2015, when Ateras was acquired by Modern Systems. Mr. Miller began his career in electronics while serving in the Air Force. We believe Mr. Miller is qualified to serve on our Board of Directors because of his leadership roles with other technology companies and his vast knowledge about automated legacy migration and modernization solutions.

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Thomas J. Jurewicz, 51, was appointed as a director by our Board of Directors in December 2012. Mr. Jurewicz is also a member of the Company’s Audit Committee and Compensation Committee. Mr. Jurewicz spent 12 years at VMware, Inc. (NYSE: VMW) where he held various financial positions including Treasurer, interim CFO, Board member of its subsidiaries, and EMEA Controller. He was integral to the sale of the company to EMC Corp (NYSE: EMC) and its subsequent IPO. Prior to that, Mr. Jurewicz served as Vice President of Finance of CMC Industries, Inc. (NASDAQ: CMCI), and as Financial Planning and Analysis Manager at NETCOM, On-Line Communications (NASDAQ: NETC). Early in his career, he was an investment banker for Merrill Lynch & Co (NYSE: ML). Mr. Jurewicz holds an MBA from Stanford University, and a BS in applied mathematics from Yale University. We believe Mr. Jurewicz is qualified to serve on our Board of Directors because of his senior management experience with other technology and financial institutions and his prior board service.

Melvin L. Keating, 68, has served as a director since February 2012. Mr. Keating served as Chairman of our Board of Directors from February 2012 to December 2014. Mr. Keating has served as a consultant to various private equity firms since October 2008, and has served as a director of various corporations. From October 2005 through October 2008, Mr. Keating was President and Chief Executive Officer of Alliance Semiconductor Corp., in Santa Clara, CA, a worldwide manufacturer and seller of semiconductors (NASDAQ). Mr. Keating is currently a director of several other publicly traded companies, including Red Lion Hotels Corp (NYSE), Agilysys Inc (NASDAQ) and API Technologies Corp (NASDAQ). Mr. Keating holds both an MS in accounting and an MBA in finance from the Wharton School at the University of Pennsylvania and holds a BA in art history from Rutgers University. We believe Mr. Keating is qualified to serve on our Board of Directors because of his senior management experience and board service with other publicly traded companies in the technology industry.

Matt Bell, 42, has served as a director since October 2015 and our chief executive officer since July 2012.  He has served as our president from March 2012.  In 2011, Mr. Bell served as chief operating officer at PitchBook Data, Inc. Between 2007 and 2011, Mr. Bell served as vice president of sales and business development for three enterprise startup companies backed by a venture capital firm from Seattle, WA. Mr. Bell also served as general manager of sales of RealNetworks where he managed the enterprise, education, government, and ASP sales throughout North America. He also managed all enterprise OEM business globally. Mr. Bell holds a BA in business and administration specializing in marketing and finance from the University of Washington. We believe Mr. Bell is qualified to serve on our Board of Directors because of his role as chief executive officer of Modern Systems.

Each Board’s member refrains from making recommendation with respect to his election to the Board.

It is proposed that at the Annual Meeting, the following resolutions be adopted:

“Resolved, that Messrs. Scott Miller, Thomas J. Jurewicz, Melvin L. Keating and Matt Bell, be, and hereby are, elected to serve as members of the Board of Directors of the Company until the next annual general meeting.”

The Board Of Directors Recommends

A Vote In Favor Of Each Named Nominee.

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Proposal 2

Election of Outside Director

Under the Companies Law, the Company is required to have at least two outside directors and may appoint more than two outside directors. The Company has two directors, in addition to the directors to be nominated under Proposal No. 1, who qualify as “outside directors” as mandated by the Companies Law.

The following is a brief biography of Carla Corkern, the outside director nominated to be reappointed as outside director, and of Bryan Crynes, whose term will continue after the Annual Meeting.

Carla Corkern, 48, has served as one of the Company’s outside directors as well as a member of the Company’s Audit Committee and Compensation Committee since April 2013. Ms. Corkern has served as Chief Executive Officer and Chairman of the Board of Talyst, Inc. since 2008. During 2006 and 2007, she served as President of Extended Care at Talyst, Inc. and thereafter, until 2008, she served as Chief Operating Officer. Between 2004 and 2006, Ms. Corkern served as Vice President of Engineering and Chief Operations Officer at Vykor, Inc. During 2004, Ms. Corkern acted as principal of Cosmochan Consulting. In 2001 and 2002, she served as Vice President and General Manager of Netegrity, and from 1999 to 2001, she served as Vice President, Professional Services and Training at DataChannel Inc. Ms. Corkern was the President and founder of Isogen International, until its sale to DataChannel Inc. in 1999. Ms. Corkern holds a BS in Technical Communication from Louisiana Tech University. We believe Ms. Corkern is qualified to serve on our Board of Directors because of her executive leadership experience and extensive working knowledge of information systems and process management. Ms. Corkern’s appointment expires in April 2016 unless reelected at the Annual Meeting.

Brian Crynes, 69, has served as an outside director of our Board of Directors since August 2012 as well as a member of the Company’s Audit Committee and Compensation Committee. Mr. Crynes served as Interim Chief Information Officer at Russell Investments, Tacoma, WA, during 2009 and 2010. Prior to that, from 2001 to 2008, Mr. Crynes served as Chief Information Officer at Starbucks Coffee Company, Seattle. Between 1997 and 2001, Mr. Crynes served as Chief Information Officer at Coca-Cola Amatil, Ltd. Prior to that, from 1994 to 1997, Mr. Crynes served as Business Unit Chief Information Officer at Bristol-Myers Squibb, Inc. Between 1989 and 1993, Mr. Crynes served as Senior Director, Cross Functional Systems at Apple, Inc. From 1983 to 1989, he served as Vice President, Information Systems at New York Daily News, Inc. Between 1976 and 1983, Mr. Crynes served as Senior Manager, IT Consulting at Price Waterhouse & Co., New York, NY. Mr. Crynes holds both a BS in mathematics and an MBA in finance from the University of Scranton. We believe Mr. Crynes is qualified to serve on our Board of Directors because of his senior management background and prior service on the board.

Ms. Corkern’s appointment expires on April 10, 2016. The Company’s Audit Committee and Board of Directors propose to reappoint Ms. Carla Corkern as an outside director of the Company for an additional three-year term until April 10, 2019.

Pursuant to the Companies Law, all outside directors must have financial and accounting expertise or professional qualifications, and at least one outside director must have financial and accounting expertise. The terms “financial and accounting expertise” and “professional qualifications” have been defined in regulations promulgated under the Companies Law. The Board of Directors has determined that Ms. Carla Corkern meets the criteria for having financial and accounting expertise and professional qualifications, both as defined in the Companies Law and the regulations promulgated thereunder.

The Company proposes that at the Annual Meeting, the following resolution be adopted:

“Resolved, to reappoint Ms. Carla Corkern, as an outside director of the Company for an additional three-year term commencing on April 10, 2016, and ending on April 10, 2019.”

Adoption of this proposal requires the affirmative vote of a majority of ordinary shares present at the meeting, in person, by proxy or by voting instruction card, and voting on the resolution, provided that (i) the shares voting in favor of such resolution include at least the majority of the shares voted by shareholders who are not “controlling shareholders” (as defined below) and who are not interested parties other than interests that do not stem from connections with the controlling shareholders; or (ii) the total number of shares voted against the resolution by shareholders who are not controlling shareholders and interested parties does not exceed two percent of the Company’s outstanding shares.

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A “controlling shareholder” under the Companies Law is defined as a shareholder who has the ability to direct the activity of a company, except for an ability that stems from the fulfillment of his or her duty as a director or as a holder of any other position at the company.

Please note that you are required to indicate on the proxy card whether or not you are a controlling shareholder of the Company, or acting on its behalf, with respect to this proposal, no matter whether you vote for or against this proposal. If you fail to notify us as to whether or not you are a controlling shareholder of the Company (as defined above) or acting on its behalf with respect to this Proposal No. 2, your vote will not be counted with respect to Proposal No. 2.

The Board Of Directors Recommends

A Vote In Favor Of Proposal 2.

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Information Regarding the Board of Directors and Corporate Governance

Board Structure

Pursuant to our Articles of Association, directors are elected at a general meeting of our shareholders by a vote of the holders of a majority of the voting power represented at the meeting. Additional directors may be elected between general meetings by a majority of our directors. Our Board of Directors is currently comprised of five persons, all of which have been determined to be independent within the meaning of the applicable NASDAQ requirements. Two of these independent directors (Brian Crynes and Carla Corkern) also serve as outside directors mandated under Israeli law and subject to additional criteria to help ensure their independence (See “—Outside Directors under the Companies Law”). Each director, except for the outside directors, holds office until the next annual general meeting of shareholders, when, subject to any law, such director may be reappointed for an additional term of service. Officers are appointed by our Board of Directors.

 Under the Companies Law, a person who lacks the necessary qualifications and the ability to devote an appropriate amount of time to the performance of his or her duties as a director shall not be appointed to serve as a director of a publicly traded company. While determining a person’s compliance with such provisions, the company’s special requirements and its scope of business shall be taken into account. Where the agenda of a shareholders meeting of a publicly traded company includes the appointment of directors, each director nominee is required to submit a declaration to the company confirming that he or she has the necessary qualifications and he or she is able to devote an appropriate amount of time to performance of his or her duties as a director. In the declaration, the director nominee shall specify his or her qualifications and confirm that the restrictions set out in the Companies Law do not apply.

In addition, each director nominee must include in his or her declaration a statement, the content of which shall be that he or she was not convicted for certain criminal or securities laws offenses provided under the Companies Law. Any person nominated to serve as an office holder of a publicly-traded company shall also comply with such disclosure requirements.

Furthermore, under the Companies Law, a person shall not be appointed as a director or an office holder of a publicly-traded company (i) if a court has ordered that due to the severity and circumstances of an offense committed by a nominee, such nominee is not fit to serve as a director or an office holder of a public company; or (ii) the administrative enforcement committee mandated under the Israeli Securities Law, 1969, referred to as the Securities Law, imposed on such nominee restrictions with respect to serving as a director or office holder, as applicable, of a publicly-traded company for a certain period of time.

Under the Companies Law, if a director or office holder ceases to comply with any of the requirements provided in the Companies Law, such director must notify the company immediately, and his or her term of service shall terminate on the date of the notice.

Outside Directors under the Companies Law

Under the Companies Law, companies incorporated under the laws of Israel whose shares have been offered to the public in or outside of Israel, are required to appoint at least two outside directors.

The Companies Law provides that a person may not be appointed as an outside director if such person is a relative of the controlling shareholder, or if such person or the person’s relative, partner, employer, another person to whom he was directly or indirectly subject, or any entity under the person’s control, has, as of the date of the person’s appointment to serve as outside director, or had, during the two years preceding that date, any affiliation with any of the following:

●	the company;

●	the company’s controlling shareholder;

●	a relative of the controlling shareholder;

●	any entity controlled by the company or by the controlling shareholder; or

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●	if the company has no controlling shareholder or a shareholder holding 25% or more of the voting rights — a person that at the time of appointment is the chairman of the board of directors, the chief executive officer or the most senior financial officer of the company, or a shareholder holding 5% or more of the outstanding shares or voting rights of the company.

The term “affiliation” includes:

●	an employment relationship;

●	a business or professional relationship maintained on a regular basis;

●	control; and

●	tenure as an office holder.

No person may serve as an outside director if: (a) the person’s position or other business activities create, or may create a conflict of interest with the person’s responsibilities as an outside director or may otherwise interfere with the person’s ability to serve as an outside director; (b) at the same time such person serves as a director of another company on whose board of directors, a director of the other company serves as an outside director; (c) the person is an employee of the Israel Securities Authority or of an Israeli stock exchange; (d) such person or such person’s relative, partner, employer or anyone to whom such person is directly or indirectly subordinate, or any entity under such person’s control, has business or professional relations with any person or entity he or she should not be affiliated with, as described in the preceding paragraph, unless such relations are negligible; or (e) such person received compensation, directly or indirectly, in connection with his or her service as a director, other than as permitted under the Companies Law and the regulations promulgated thereunder.

If, at the time of election of an outside director, all other directors who are not controlling shareholders of such company or their relatives, are of the same gender, the outside director to be elected must be of the other gender. Outside directors are elected by a majority vote at a shareholders’ meeting, provided that either:

(1)	a majority of the shareholders who are not controlling shareholders and who do not have a personal interest in the appointment (other than a personal interest which does not stem from an affiliation with a controlling shareholder), present and voting at the meeting, voted in favor of the appointment; or

(2)	the non-controlling shareholders or shareholders who do not have a personal interest in the appointment (other than a personal interest which does not stem from an affiliation with a controlling shareholder) who were present and voted against the election, hold no more than two percent of the voting rights at the company.

Pursuant to the Companies Law, all outside directors must have financial and accounting expertise or professional qualifications, and at least one outside director must have financial and accounting expertise. The terms “financial and accounting expertise” and “professional qualifications” have been defined in regulations promulgated under the Companies Law.

If an outside director ceases to comply with any of the requirements provided in the Companies Law with respect to the appointment of outside directors, such outside director must notify the company immediately, and his or her term of service shall terminate on the date of such notice.

Outside directors are elected for a three-year term and may be re-elected for two additional terms of three years each, provided that with respect to the appointment for each such additional three-year term, one of the following has occurred:

(a)	the reappointment of the outside director has been proposed by one or more shareholders holding together one percent or more of the voting rights in the company, and the appointment was approved at the general meeting of the shareholders by a simple majority, provided that: (i) in calculating the majority, votes of controlling shareholders or shareholders having a personal interest in the appointment (other than a personal interest which does not stem from an affiliation with the controlling shareholder) and abstentions are disregarded; and (ii) the total number of shares which voted for the appointment held by shareholders who do not have a personal interest in the appointment (other than a personal interest which does not stem from an affiliation with a controlling shareholder) and/or who are not controlling shareholders, exceed two percent of the voting rights in the company; or

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(b)	the reappointment of the outside director has been proposed by the board of directors and the appointment was approved by such special majority required for the initial appointment of an outside director.

At present, Brian Crynes and Carla Corkern serve as our outside directors. Mr. Crynes is to hold office until August 2018 and Ms. Corkern is to hold office until April 2016, unless reelected pursuant to Proposal No. 2. In accordance with the Israeli Companies Regulations (Alleviation for Public Companies Whose Shares are Listed on a Stock Exchange Outside of Israel) 2000, referred to as the Alleviation Regulations, Israeli companies whose shares are listed on a stock exchange outside of Israel, such as our company, may re-appoint an outside director for additional terms not exceeding three years each, beyond the three three-year terms generally applicable, provided that, if an outside director is being re-elected for an additional term or terms beyond the three three-year terms: (i) the audit committee and board of directors must determine that, in light of the outside director’s expertise and special contribution to the board of directors and its committees, the re-election for an additional term is to the company’s benefit; (ii) the outside director must be re-elected by the special majority required for the initial appointment and subject to the provisions stipulated in the Companies Law; and (iii) the term during which the nominee has served as an outside director and the reasons given by the audit committee and board of directors for extending his or her term of service must be presented to the shareholders prior to approval of the reappointment.

Each committee exercising the powers of the board of directors is required to include at least one outside director. However, the audit committee is required to include all outside directors serving on the board of directors.

An outside director is entitled to compensation as provided in regulations promulgated under the Companies Law and is otherwise prohibited from receiving any compensation, directly or indirectly, in connection with services provided as an outside director.

Qualifications of Other Directors under the Companies Law

Under the Companies Law, the board of directors of a publicly traded company is required to make a determination as to the minimum number of directors who must have financial and accounting expertise according to criteria that is defined in regulations promulgated under the Companies Law. In accordance with the Companies Law, the determination of the board should be based on, among other things, the type of the company, its size, the volume and complexity of its activities and the total number of directors serving on the board. Based on the aforementioned considerations, our Board of Directors determined that the number of directors with financial and accounting expertise in our company shall not be less than two.

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Independence of The Board of Directors

As required under NASDAQ listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. The Board of Directors consults with the Company’s counsel to ensure that the Board of Directors’ determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of NASDAQ, as in effect from time to time. Two of these independent directors also serve as outside directors mandated under the Companies Law and subject to additional criteria to help ensure their independence.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board of Directors has affirmatively determined that our outside directors, as well as Messrs. Melvin L. Keating and Thomas J. Jurewicz, qualify as independent directors under the applicable NASDAQ rules and those of the Securities and Exchange Commission. In making this determination, the Board of Directors found that none of these directors or nominees for director had a material or other disqualifying relationship with the Company.

Independent Directors under the Companies Law

Pursuant to the Companies Law, a public company, such as the Company, may include in its articles of association provisions relating to corporate governance. Such provisions may include the number of directors which shall be independent of management. Alternatively, a company may adopt the proposed standard provision included in a supplement to the Companies Law, under which a majority of the directors are to be independent, or, if the company has a controlling shareholder or a 25% or more shareholder, that at least one-third of the directors serving on the board be independent. An “independent director” is defined as a director who meets all of the following:

●	the audit committee confirms that he or she meets the qualifications for being appointed as an outside director, except for the requirement for financial and accounting expertise or professional qualifications; and

●	he or she has not served as a director of the company for a period exceeding nine consecutive years. For this purpose, a break of up to two years in the service shall not be deemed to interrupt the continuation of the service.

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The Alleviation Regulations provide that a director in a company whose shares are listed in a stock exchange outside of Israel, such as the Company, who meets the criteria of an independent director under the relevant non-Israeli rules relating to independence standards for audit committee membership and who meets certain non-affiliation criteria, which are less stringent than those applicable to outside directors, would be deemed an “independent” director pursuant to the Companies Law provided he or she has not served as a director for more than nine consecutive years. For these purposes, ceasing to serve as a director for a period of two years or less is not deemed to sever the consecutive nature of such director’s service. In accordance with the Alleviation Regulations, a company whose shares are listed in a stock exchange outside of Israel may extend the term of service of its independent directors beyond nine years, for additional terms of service, each of which shall be no more than three years.

As of the date of this Proxy Statement, our Articles of Association have not yet been amended to include these provisions of the Companies Law relating to corporate governance.

Board Leadership

The Board of Directors has an independent chair, Scott Miller, who has authority, among other things, to call and preside over Board of Directors meetings, including meetings of the independent directors, to set meeting agendas and to determine materials to be distributed to the Board of Directors. Accordingly, the Chairman of the Board has substantial ability to shape the work of the Board of Directors. Under the Companies Law, while it is permitted for the Chief Executive Officer to serve on the Board, the Chief Executive Officer may not simultaneously serve as chairman of the board unless a resolution is passed at the general meeting with the approval of a special majority of non-controlling shareholders and interested parties, and in such case the concurrent service shall be for a period not to exceed three years. Furthermore, a relative of the chairman may not serve as Chief Executive Officer unless a similar resolution is passed. The Company believes that separation of the positions of Chairman of the Board and Chief Executive Officer reinforces the independence of the Board of Directors in its oversight of the business and affairs of the Company. In addition, the Company believes that having an independent Chairman of the Board creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board of Directors to monitor whether management’s actions are in the best interests of the Company and its shareholders. As a result, the Company believes that having an independent Chairman of the Board can enhance the effectiveness of the Board of Directors as a whole.

Family Relationships

 Mr. Matt Bell and Mr. Thomas J. Jurewicz are first cousins.

Role of the Board in Risk Oversight

One of the Board of Directors’ key functions is informed oversight of the Company’s risk management process. The Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through various Board of Directors standing committees that address risks inherent in their respective areas of oversight. In particular, our Board of Directors is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for the Company. Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The audit committee also monitors compliance with legal and regulatory requirements and oversees the process and procedures of management. Our compensation committee, inter alia, assesses and monitors whether any of our compensation policies and programs as updated from time to time, generally complies with the Company’s risk management policy and does not have the potential to encourage excessive risk-taking. Typically, the entire Board of Directors meets with the Chief Executive Officer and Chief Financial Officer at least annually, and the applicable Board of Directors committees meet at least annually with the Chief Executive Officer and Chief Financial Officer to discuss the committees’ respective areas of oversight. Both the Board of Directors as a whole and the various standing committees receive periodic reports from the Chief Executive Officer and Chief Financial Officer, as well as incidental reports as matters may arise. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board of Directors as quickly as possible.

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Meetings of The Board of Directors

The Board of Directors met ten times during 2014. All directors except Harel Kodesh attended at least 80% of the aggregate number of meetings of the Board of Directors and of the committees on which they served, held during the portion of the last fiscal year for which they were directors or committee members, respectively.

Information Regarding Committees of the Board of Directors

The Board of Directors has two committees: an Audit Committee and a Compensation Committee. The following table provides membership and meeting information for 2014 for each of the Board of Directors committees:

Name	Audit	Compensation
Scott Miller
Matt Bell
Brian Crynes	X	X
Carla Corkern	X	X
Thomas J. Jurewicz	X	X
Melvin L. Keating

Below is a description of each committee of the Board of Directors.

Audit Committee

The Companies Law requires public companies to appoint an audit committee, comprised of at least three directors, and which shall include all of the company’s outside directors. The majority of the members of the audit committee must be independent directors. The Companies Law further stipulates that the following may not serve as members of the audit committee: (a) the chairman of the board of directors; (b) any director employed by or providing services on an ongoing basis to the company, to the controlling shareholder of the company or an entity controlled by the controlling shareholder of the company; (c) a director whose main income derives from the controlling shareholder; and (d) the controlling shareholder or any relative of the controlling shareholder.

Under the Companies Law, the responsibilities of the audit committee include: (a) identifying flaws in the management of a company’s business and making recommendations to the board of directors as to how to correct them; (b) with respect to certain actions involving conflicts of interests and with respect to certain related party transactions, deciding whether such actions are material actions and whether such transactions are extraordinary transactions, for the purpose of approving such actions or transactions; (c) reviewing and deciding whether to approve certain related party transactions and certain transactions involving conflicts of interest, when such authority with respect to such transactions is granted by law to the audit committee; (d) reviewing the comptroller’s work program; (e) examining the company’s internal control structure and processes, the performance of the comptroller and whether the comptroller has at his or her disposal the tools and resources required to perform his or her duties, considering, inter alia, the special needs of the company and its size; (f) examining the external auditor’s scope of work, as well as the external auditor’s fees and providing its recommendations to the board; and (g) providing for arrangements as to the manner in which the company deals with employee complaints with respect to deficiencies in the administration of the company’s business, and protection to be provided to such employees.

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In accordance with the Sarbanes-Oxley Act and NASDAQ requirements, our audit committee is directly responsible for the appointment, compensation and oversight of our independent auditors. In addition, the audit committee is responsible for assisting the board in monitoring our financial statements and the effectiveness of our internal controls.

Our Board of Directors authorized our audit committee to act as committee for review of financial statements under the Companies Regulations (Provisions and Terms with Respect to Procedures for Approval of Financial Statements), 2010. Under the regulations, the committee for review of financial statements is required to make recommendations to our Board of Directors with respect to various issues related to the financial statements, at a reasonable time prior to the approval the financial statements by the Board of Directors.

We have established an audit committee, consisting of Thomas J. Jurewicz and our two outside directors, Brian Crynes and Carla Corkern. The Audit Committee met five times during 2014.

The Board of Directors reviews the NASDAQ listing standards definition of independence for Audit Committee members on an annual basis and has determined that all members of the Company’s Audit Committee are independent (as independence is currently defined in Rule 5605(c)(2)(A)(i) and (ii) of the NASDAQ listing standards).

The Board of Directors has also determined that Thomas J. Jurewicz qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. The Board of Directors made a qualitative assessment of Mr. Jurewicz’s level of knowledge and experience based on a number of factors, including his formal education and experience as a treasurer and interim chief financial officer for a public reporting company.

Compensation Committee

In December 2012, an amendment to the Companies Law came into effect which requires Israeli publicly traded companies, like us, to establish a compensation committee. In addition, under this amendment, we were required to adopt a compensation policy, to be recommended by the compensation committee, with respect to the remuneration of our executive officers and directors. Such compensation policy must include, among others, certain mandatory provisions as stipulated in the amendment.

The compensation committee is responsible to periodically advise the Board of Directors as to the necessity to update the compensation policy and to examine its implementation. In the event that a compensation policy is set to expire after a period longer than three years, the Compensation Committee shall advise the Board of Directors, every three years, whether such policy should be amended, discontinued or remain intact.

In addition, under the Companies Law, the Compensation Committee is authorized to approve the compensation of certain executive officers, including the chief executive officer, the company’s directors and the controlling shareholder, if he or she is employed by the company. Furthermore, the Compensation Committee is authorized to exempt the company from bringing the chief executive officer’s compensation to shareholders approval, under certain circumstances stipulated in the Companies Law.

According to the Companies Law, the compensation committee shall be comprised of no less than three directors and only directors eligible to serve as members of the audit committee may serve on the compensation committee. All of the outside directors must serve as members of the compensation committee and shall constitute a majority thereof. The chairman shall be an outside director. The compensation of all members of the compensation committee shall be identical.

We have established a Compensation Committee, consisting of Thomas J. Jurewicz and our two outside directors, Brian Crynes and Carla Corkern. The Compensation Committee met five times during 2014.

All members of the Company’s Compensation Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the NASDAQ listing standards).

In February 2013, our Board of Directors approved our compensation policy (following the recommendation of our Compensation Committee), which was further approved by our shareholders in April 2013, as required by the Companies Law (the “Compensation Policy”).

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According to the Companies Law, the compensation of our directors and officers must be approved in accordance with our compensation policy, unless certain procedural and substantive requirements are met.

Subject to any extraordinary circumstances stipulated in the Companies Law, the compensation of our officers (who do not also serve as directors), including options, other share-based compensation, procurement of insurance coverage and indemnification, is subject to the approval of the Compensation Committee and Board of Directors. The compensation of our directors and chief executive officer is also subject to shareholder approval.

The renewal of our officers’ compensation package (including our chief executive officer) may be approved by our compensation committee (without requiring the approval of our Board of Directors and shareholders) if the compensation committee has determined that the renewed package is not materially different from his or her previous package.

Compensation Committee Processes and Procedures

Several main principles and objectives form the basis of the Company’s Compensation Policy: (a) to promote the Company’s goals and targets and its long term policy; (b) to create appropriate incentives for the Company’s officers, considering, among others, the Company’s risk management policy; (c) to adapt a compensation package combination that matches the size of the Company and the nature of its activities; and (d) to comply with the provisions of the law by compensating those eligible pursuant to the Compensation Policy, based on their contribution and their efforts to the development of the Company’s business and promotion of its goals, in the short and long term.

The Compensation Policy is a multi-year policy which is in effect for a period of three years from the date of its approval, currently until April 2016, after which time it may be reapproved. The Compensation Committee and the Board of Directors review the Compensation Policy from time to time, as well as the need to adjust it. In so doing, they conduct an examination of changes in the Company’s goals, market conditions, the Company’s profits and revenues in previous periods and in real time, and any other relevant factors.

●	The Compensation Policy provides for the consideration, inter alia, of the following parameters when determining compensation terms for the Company’s officers: The education, qualifications, expertise, seniority (in the Company in particular, and in the officer’s profession in general), professional experience and achievements of the officer;

●	The officer’s position, the scope of his or her responsibility and previous wage agreements that were signed;

●	The officer’s contribution to the Company’s business, profits and stability;

●	The degree of responsibility imposed on the officer;

●	The Company’s need to retain officers who have skills, know-how or unique expertise; and

●	Applicable law.

The Compensation Policy considers that different terms of employment may apply in various countries, and therefore a global comparison of employment terms for similar positions within the Company, may not be a relevant parameter when determining officer compensation.

Prior to approval of a compensation package for an officer, the Company may conduct a wage survey that compares and analyses the compensation packages granted to officers in similar positions (in other companies of the same type as the Company) to that of the relevant officer.

The policy requires that the Company do its utmost to approve the compensation terms of new officers prior to the date of commencement of their employment in the Company.

The compensation package may include various components including a base salary, sales commissions, annual cash bonus and share-based compensation (e.g. options, restricted stock units) as well as social benefits, car allowance, mobile allowance, reimbursement of expenses, perquisites, advance notice for termination of employment, medical insurance, exculpation and indemnification arrangements, retirement grants, sign-on fees and special bonuses. The Compensation Policy sets certain criteria, standards and limitations with regard to the above components, and in particular regarding bonus.

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Nominating and Corporate Governance Committee

Our Board of Directors does not have a standing Nominating and Corporate Governance Committee or a Nominating and Corporate Governance Committee charter. Instead, the full Board of Directors performs the function of a nominating committee. The Board of Directors believes it is appropriate not to have a standing Nominating and Corporate Governance Committee because we are a small company with little turnover in our Board of Directors. Moreover, we believe the current structure provides better oversight and is more efficient.

The Articles of Association of the Company provide that a director may appoint another person to serve as his alternate with all the rights and obligations of the appointing director, except the right to appoint a further alternate. The alternate director may not act at any meeting at which the director appointing him is present. Unless the time period or scope of any such appointment is limited by the appointing director, such appointment is effective for all purposes and for an indefinite time, but will expire upon the expiration of the appointing director’s term. An alternate director is solely responsible for his own acts and defaults, and is not the agent of the appointing director. To date, no alternate directors serve on behalf of the directors of the Company. Under the Companies Law, the outside directors may not appoint alternates to serve on the Board of Directors.

Our Board of Directors believes that candidates for director should have certain minimum qualifications, as described in “Information Regarding the Board of Directors and Corporate Governance-Board Structure.” Neither our Articles of Association, nor the Companies Law, include any procedures by which security holders may recommend nominees to the Company’s board of directors.

Shareholder Communications With The Board Of Directors

Historically, the Company has not provided a formal process related to shareholder communications with the Board of Directors. Nevertheless, every effort has been made to ensure that the views of shareholders are heard by the Board of Directors or individual directors, as applicable, and that appropriate responses are provided to shareholders in a timely manner. The Company believes its responsiveness to shareholder communications to the Board of Directors has been excellent.

Code of Conduct

The Company has adopted a code of conduct applicable to our executive officers, directors and all other employees. The code of conduct is available on the Company’s website at www.modernsystems.com. The information provided on the Company website is not part of this Proxy Statement, and therefore is not incorporated herein by reference. In addition, we intend to promptly disclose the nature of any amendment to, or waiver from, our code of business conduct that applies to our principal executive officer, principal financial officer, principal accounting officer or persons performing similar functions on our website in the future.

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Proposal 3

Approval of Columbia Pacific and Prescott Warrants

The Board of Directors is also requesting shareholder approval of the issuance of warrants to purchase an aggregate of 409,837 ordinary shares of the Company to be issued to Columbia Pacific Opportunity Fund, LP or its related affiliates (“Columbia”) and Prescott Group Aggressive Small Cap Master Fund or its related affiliates (“Prescott”) in exchange for providing a guaranty with respect to a credit agreement between Modern Systems Corporation, a wholly owned subsidiary of the Company, and Comerica Bank.

In February 2015, the Company entered into a letter agreement agreeing to issue an aggregate of 409,837 ordinary shares of the Company to Columbia (256,148 ordinary shares) and Prescott (153,689 ordinary shares), subject to and contingent on obtaining the approval of the audit committee, Board of Directors and disinterested shareholders. The warrants have an exercise price of $0.01 per share and have a three-year term from the date of grant. The warrants will be 50% vested on the date of grant and 50% vested on February 24, 2016. In the event that the Company has repaid in full the guaranteed amount owed pursuant to the Credit Agreement to below $1,000,000, the unvested portion of the warrant shall be cancelled.

Vote Required and Board of Directors’ Recommendation

Adoption of this proposal requires the affirmative vote of a majority of ordinary shares present at the meeting, in person, by proxy or by voting instruction card, and voting on the resolution, provided that (i) the shares voting in favor of such resolution include at least the majority of the shares voted by shareholders who are not interested parties; or (ii) the total number of shares voted against the resolution by shareholders who are not interested parties does not exceed two percent of the Company’s outstanding shares.

Please note that you are required to indicate on the proxy card whether or not you are an interested party, or acting on its behalf, with respect to this proposal, no matter whether you vote for or against this proposal. If you fail to notify us as to whether or not you are an interested party, or acting on its behalf with respect to this Proposal No. 3, your vote will not be counted with respect to Proposal No. 3.

The Board Of Directors Recommends

A Vote In Favor Of Proposal 3.

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Proposal 4

Approval of Mindus Warrants

The Board of Directors is also requesting shareholder approval of warrants to purchase an aggregate of 45,082 ordinary shares of the Company to be issued to Mindus Holdings, Ltd. in exchange for extending the terms of a loan from Mindus Holdings, Ltd. to a subsidiary of the Company.

In February 2015, the Company entered into a letter agreement agreeing to issue an aggregate of 45,082 ordinary shares of the Company to Mindus Holdings, Ltd., an entity owned and controlled by Scott Miller, a member of our Board of Directors, subject to and contingent on obtaining the approval of the audit committee, Board of Directors and disinterested shareholders. The warrants have an exercise price of $0.01 per share and have a three-year term from the date of grant. The warrants will be 50% vested on the date of grant and 50% vested on February 24, 2016. In the event that the Company has repaid in full the amount owed pursuant to the loan, the unvested portion of the warrant shall be cancelled.

Vote Required and Board of Directors’ Recommendation

Adoption of this proposal requires the affirmative vote of a majority of ordinary shares present at the meeting, in person, by proxy or by voting instruction card, and voting on the resolution, provided that (i) the shares voting in favor of such resolution include at least the majority of the shares voted by shareholders who are not interested parties; or (ii) the total number of shares voted against the resolution by shareholders who are not interested parties does not exceed two percent of the Company’s outstanding shares.

Please note that you are required to indicate on the proxy card whether or not you are an interested party, or acting on its behalf, with respect to this proposal, no matter whether you vote for or against this proposal. If you fail to notify us as to whether or not you are an interested party, or acting on its behalf with respect to this Proposal No. 4, your vote will not be counted with respect to Proposal No. 4.

The Board Of Directors Recommends

A Vote In Favor Of Proposal 4.

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Proposal 5

Approval of Amendment of Articles of Association

The Board of Directors is also requesting shareholder approval of the increase and amendment of the authorized share capital of the Company by an additional 40,000 New Israeli Shekels (NIS) comprised of 1,000,000 preferred shares of NIS 0.04 par value each, such that following such increase, the authorized share capital of the Company would be NIS 1,040,000 comprised of 25,000,000 ordinary shares and 1,000,000 preferred shares and to amend the Company's Articles of Association accordingly conferring upon the preferred shares the rights set forth therein. The preferred shares will have the following rights:

Liquidation Preference

Upon liquidation, dissolution, or winding up of the Company, the holders of the preferred shares shall be first entitled to receive, in preference to the holders of ordinary shares, an amount per share equal to an amount equal to $3.00 (as adjusted for stock splits and the like with respect to the preferred shares).

Unless, at the request of the Company, the holders of a majority of the then-outstanding Shares agree otherwise, the occurrence of any of the following events shall be deemed a liquidation: (1) any consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, other than any such consolidation, merger or reorganization in which the shares of capital stock of the Company immediately prior to such consolidation, merger or reorganization, continue to represent a majority of the voting power of the surviving entity (or, if the surviving entity is a wholly owned subsidiary, its parent) immediately after such consolidation, merger or reorganization; provided that this shall not include any transaction or series of transactions principally for bona fide equity financing purposes in which cash is received by the Company or any successor or indebtedness of the Company is cancelled or converted or a combination thereof, (2) any transaction or series of related transactions to which the Company is a party in which in excess of fifty percent (50%) of the Company’s voting power is transferred; or (3) a sale, lease, exclusive license or other disposition of all or substantially all of the assets of the Company.

Conversion

The preferred shares are convertible into ordinary shares at any time at the option of the holder on a 1:1 basis (subject to adjustment as a result of stock splits, combinations, recapitalizations and the like). In addition, if at any time after the two-year anniversary of the date of issuance of the preferred shares, the volume-weighted average sale price per ordinary share equals or exceeds $5.00 per ordinary share (as adjusted for stock splits, combinations, recapitalizations and the like) for a period of ten consecutive trading days, each then-outstanding preferred share will be automatically converted into ordinary shares at the then-applicable conversion rate.

Dividends

In the event dividends are paid on any ordinary share, the Company shall pay an additional dividend on all outstanding preferred shares in a per share amount equal (on an as-if-converted to ordinary share basis) to the amount paid or set aside for each ordinary share. In addition, the holders of preferred shares shall be entitled to receive dividends, payable “in kind” by the issuance of additional preferred shares, at a rate of eight percent (8%) per annum of the Original Issue Price of the preferred shares. The “Original Issue Price” of the preferred shares shall be $2.00 per share (as adjusted for stock splits, combinations, recapitalizations and the like).

Voting

Each holder of shares of the preferred shares shall be entitled to the number of votes equal to the number of ordinary shares into which such preferred shares could be converted immediately after the close of business on the record date fixed for such meeting. Except as required by law, the preferred shares shall vote together with the ordinary shares at any annual or special meeting of the shareholders and not as a separate class.

The foregoing is only a summary of the rights of the preferred shares. For a full description, please see the proposed amended Memorandum of Association and Articles of Association attached hereto as Annex B.

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Vote Required and Board of Directors’ Recommendation

Adoption of this proposal requires the affirmative vote of a majority of ordinary shares present at the meeting, in person, by proxy or by voting instruction card, and voting on the resolution, provided that (i) the shares voting in favor of such resolution include at least the majority of the shares voted by shareholders who are not interested parties; or (ii) the total number of shares voted against the resolution by shareholders who are not interested parties does not exceed two percent of the Company’s outstanding shares.

Please note that you are required to indicate on the proxy card whether or not you are an interested party, or acting on its behalf, with respect to this proposal, no matter whether you vote for or against this proposal. If you fail to notify us as to whether or not you are an interested party, or acting on its behalf with respect to this Proposal No. 5, your vote will not be counted with respect to Proposal No. 5.

The Board Of Directors Recommends

A Vote In Favor Of Proposal 5.

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Proposal 6

Approval of Preferred Stock Financing

The Board of Directors is also requesting shareholder approval of the terms of the share purchase agreement between the Company and Columbia Pacific Opportunity Fund, LP, Prescott Group Aggressive Small Cap Master Fund and Mindus Holdings, Ltd. (or their respective affiliates) (the “Investors”), and the issuance in a private placement to the Investors thereunder an aggregate amount of (i) 500,000 preferred shares and (ii) warrants to purchase an aggregate of 250,000 ordinary shares of the Company.

Each of Columbia Pacific Opportunity Fund, LP, Prescott Group Aggressive Small Cap Master Fund and Mindus Holdings, Ltd. (or their respective affiliates) (collectively, the “Investors”) will purchase preferred shares and warrants. The number of preferred shares, warrants and aggregate purchase price of each of the Investors is as follows:

Investor	Preferred Shares	Warrants	Purchase Price
Columbia Pacific Opportunity Fund, LP	200,000	100,000	$400,000.00
Prescott Group Aggressive Small Cap Master Fund	200,000	100,000	$400,000.00
Mindus Holdings, Ltd.	100,000	50,000	$200,000.00
Total	500,000	250,000	$1,000,000.00

The closing of the purchase and sale of the preferred shares and warrants is contingent upon approval of this Proposal 6. The rights, preferences and privileges of the preferred shares are as described in Proposal 5 above and in the proposed amended Memorandum of Association and Articles of Association attached hereto as Annex B. The issuance and sale of the preferred shares and warrants is pursuant to a Securities Purchase Agreement in the form attached hereto as Annex C.

The warrants will be exercisable with an exercise price of $0.01 per share and will be exercisable for two years from the date of issuance.

Vote Required and Board of Directors’ Recommendation

Adoption of this proposal requires the affirmative vote of a majority of ordinary shares present at the meeting, in person, by proxy or by voting instruction card, and voting on the resolution, provided that (i) the shares voting in favor of such resolution include at least the majority of the shares voted by shareholders who are not interested parties; or (ii) the total number of shares voted against the resolution by shareholders who are not interested parties does not exceed two percent of the Company’s outstanding shares.

Please note that you are required to indicate on the proxy card whether or not you are an interested party, or acting on its behalf, with respect to this proposal, no matter whether you vote for or against this proposal. If you fail to notify us as to whether or not you are an interested party, or acting on its behalf with respect to this Proposal No. 6, your vote will not be counted with respect to Proposal No. 6.

The Board Of Directors Recommends

A Vote In Favor Of Proposal 6.

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Proposal 7

Approval of Anti-Dilution Shares to Prescott Fund

The Board of Directors is also requesting shareholder approval of the issuance of 625,000 ordinary shares to Prescott Group Aggressive Small Cap Master Fund (“Prescott Fund”) in connection with certain anti-dilution rights and the issuance of the preferred shares in the proposed financing.

Pursuant to Amended and Restated Securities Purchase Agreement dated as of November 22, 2013 between the Company and Prescott Fund, Prescott is entitled to receive additional ordinary shares in the event that the Company issues ordinary shares or certain securities convertible into ordinary shares for a purchase price of less than $4.00 per share at anytime prior to November 22, 2015. As a condition Prescott Fund participating in the financing, the Company has agreed to issue to Prescott Fund 625,000 ordinary shares, as if such sale and issuance had occurred prior to November 22, 2015.

Vote Required and Board of Directors’ Recommendation

Adoption of this proposal requires the affirmative vote of a majority of ordinary shares present at the meeting, in person, by proxy or by voting instruction card, and voting on the resolution, provided that (i) the shares voting in favor of such resolution include at least the majority of the shares voted by shareholders who are not interested parties; or (ii) the total number of shares voted against the resolution by shareholders who are not interested parties does not exceed two percent of the Company’s outstanding shares.

Please note that you are required to indicate on the proxy card whether or not you are an interested party, or acting on its behalf, with respect to this proposal, no matter whether you vote for or against this proposal. If you fail to notify us as to whether or not you are an interested party, or acting on its behalf with respect to this Proposal No. 7, your vote will not be counted with respect to Proposal No. 7.

The Board Of Directors Recommends

A Vote In Favor Of Proposal 7.

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Proposal 8

Re-Appointment of Independent Auditor

Based upon the recommendation of the Audit Committee, the Board of Directors recommends that BDO Ziv Haft, an independent registered public accounting firm and BDO member firm, be reappointed as our independent registered public accounting auditor firm for the period ending on the date of the next annual general meeting of shareholders and has further directed that management submit the selection of its independent registered public auditor firm for appointment by the shareholders at the Annual Meeting. BDO Ziv Haft has served as the Company’s independent auditor since 1993. Representatives of BDO Ziv Haft are expected to be available for the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

BDO Ziv Haft has no relationship with the Company or with any affiliate of the Company except as an auditor and, to a limited extent, as consultants. The Board of Directors and the Audit Committee believe that such limited non-audit function does not affect the independence of BDO Ziv Haft.

Principal Accountant Fees and Services

The following table represents aggregate fees billed to the Company for the fiscal years ended December 31, 2013 and December 31, 2014, by BDO Ziv Haft, our principal accountant.

	Fiscal Year Ended
	2014	2013
	(in thousands)
Audit Fees	$64	$76
Audit-related Fees (specifically describe audit-related fees incurred)	25	-
Tax Fees (specifically describe tax fees incurred)	16	30
All Other Fees (specifically describe all other fees incurred)	-	-
Total Fees	$105	$106

The audit fees for the years ended December 31, 2014 and 2013 were for professional services rendered for the audits of our annual consolidated financial statements, certain procedures regarding our quarterly financial results filed on form 10-K, 10-Q, 8-K, and proxy statement statutory audits of ModSys International Ltd. and its subsidiaries and auditor’s consents, consultations on various accounting issues and audit services provided in connection with other statutory or regulatory filings. An engagement letter stating the fees above was signed by the Chair of the Audit Committee and our Chief Financial Officer.

Tax fees are for services related to tax compliance, including the preparation of tax returns and claims for refund, and tax planning and tax advice, including assistance with tax audits and appeals, and assistance with respect to requests for rulings from tax authorities.

Pre-Approval Policies and Procedures

The Audit Committee is in the process of adopting a policy and procedures for the pre-approval of audit and non-audit services rendered by the Company’s independent registered public accounting firm, BDO Ziv Haft. The policy will generally pre-approve specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

The Audit Committee has determined that the rendering of services other than audit services by BDO Ziv Haft is compatible with maintaining the principal accountant’s independence.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of the holders of a majority of the voting power represented at the Annual Meeting in person, by proxy or by voting instruction card will be required to appoint BDO Ziv Haft.

The Board Of Directors Recommends

A Vote in Favor of Proposal 8.

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Executive Officers

The following table sets forth certain information with respect to our executive officers as of October 31, 2015.

Name	Age	Position
Matt Bell	42	Chief Executive Officer
Rick Rinaldo	50	Chief Financial Officer

Matt Bell’s biographical information is provided above under Proposal No. 1.

Rick Rinaldo, 50, has served as our chief financial officer since April 2013. Prior to this position, between 2009 and 2013, Mr. Rinaldo worked for Expedia.com running the treasury operations group which included worldwide responsibilities for cash management, investments and insurance.  Prior to that, Rick had over 15 years of financial experience at various positions. Mr. Rinaldo holds a BS in finance from California State University, Chico.

Executive Compensation

Summary Compensation Table for the Years Ended December 31, 2014 and 2013

 The table below summarizes the total compensation earned during 2014 and 2013 by our principal executive officer and our two most highly compensated executive officers other than our principal executive officer who were serving as executive officers at the end of the last completed fiscal year.

Name and principal position	Year Ended December 31,	Salary ($)	Bonus ($)(a)		Stock Awards ($)(b)	Option Awards ($)(c)	All Other Compensation ($)(d)		Total ($)
Matt Bell, Chief Executive Officer	2014	300,000	-		-	-	3,900		303,900
	2013	300,000	-		-	-	-		300,000

Rick Rinaldo, Chief Financial Officer	2014	215,000	15,500		-	-	3,900		234,400
	2013	57,599	10,000		324,000	-	84,318	(e)	475,917

Rick Oppedisano, VP, Global R&D and	2014	200,000	17,500		29,391	-	-		246,891
Marketing	2013	171,500	57,500	(f)	51,729	162,495	10,000	(g)	453,224

(a)	Amounts reflect the executive officers’ annual cash bonus payouts for 2014 performance. These amounts were recommended by the compensation committee and approved by our board of directors. Of these amounts earned in 2014, $2,200 for Rick Rinaldo was paid in January 2015 and $7,500 for Rick Oppedisano was paid in January 2015.

(b)	Amounts reflect the aggregate value of restricted stock unit awards under the 2007 Award Plan (vested and unvested) granted to the executive officer in the applicable fiscal year, computed in accordance with applicable accounting standards and based on the stock price on the date of grant. For more information about the assumptions we made in determining the grant date fair value, see Note 10 of the Notes to Consolidated Financial Statements in this Annual Report. All stock awards vest as described in the individual footnotes in the Summary Table for Outstanding Equity Awards below.

(c)	Amounts reflect the aggregate fair value of the option awards under the 2003 Option Plan on the grant date, as determined in accordance with ASC 718 using the BSM option pricing model for option awards. For more information about the assumptions we made in determining the grant date fair value, see Note 10 of the Notes to Consolidated Financial Statements in this Annual Report. This column includes the value of the awards granted by the board during the relevant calendar year. All options vest as described in the individual footnotes.

(d)	Amount represents parking fees paid on behalf of Matt Bell and Rick Rinaldo.

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(e)	Amount represents consulting fees paid to Rick Rinaldo for his role as interim CFO for five months from April 2013 – September 2013. Commencing September 15, 2013, Mr. Rinaldo became an employee of the Company and accordingly his salary from such date onwards was recorded in the appropriate column.

(f)	Under Mr. Oppedisano’s employment agreement 50% of his annual bonus was to be paid in the form of equity awards. Notwithstanding, Mr. Oppedisano’s entire bonus for the second, third, and fourth quarter for 2013, was paid in cash and is included in the applicable bonus column above. Mr. Oppedisano ceased providing services to the Company on September 29, 2015.

(g)	Amount represents sign on bonus granted to Rick Oppedisano as an integral component of his employment terms.

Summary Table for Outstanding Equity Awards at Fiscal Year-End

The table below sets forth information with respect to outstanding equity incentive awards held by our executive officers as of December 31, 2014.

	Option Awards			Stock Awards
Name and principal position	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested ($)
Matt Bell, Chief Executive Officer (a)	275,000	25,000	1.80	4/23/2022	6,250	25,813

Rick Rinaldo, Chief Financial Officer (b)	-	-	-	-	60,417	249,522

Rick Oppedisano, VP, Global R&D and Marketing (c)	46,667	23,334	3.87	4/12/2023	19,748	81,559

(a)	Pursuant to the 2003 Option Plan, 300,000 options to purchase shares in Modern Systems were granted to Mr. Bell on April 23, 2012. The options granted on April 23, 2012 vest as follows: 50,000 options vested on September 5, 2012 (i.e. after a 6 month cliff) and the remaining 250,000 vest in equal installments of 8,333 over a period of 30 months thereafter and until March 5, 2015. Therefore, as of December 31, 2014, 275,000 options were vested and were exercisable. The 300,000 options granted on April 23, 2012 to Mr. Bell, have an exercise price of $1.80. The options granted on April 23, 2012 may be exercised during a 10 year period, i.e. until April 23, 2022. In addition, and pursuant to the 2007 Award Plan, 75,000 restricted stock units (RSUs) in Modern Systems were granted to Mr. Bell on September 6, 2012, subject to achievement of certain performance and revenue goals. The RSUs granted on September 6, 2012, vest as follows: 12,500 RSUs vested on September 6, 2012 and the remaining 62,500 vest in equal installments of 2,083 over a period of 30 months thereafter. Therefore as of December 31, 2014, 68,750 RSUs were vested.

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(b)	Pursuant to the 2007 Award Plan, 75,000 RSUs in Modern Systems were granted to Mr. Rinaldo pursuant to a board resolution on November 19, 2013, subject to the filing of an S-8 which was filed in December 2013. The RSUs vest as follows: 14,583 awards vested immediately on April 15, 2014 and the remaining 60,417 awards shall vest immediately on September 15, 2016 unless upon termination of employment for any reason. Upon termination without cause, the number of RSUs to vest immediately upon termination shall be equal to the multiple of 2,084 by the number of full months commencing on May 15, 2014 and ending on the earlier of the (a) termination date plus 90 days or (b) August 15, 2016, and if termination occurs after September 15, 2016, the remaining 2,065 Awards will vest immediately as well. Upon termination with cause, the number of RSUs to vest immediately upon termination shall be equal to the multiple of 2,084 by the number of full months commencing on May 15, 2014 and ending on the earlier of the (a) termination date or (b) August 15, 2016, and if termination occurs after September 15, 2016, the remaining 2,065 Awards will vest immediately as well. Therefore as of December 31, 2014, 14,583 RSUs were vested and 4,700 shares were sold in sell-to-cover transactions.

(c)	Pursuant to the 2003 Option Plan, 70,000 options to purchase shares in Modern Systems were granted to Mr. Oppedisano on April 12, 2013. The options granted on April 12, 2013 vest as follows: 11,667 options vested on July 1, 2013 (i.e. after a 6 month cliff) and the remaining 58,333 vest in equal installments of 1,944 over a period of 30 months thereafter. Therefore, as of December 31, 2014, 46,667 options were vested and were exercisable. The 70,000 options granted on April 12, 2013 to Mr. Oppedisano, have an exercise price of $3.87. The options granted on April 12, 2013 may be exercised during a 10 year period, i.e. until April 12, 2023. In addition, pursuant to the 2007 Award Plan, Mr. Oppedisano was granted: (i) 10,000 RSUs in Modern Systems on June 1, 2013, (ii) 2,900 awards on June 1, 2013, (iii) 4,348 awards on February 20, 2014, and (iv) 2,500 awards on August 12, 2014 in lieu of the applicable portion of a cash bonus for which all 19,748 awards will vest immediately on June 1, 2016 unless upon termination of employment for any reason. Upon termination, the RSUs detailed in items (ii)-(iv) above, will all vest immediately on the termination date, and an additional number of RSUs will vest immediately upon termination equal to the multiple of 278 by the number of full months commencing on June 1, 2013 and ending on the earlier of the (a) termination date or (b) May 1, 2016, and if termination occurs after June 1, 2016, the remaining 270 RSUs will vest immediately as well. Therefore as of December 31, 2014, no RSUs were vested.

Employment Agreements

We maintain written employment agreements with each of our executive officers. These employment agreements are with Modern Systems Corporation.  Executive officers or employees of Modern Systems who also serve as directors or executive officers in our subsidiaries do not receive additional compensation for such service.

The employment agreements are not always specific regarding the term. However, the compensation policy stipulates that such agreements will be for a fixed term that does not exceed three years. Upon the expiry of an employment agreement, the agreement may be extended.  If we terminate the employment agreements, we are required to pay the usual severance pay in accordance with applicable law. The agreements with our executive officers provide for annual base salary and other benefits such as vacation, sick leave, health, dental, vision, 401(k) retirement savings plan, life and disability insurance.  In addition, our executive officers are required to enter into non-compete and confidentiality agreements.  A summary of the material terms of the employment agreements and offer letters with our executive officers is below.

The following definition applies to the term Change of Control in the employment agreements with our executive officers.  Change of Control occurs when any person, entity or affiliated group becomes the owner or owners of more than fifty percent (50%) of the outstanding equity securities of Modern Systems, not including an increase in the current shareholders or any of their affiliates’ holdings.

Matt Bell

We entered into a letter agreement with Mr. Bell in March 2012, as President, providing an annual salary of $170,000 and all standard company benefits.  During the first year of employment, a two month notice of termination is required and after the first year a three month notice of termination is required.  During the notice period all salary, benefits, bonus accruing, vesting and payments will continue unchanged.  Pursuant to the agreement, Mr. Bell was granted 300,000 options at an exercise price of $1.80 which would vest over a period of three years in monthly installments with a six month cliff as long as Mr. Bell continued his employment with the company during this time.  In case of a Change of Control, all such Options granted under the agreement shall become fully vested.  Additionally, Mr. Bell was offered a bonus of $500,000 if the company is sold for more than $60 million before March 2015.

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In September 2012, we entered into a letter agreement with Mr. Bell, providing an annual salary of $300,000, as President and Chief Executive Officer, with the salary change to be retroactive to his start as Chief Executive Officer, which was July 2012.  During the first year of employment, a three month notice of termination is required and after the first year of employment, a six month notice period is required.  All salary, benefits, bonus accruing, vesting and payments will continue unchanged.   In addition to the options granted above, Mr. Bell was granted 75,000 restricted stock units, which will vest over a three year period in monthly installments starting on his original hire date of March 2012, with a six month cliff.  Additionally, Mr. Bell would be granted up to another 50,000 RSUs if he met performance and revenue goals of up to $30 million in revenue and net margins of up to 15%.  In the case of a Change of Control, all granted RSUs from this agreement would become fully vested.  Additionally, the potential bonus upon a Change of Control described above was amended to $500,000 if the company is sold for more than $50 million and $1million if the company is sold for more than $100 million.

In January 2014, Mr. Bell entered into a letter agreement transferring his employment from BridgeQuest Solutions, Inc. to Modern Systems Corporation.

In October 2015, we entered into a new three year employment agreement (the “New Agreement”) with Matt Bell. In connection with the New Agreement, Mr. Bell was appointed to the Board of Directors of Modern Systems. Below is a summary of the terms of the New Agreement. Mr. Bell’s base salary will remain $300,000 on an annual basis. Mr. Bell will receive no additional compensation for his service on the Board of Directors. Mr. Bell will be eligible to receive a special bonus for a sale of all or substantially all of Modern System’s assets (“Sales Transaction”) equal to 1% of the gross consideration received by Modern Systems in such Sales Transaction (provided such gross consideration is in excess of $25,000,000). Mr. Bell will be eligible to receive equity compensation, including three individual annual bonuses, each with a target amount of 50,000 restricted share units (RSUs), based on performance milestones to be agreed upon by Mr. Bell and the Compensation Committee. The Compensation Committee will also recommend to the Board that Mr. Bell receive an award of 100,000 RSUs, which will vest based on duration of service upon a Sales Transaction or in connection with certain terminations of Mr. Bell’s employment, in each case as further described in the New Agreement. The RSUs will be subject to the terms and conditions of Modern System’s 2007 Award Plan. Mr. Bell has also been offered the opportunity to reprice 270,000 of his existing 300,000 options to purchase ordinary shares of Modern Systems to the current fair market value. The remaining 30,000 existing options will be forfeited in exchange for such repricing. Mr. Bell will remain eligible for all standard company benefits, including health, dental, vision, life and disability insurance. Modern Systems may only terminate the employment of Mr. Bell for convenience upon giving 365 days written notice (or payment for such period in lieu of notice).

Rick Rinaldo

We entered into a letter agreement with Mr. Rinaldo in September 2013, as Chief Financial Officer, providing an annual salary of $200,000 and all standard company benefits.  In the event his employment is terminated without cause, Mr. Rinaldo is eligible for 90 days of severance with stock vesting and benefits to continue unchanged.  Mr. Rinaldo was granted a total of 75,000 RSUs to vest over a period of three years from the signature date of the letter agreement.  A revised vesting schedule for such RSUs was approved by the board of directors at their meeting in March 2014.  The revised vesting schedule states that 14,581 shares shall vest immediately on April 15, 2014 and the remaining 60,419 Awards shall vest over 29 months, in equal monthly installments, commencing May 15, 2014.  A further revised vesting schedule was approved by the board of directors at their meeting in December 2014. The revised vesting schedule is described in “Summary Table for Outstanding Equity Awards at Fiscal Year-End” found above.

In March 2014, Mr. Rinaldo’s annual salary was increased to $215,000 and his annual bonus was decreased to $17,500.

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Mr. Rinaldo's compensation terms were updated by the Board and Compensation Committee in April 2014, pursuant to which upon the occurrence of a Structural Change (as such terms is defined in the Company's 2007 Award Plan) in the Company, while Mr. Rinaldo is still employed by the Company the following shall apply (a) the vesting schedule of Mr. Rinaldo's unvested RSUs for a period of 12 months as of the date of the Structural Change (“Initial Accelerated Awards”) shall be accelerated and shall be fully vested and exercisable upon the Structural Change; and (b) if within 6 months as of the date of the Structural Change, Mr. Rinaldo's employment is terminated by the Company without Cause (as such term is defined in the Company's 2007 Award Plan) or Mr. Rinaldo terminates his employment with the Company due to material reduction of his rate of compensation or in his authority, title or duties by the Company without Cause, then the vesting schedule of Mr. Rinaldo's RSUs for an additional period of 12 months after the Initial Accelerated Awards, shall be accelerated and shall be fully vested and exercisable. Mr. Rinaldo has the opportunity to earn a prorated quarterly bonus of 20% of his annual salary based upon personal and company performance goals.

Director Compensation

In 2014, we compensated only non-employee directors for serving on our board of directors in accordance with previously approved guidelines.  Each non-employee director received an annual retainer of $20,000 paid in quarterly payments.  For those that joined the board during 2014, the amount was pro-rated by 365 days.  For 2014, the total aggregate cash compensation earned by our non-employee directors for their service was $102,391. We also reimburse each of our directors for expenses incurred in connection with attending board of directors’ meetings and for their service as directors in accordance with our compensation policy.

Our general policy is to grant our new non-employee directors an initial equity award of 30,000 RSU’s to vest in equal installments over 36 months.

Our non-employee directors, currently Mel Keating and Tom Jurewicz, receive a compensation package, as approved in accordance with the Companies Regulations (Reliefs in Transactions with Related Parties) 2000 in the same amounts and on such terms payable to our outside directors, in accordance with the Companies Regulations (Rules for the Payment of Remuneration and Expenses of Outside Directors) 2002, referred to as the Outside Directors Regulations, as follows:

(a)	Cash Compensation — an annual total compensation of $20,000 consisting of the annual payment, payable in quarterly installments in accordance with the Outside Directors Regulations and per meeting payment, which shall be paid following each meeting in accordance with the Outside Directors Regulations; and

(b)	RSUs Compensation — 30,000 RSUs to be granted to each non-employee director upon his or her initial appointment to the board of directors (and every three years thereafter), under the same terms of the RSUs granted to the outside directors. The RSUs shall vest and become exercisable in equal monthly installments over a period of 36 months following the date of grant.

The grant of the RSUs is made under the terms set forth in our 2007 Award Plan and in accordance with our standard grant letter. In the event of a change of control pursuant to which (i) any shareholder holding less than 25% of the outstanding share capital of the company on the date of grant (except for the three shareholders) shall hold at least 50% of the outstanding share capital of the company;  or (ii) a merger or a sale of 50% or more of the company’s activities shall be effected (each of (i) and (ii), referred to herein as a “Change of Control”), then all outstanding RSUs previously granted, shall be automatically vested.

Compensation of the Chairman of the Board of Directors

On April 11, 2013, our shareholders approved, following the approval of our compensation committee and board of directors, in accordance with the Companies Law, a compensation package for Mr. Keating similar to the compensation package for the non-employee directors, with the exception that the number of RSUs granted to Mr. Keating shall be 45,000 RSUs which shall be granted following the shareholders’ approval and shall vest and become exercisable in equal monthly installments over a 36 month period, beginning on March 1, 2013.

It was further resolved by the shareholders, that any chairman of the board appointed from time to time, other than Mr. Keating, shall be entitled to the compensation generally payable to our non-employee directors.

Mr. Keating ceased to serve as our Chairman of the Board of Directors in March 2015, with the appointment of Scott Miller as Chairman.

38

Compensation of Our Outside Directors

In September 2012, our shareholders approved, following the approval of our audit committee and our board of directors, the compensation payable to our outside directors (Carla Corkern and Brian Crynes), in accordance with the Companies Regulations (Rules for the Payment of Remuneration and Expenses of Outside Directors) 2002, as follows:

(a)	Cash Compensation — an annual total compensation of $20,000 consisting of the annual payment , payable in quarterly installments in accordance with the Outside Directors Regulations and per meeting payment, which shall be paid following each meeting in accordance with the Outside Directors Regulations; and

(b)	RSUs Compensation — 30,000 RSUs to be granted to each outside director upon his or her initial appointment to the board of directors (and every three years thereafter). The RSUs shall vest and become exercisable in equal monthly installments over a period of 36 months following the date of grant.

The grant of the RSUs is made under the terms set forth in our 2007 Award Plan and in accordance with our standard grant letter. In the event of a Change of Control, then all outstanding RSUs previously granted, shall be automatically vested.

Summary Table for Director Compensation

The table below sets forth, for each non-employee or outside director, the amount of cash compensation paid by us and the value of stock awards received from us for his or her service, during 2014:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Total ($)
Scott Miller, Executive Chairman of the Board of Directors(a)	2,391	-	2,391
Carla Corkern, Outside Director (b)	20,000	-	20,000
Brian Crynes, Outside Director(c)	20,000	-	20,000
Thomas J. Jurewicz(d)	20,000	-	20,000
Melvin L. Keating (e)	20,000	-	20,000
Harel Kodesh(f)	20,000	-	20,000

(a)	Mr. Miller joined the Board of Directors in December 2014 and fees earned reflect payments for a partial year of service.

(b)	Pursuant to the 2007 Award Plan and the compensation arrangement detailed under “Compensation for Our Outside Directors,” Ms. Corkern was granted 30,000 RSU’s in April 2013, which will vest over 36 months in equal installments. As of December 31, 2014, 16,660 RSU’s were vested.

(c)	Pursuant to the 2007 Award Plan and the compensation arrangement detailed under “Compensation for Our Outside Directors,” Mr. Crynes was granted 30,000 RSU’s in September 2012, which will vest over 36 months in equal installments. As of December 31, 2014, 22,500 RSU’s were vested.

(d)	Pursuant to the 2007 Award Plan and the compensation arrangement detailed under “Compensation for Our Outside Directors,” Mr. Jurewicz was granted 30,000 RSU’s in December 2012, which will vest over 36 months in equal installments. As of December 31, 2014, 20,000 RSU’s were vested.

(e)	Pursuant to the 2007 Award Plan and the compensation arrangement detailed under “Compensation for the Chairman of the Board of Directors” above, Mr. Keating was granted a total of 65,034 restricted stock units of various amounts on a monthly basis from May 2012 through March 2013, which vested immediately as they were granted. In addition Mr. Keating was granted 45,000 restricted stock units in April 2013. The 45,000 shares will vest over 36 months in equal installments. As of December 31, 2014, 91,284 RSU’s were vested.

(f)	Mr. Kodesh served on the Board of Directors from June 2013 to November 2014.

39

Transactions With Related Persons

Comerica Bank Loan

Modern Systems Corporation is party to a loan and security agreement with Comerica Bank.  Columbia Pacific Advisors, LLC and Prescott Group Capital Management, LLC are guarantors of certain of our obligations under the loan and security agreement.

Registration Rights Agreement

On December 1, 2014, we entered into a Registration Rights Agreement (the “Registration Rights Agreement”) by and between us and Mindus Holdings, LTD (“Mindus”). Mindus is affiliated with one of our directors, Scott Miller, as further described in the Item 12 above.

We agreed to provide Mindus with “piggyback” registration rights with respect to the shares issued to Mindus pursuant to an Amended and Restated Agreement and Plan of Merger (the “Merger Agreement”), dated as of October 14, 2014, by and among us, Modern Systems Corporation (f/k/a BluePhoenix Solutions USA, Inc.), a Delaware corporation and an indirect, wholly-owned subsidiary of us (“Parent”), BP-AT Acquisition LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of Parent (“Merger Sub”); Ateras; the stockholders of Ateras listed on the signature page thereof; and Scott Miller (“Stockholder Representative”). The Registration Rights Agreement was entered into as a condition to the closing of the merger contemplated by the Merger Agreement.

Pursuant to the Registration Rights Agreement, Mindus is entitled to include in any registration statement filed by us under the Securities Act of 1933, as amended (the “Securities Act”), all or part of the ordinary shares held by Mindus, subject to certain exceptions and cutbacks (the “Piggyback Rights”). In addition, hawse have agreed to pay expenses and to indemnify Mindus in connection with the exercise of the Piggyback Rights.

The Piggyback Rights terminate upon the earlier of three years after the date of the Registration Rights Agreement, the date of any acquisition, merger, change of control or sale of all or substantially all of our assets or, with respect to any particular holder, at such time that such holder can sell its shares under Rule 144 promulgated under the Securities Act during any three-month period.

Preemptive Rights Agreement

On December 1, 2014, we entered into a Preemptive Rights Agreement by and between us and Mindus (the “Preemptive Rights Agreement”). The Preemptive Rights Agreement was entered into as a condition to the closing of the merger contemplated by the Merger Agreement.

We have agreed to grant Mindus certain preemptive rights to participate in future issuances of our ordinary shares in accordance with the terms of the Preemptive Rights Agreement. Pursuant to the Preemptive Rights Agreement, Mindus has a right of first refusal to purchase its pro rata share of all equity securities that we propose to sell and issue, with certain exceptions described below.

If Mindus exercises such right to purchase the offered securities, such shareholder must purchase all (but not a portion) of such securities for the price, terms and conditions so proposed. The preemptive rights do not extend to (i) options, warrants or other ordinary share purchase rights issued to employees, officer or directors, or consultants or advisors pursuant to a plan or agreement, (ii) issuance of securities pursuant to a conversion of convertible securities, (iii) stock splits, stock dividends or recapitalization, (iv) issuance of securities pursuant to a merger, consolidation, acquisition or similar business combination, (v) issuance of securities pursuant to certain commercial arrangements, (vi) issuance of securities in connection with strategic transactions involving us that is approved by our Board of Directors, including Scott Miller or (vii) equity securities issued pursuant to the Merger Agreement.

The preemptive rights described above terminate upon the earlier of three years after the date of the Preemptive Rights Agreement or the date of an acquisition of us.

Zulu Software Inc. Merger

On March 30, 2014, our Board of Directors approved the merger of our majority owned subsidiary Zulu Software Inc. with and into our wholly owned subsidiary MS Modernization Services Inc.  Each of Tom Jurewicz, one of our directors, and Matt Bell, our Chief Executive Officer, served as directors of Zulu Software Inc. but received no other consideration or other compensation from us or from Zulu Software Inc. in connection with this merger.

Scott Miller Loan

On December 1, 2014, Scott Miller loaned $220,000 to MS Modernization Services, Inc. Pursuant to the to terms of an amended and restated note, the loan amount bears interest at the rate of 2.0% per annum and is due and payable on June 30, 2017. MS Modernization Services, Inc. may pay all or part of the outstanding principal balance at any time without penalty.

40

Receipt And Consideration Of The Financial Statements

Our audited financial statements for the year ended December 31, 2014 are included in our Annual Report on Form 10-K, which we filed with the SEC on March 31, 2015. A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 is available at www.modernsystems.com. The information provided on the Company website is not part of this Proxy Statement, and therefore is not incorporated herein by reference. A copy of the financial statements for the year ended December 31, 2014 are included in this Proxy Statement as Annex A.

The Company’s Annual Report is not a part of this Proxy Statement. At the Annual Meeting, the Consolidated Financial Statements of the Company for the fiscal year ended December 31, 2014 and the Auditor’s Report in respect thereto will be presented and considered.

Vote Required and Board of Directors’ Recommendation

This item does not involve a vote of the shareholders.

41

Report of the Audit Committee of the Board of Directors(1)

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2014 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

Thomas J. Jurewicz

Brian Crynes

Carla Corkern

(1)	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

42

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our directors, executive officers, and greater-than-10% shareholders file reports with the SEC and the NASDAQ on their initial beneficial ownership of our common shares and any subsequent changes. They must also provide us with copies of the reports. We were not subject to Section 16(a) during the year ended December 31, 2013, since we were a foreign private issuer.  Since becoming subject to Section 16(a) on January 1, 2014, each of Matt Bell, Rick Rinaldo, Rick Oppedisano, Melvin L. Keating, Carla Corkern, Bryan Crynes, Thomas J. Jurewicz and Harel Kodesh failed to file a Form 3 indicating initial ownership as of such date.  In addition, each of the foregoing executive officers and directors failed to file monthly Form 4s with respect to the vesting of restricted stock units, as further described in “Item 11 – Executive Compensation.” The Company is in the process of working with each of its directors and officers to file each of the missing reports identified above as soon as possible. In addition, Prescott Group Aggressive Small Cap Master Fund, G.P, failed to file a Form 4 with respect to the acquisition of 102,343 ordinary shares upon the exercise of warrants in October 2014.

43

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Annual Meeting materials with respect to two or more shareholders sharing the same address by delivering a single set of Annual Meeting materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

This year, a number of brokers with account holders who are Company shareholders will be “householding” the Company’s proxy materials. A single set of Annual Meeting materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of Annual Meeting materials, please notify your broker or the Company. Direct your written request to the Company’s Chief Financial Officer at 600 University Street, Suite 2409, Seattle, WA 98101 or contact our Chief Financial Officer at (206) 395-4152. Shareholders who currently receive multiple copies of the Annual Meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

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Other Matters

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting.

Where You Can Find More Information

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read any reports, proxy statements or other information that we file with the SEC at the following location of the SEC:

Public Reference Room
100 F Street, N.E. Room 1580
Washington, D.C. 20549

Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. You may also obtain copies of this information by mail from the Public Reference Section of the SEC, 100 F Street, N.E., Room 1580, Washington, D.C. 20549, at prescribed rates. Our SEC filings are also available to the public from document retrieval services and the Internet website maintained by the SEC at www.sec.gov.

You should rely only on the information contained in this Proxy Statement. We have not authorized anyone to provide you with information that is different from what is contained in this Proxy Statement. This Proxy Statement is dated December , 2015. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than that date. The mailing of this Proxy Statement to shareholders does not create any implication to the contrary.

If you have any questions about the Annual Meeting after reading this Proxy Statement, or if you would like additional copies of this Proxy Statement or the proxy card, you should contact us as follows:

Chief Financial Officer

MDSY International Ltd.
600 University Street

Suite 2409

Seattle, Washington 98101

By Order of the Board of Directors,

/s/ Rick Rinaldo
Rick Rinaldo
Chief Financial Officer

Seattle, Washington

, 2015

A copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2014 is available without charge upon written request to: Modern Systems, c/o Chief Financial Officer, 600 University Street, Suite 2409, Seattle, Washington.

45

ANNEX A

Modsys International, Ltd.

Consolidated Financial Statements of Modsys International Ltd. as of December 31, 2014 and 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

MODSYS INTERNATIONAL LTD.

(FORMERLY: BLUEPHOENIX SOLUTIONS LTD.)

We have audited the accompanying consolidated balance sheets of ModSys International Ltd. (formerly: BluePhoenix Solutions Ltd.) (the “Company”) and its subsidiaries as of December 31, 2014 and 2013, and the related consolidated statements of operations, comprehensive income, changes in equity and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Company and its subsidiaries as of December 31, 2014 and 2013, and the results of their operations and their cash flows for each of the two years period ended December 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

Tel Aviv, Israel

March 30, 2015

/s/ Ziv Haft
Ziv Haft
Certified Public Accountants (Isr.) BDO Member Firm

46

MODSYS INTERNATIONAL LTD.

(FORMERLY: BLUEPHOENIX SOLUTIONS LTD.)

CONSOLIDATED BALANCE SHEETS

	December 31,
	2014	2013
ASSETS	(in thousands)
CURRENT ASSETS:
Cash and cash equivalents	$449	$2,592
Restricted cash	8	35
Trade accounts receivable, net (Note 12A1)	2,479	1,960
Other current assets (Note 12A2)	176	239
Total current assets	3,112	4,826

LONG-TERM ASSETS:
Property and equipment, net (Note 4)	321	287
Goodwill (Note 5)	25,803	12,501
Intangible assets and others, net (Note 6)	5,587	-
Total long term assets	31,711	12,788

Total assets	$34,823	$17,614

LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Short-term bank credit and other (Note 8)	$1,269	$40
Accounts payable and accruals:
Trade accounts payable	1,230	886
Deferred revenue	546	719
Other current liabilities (Note 12A3)	989	902
Total current liabilities	4,034	2,547

LONG-TERM LIABILITIES:
Accrued severance pay, net (Note 7)	229	290
Loans from others (Note 8)	114	162
Derivatives liabilities – warrants	-	311
Other non-current liabilities	40	-
Total long-term liabilities	383	763

Total liabilities	4,417	3,310

COMMITMENTS AND CONTINGENCIES (Note 9)
Equity (Note 10):
Share capital - ordinary shares of NIS 0.04 par value (authorized: December 31, 2014 - 25,000,000 shares and authorized in 2013 – 17,500,000; shares issued: December 31, 2014 – 17,877,333 and December 31, 2013 – 11,460,530)	170	105
Additional paid-in capital	153,208	133,712
Accumulated other comprehensive loss	(1,537)	(1,537)
Accumulated deficit	(119,619)	(116,224)
Treasury shares – December 31, 2014 – 33,239 December 31, 2013 - 56,070 shares	(1,821)	(2,084)
ModSys International Ltd. Shareholders’ Equity	30,401	13,972
Noncontrolling interest	5	332
Total equity	30,406	14,304
Total liabilities and equity	$34,823	$17,614

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MODSYS INTERNATIONAL LTD. (FORMERLY: BLUEPHOENIX SOLUTIONS LTD.) CONSOLIDATED STATEMENTS OF OPERATIONS

	Year ended December 31,
	2014	2013
	(in thousands, except per share data)
Revenues (Note 12B1):
Services	$6,088	$8,148
Products	1,152	389

Total revenues	7,240	8,537

Cost of revenues:
Services	4,040	4,449
Products	36	40

Total cost of revenues	4,076	4,489

Gross profit	3,164	4,048

Research and development costs	932	1,508
Selling, general, and administrative expenses	6,044	6,305
Less: Gain on sales of subsidiaries and AppBuilder	-	786

Operating loss	(3,812)	(2,979)

Financial income (expenses), net (Note 12B3)	115	(114)

Loss before taxes on income	(3,697)	(3,093)
Taxes on income	25	297

Loss from continuing operation	(3,722)	(3,390)
Net loss from discontinued operation (Note 13)	-	399

Net loss	(3,722)	(3,789)

Less: Net income (loss) attributable to non-controlling interest	(327)	243

Net loss attributable to ModSys International Ltd. shareholders	$(3,395)	$(4,032)

Loss per share - basic and diluted : From continued operation	$(0.28)	$(0.34)
From discontinued operation	$-	$(0.03)
Attributable to the shareholders	$(0.28)	$(0.37)
Weighted average shares outstanding, basic and diluted	12,020	10,770

48

MODSYS INTERNATIONAL LTD.

(FORMERLY: BLUEPHOENIX SOLUTIONS LTD.)

STATEMENTS OF COMPREHENSIVE INCOME

	Year ended December 31,
	2014	2013
	(in thousands)

Net loss	$(3,395)	$(4,032)
Other comprehensive income	-	-

Total comprehensive loss	(3,395)	(4,032)

Comprehensive income attributable to the non-controlling Interests	-	-
Comprehensive loss attributable to ModSys International Ltd. shareholders	$(3,395)	$(4,032)

49

MODSYS INTERNATIONAL LTD.

(FORMERLY: BLUEPHOENIX SOLUTIONS LTD.)

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY

(In thousands, except per share data)

	Share capital		Additional	Accumulated other	Cost of Company shares	Retained earnings	Non
	Number of shares	Par value	paid-in capital	comprehensive loss	held by subsidiaries	(Accumulated deficit)	controlling interest	Total
	(in thousands, except shares)

Balance at January 1, 2013	10,629,253	$97	$135,348	$(1,537)	$(6,716)	$(112,192)	$89	$15,089

Net loss	-	-	-	-	-	(4,032)	243	(3,789)
Stock-based compensation	-	-	599	-	-	-	-	599
Exercise of warrants	25,585	*	115	-	-	-	-	115
Issuance of shares, net	625,000	7	2,283	-	-	-	-	2,290
Vested RSUs	124,622	1	(4,633)	-	4,632	-	-	-
Balance at December 31, 2013	11,404,460	105	133,712	(1,537)	(2,084)	(116,224)	332	14,304
Net loss	-	-	-	-	-	(3,395)	(327)	(3,722)
Stock-based compensation	-	-	727	-	-	-	-	727
Exercise of warrants	102,343	1	320	-	-	-	-	321
Issuance of shares, net	6,195,494	63	18,713	-	-	-	-	18,776
Vested RSUs	141,797	1	(264)	-	263	-	-	-
Balance at December 31, 2014	17,844,094	170	153,208	(1,537)	(1,821)	(119,619)	5	30,406

*         Less than $1 thousand.

50

MODSYS INTERNATIONAL LTD.

(FORMERLY: BLUEPHOENIX SOLUTIONS LTD.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Twelve months ended
	December 31,
	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(3,722)	$(3,789)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	89	432
Decrease in accrued severance pay, net	(61)	(118)
Stock–based compensation	727	599
Change in fair value of derivatives	(150)	17
Gain on sale of subsidiary and Appbuilder	-	(414)
Loss on sale of property and equipment	-	144
Changes in operating assets and liabilities:
Decrease in trade receivables	575	681
Decrease in other current assets	250	503
Decrease in trade payables	(296)	(419)
Decrease in other current liabilities and deferred revenues	(886)	(388)
Net cash used in operating activities	(3,474)	(2,752)

CASH FLOWS FROM INVESTING ACTIVITIES:
Restricted cash	27	-
Purchase of property and equipment	(51)	(19)
Proceeds from sale of subsidiary and Appbuilder (Appendix A1)	-	800
Proceeds from acquisition of subsidiary (Appendix A2)	14	-
Net cash provided by (used in) investing activities	(10)	781

CASH FLOWS FROM FINANCING ACTIVITIES:
Short term bank credit	1,229	(216)
Exercise of warrants	160	40
Issuance of shares, net	-	2,290
Repayment of long term loan	(48)	(111)
Net cash provided by financing activities	1,341	2,003

NET CASH INCREASE (DECREASE) IN CASH AND CASH EQUVIALETS	(2,143)	32
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	2,592	2,560
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$449	$2,592

51

MODSYS INTERNATIONAL LTD.

(FORMERLY: BLUEPHOENIX SOLUTIONS LTD.)

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

	Year ended December 31,
	2014	2013
	(in thousands)
Cash paid during the year for:
Income taxes	$25	$88
Interest	$10	$24

52

PROCEEDS FROM SALE OF SUBSIDIARY AND APPBUILDER:

	Year ended December 31,
	2014	2013
	(in thousands)
Working capital, other than cash	$-	$14
Gain on sale of subsidiary and AppBuilder	-	786

Total	$-	$800

PROCEEDS FROM ACQUISITION OF SUBSIDIARY:

	Year ended December 31,
	2014	2013
	(in thousands)
Working capital, other than cash	$159	$-
Property and equipment	(72)	-
Intangible assets	(5,587)	-
Goodwill	(13,302)	-
Other non-current liabilities	40	-
Issuance of shares	18,776
Total	$14	$-

53

Note 1 - Summary of Significant Accounting Policies:

A.	General:

The significant accounting policies, applied on a consistent basis, are as follows:

1. The Company:

ModSys International Ltd. (formerly known as BluePhoenix Solutions Ltd.) (Together with its subsidiaries, the “Company” ,”we”, or “Modern Systems”) is an Israeli corporation, which operates in one operating segment of information technology (“IT”) modernization solutions.

Modern Systems develops and markets enterprise legacy migration solutions and provides tools and professional services to international markets through several entities including wholly-owned subsidiaries located in: USA, UK, Italy, Romania and Israel. These technologies and services allow business to migrate from their legacy mainframe and distributed IT infrastructures to modern environments and programming languages.

The Company has incurred negative cash from operation and net losses in recent years. The Company currently uses its credit line with Comerica to support its negative cash flow position. Management believes that current cash position is sufficient to support the ongoing operations for the foreseeable future. (See also Note 8A).

2. Accounting Principles:

The consolidated financial statements are prepared in accordance with accounting principles generally accepted (“GAAP”) in the United States of America.

3. Functional Currency:

The currency of the primary economic environment in which the operations of the Company and its subsidiaries are conducted is the U.S. dollar (“dollar”). In addition, a substantial portion of the Company’s revenues and costs are incurred in dollars. Thus, the functional and reporting currency of the Company is considered to be the dollar. The functional currency of all subsidiaries is the US dollar therefore there is no unrealized gain/loss.

Non-monetary transactions denominated in currencies other than the dollar are measured and recorded in dollar at the exchange rates prevailing at transaction date. Monetary assets and liabilities denominated in currencies other than the dollar are translated at the exchange rate on the balance sheet date. Transaction gain or losses on foreign currency translation are recorded in consolidated statement of operations.

4. Use of Estimates and Assumptions in the Preparation of the Financial Statements:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

B.	Principles of Consolidation:

The consolidated financial statements include the accounts of ModSys International Ltd. and its subsidiaries in which it has a controlling interest. Acquisition of subsidiaries is accounted for under the acquisition method. All intercompany balances and transactions have been eliminated upon consolidation. Non-controlling interests are included in equity.

C.	Cash and Cash Equivalents:

Cash equivalents are considered by the Company to be highly-liquid investments, including inter-alia, short-term deposits with banks, which do not exceed maturities of three months at the time of deposit and which are not restricted.

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D.	Reclassifications:

Certain comparative figures have been reclassified to conform to the current year presentation.

E.	Allowance for Doubtful Accounts:

The Company establishes an allowance for doubtful accounts to ensure trade and financing receivables are not overstated due to uncollectability. The allowance for doubtful accounts was based on specific receivables, which their collection, in the opinion of Company’s management, is in doubt. Trade receivables are charged off in the period in which they are deemed to be uncollectible.

F.	Property and Equipment, Net:

Property and equipment are stated at cost, net of accumulated depreciation. Depreciation is calculated by the straight-line method over their estimated useful lives. Annual rates of depreciation are as follows:

%

Computers and peripheral equipment	20-33 (mainly 33)
Office furniture and equipment	6-15 (mainly 7)
Leasehold improvements	Over the shorter of lease term or the life of the assets
Motor vehicles	15

G.	Impairment of Long-Lived Assets:

The Company evaluates property and equipment and purchased intangible assets with definite lives for impairment whenever events or changes in circumstances indicate the carrying value of an asset may not be recoverable. The Company assesses the recoverability of the assets based on the undiscounted future cash flow and recognizes an impairment loss when the estimated undiscounted future cash flow expected to result from the use of the asset plus the net proceeds expected from disposition of the asset, if any, are less than the carrying value of the asset. When the Company identifies an impairment, it reduces the carrying amount of the asset to its estimated fair value based on a discounted cash flow approach or, when available and appropriate, to comparable market values. During the years ending December 31, 2014 and 2013, no impairment losses have been identified.

H.	Goodwill and other purchased intangible assets:

Goodwill and certain other purchased intangible assets have been recorded as a result of acquisitions. Goodwill represents the excess of the purchase price in a business combination over the fair value of net tangible and intangible assets acquired.

Goodwill is not amortized, but rather is subject to an annual impairment test. The Company is one operating segment and one reporting unit related to its overall IT modernization .The goodwill impairment tests are conducted in two steps. In the first step, the Company determines the fair value of the reporting unit. If the net book value of the reporting unit exceeds its fair value, the Company would then perform the second step of the impairment test which requires allocation of the reporting unit’s fair value of all of its assets and liabilities in a manner similar to an acquisition cost allocation, with any residual fair value being allocated to goodwill. The implied fair value of the goodwill is then compared to the carrying value to determine impairment, if any.

In 2014 and 2013, the company determined the fair value of a reporting unit using the market approach which is based on the market capitalization by using the share price of the Company in the NASDAQ stock exchange and an appropriate control premium. As of December 31, 2014 and 2013 market capitalization of the Company was significantly higher than the net book value of the reporting unit and therefore there was no need to calculate a control premium or to continue to step 2.

Intangible assets that are not considered to have an indefinite useful life are amortized using the straight-line basis over their estimated useful lives of between 10 months to 9 years. The carrying amount of these assets is reviewed whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. Recoverability of these assets is measured by comparison of the carrying amount of the asset to the future undiscounted cash flows the assets is expected to generate. If the asset is considered to be impaired, the amount of any impairment is measured as the difference between the carrying value and the fair value of the impaired asset (see also Note 1G).

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I.	Research and Development Costs:

Research and development costs are charged to the statement of income as incurred. ASC No. 985, “Software”, requires capitalization of certain software development costs subsequent to the establishment of technological feasibility.

Based on the Company’s product development process, technological feasibility is established when detailed program design is completed and verified. Costs incurred by the Company between completion of detailed program design and the point at which the products are ready for general release, have been insignificant. Therefore, all research and development costs have been expensed.

J.	Stock-based Compensation:

In the past two years, the majority of the awards were of restricted stock units (“RSUs”). RSU’s are valued based on the market value of the underlying stock at the date of grant. The Company also has a stock option plan. Stock option awards are measured and recognized as compensation expense based on estimated fair values on the date of grant using the Black-Scholes option-pricing model. This option pricing model requires that the Company makes several estimates, including the option’s expected life and the price volatility of the underlying stock.

The Company recognizes the estimated fair value of option-based awards and RSUs, net of estimated forfeitures, as stock-based compensation costs using the accelerated vesting method. For the years ended December 31, 2014 and 2013 the Company recorded stock-based and RSUs compensation costs in the amount of $0.7 million and 0.6 million, respectively. On December 31, 2014, the total unrecognized stock-based and RSUs compensation costs amounted to $0.7 million, and are expected to be recognized over the next 3 years.

K.	Revenue Recognition:

Revenues derived from direct software license agreements are recognized in accordance with FASB ASC Topic 985 “Software” (“ASC 985”), upon delivery of the software, when collection is probable, the license fee is otherwise fixed or determinable and persuasive evidence of an arrangement exists.

The Company recognizes revenues from consulting fees based on the number of hours performed. Revenues from maintenance services are recognized ratably over the term of the maintenance period.

When a project involves significant production, modification or customization of software, revenue is recognized according to the percentage of completion method in accordance with the provisions of FASB ASC Topic 605-35-25. Under this method, estimated revenue is generally accrued based on costs incurred to date, as a percentage of total updated estimated costs. The Company recognizes contract losses, if any, in the period in which they first become evident. There are no rights of return, price protection or similar contingencies in the Company’s contracts.

On December 31, 2014, approximately $2 million of the accounts receivable balance was unbilled due to the customer’s payment terms. On December 31, 2013, the amount of unbilled revenue was $1.2 million. The Company presents revenues from products and revenues from services in separate line items.

The product revenue line item includes revenue generated from stand-alone software products. In the services revenue line item, the Company includes revenue generated from maintenance and consulting fees and revenues accounted for pursuant to ASC 605-35-25. Tax collected from customers and remitted to government authorities (including VAT) are presented in the income statement on a net basis.

L.	Advertising Costs:

The Company expenses advertising costs as incurred. Advertising costs for the years ended December 31, 2014 and 2013 were $153 and $109 thousand, respectively.

M.	Income Taxes:

Deferred taxes are determined utilizing the “asset and liability” method, whereby deferred tax asset and liability account balances are determined based on differences between financial reporting and the tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company provides a valuation allowance, when it’s more likely than not that deferred tax assets will not be realized in the foreseeable future. Deferred tax liabilities and assets are classified as current or non-current based on the expected reversal dates of the specific temporary differences.

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The Company applied ASC Topic 740-10-05, Income Tax, which provides guidance for recognizing and measuring uncertain tax positions, it prescribes a threshold condition that a tax position must meet for any of the benefits of the uncertain tax position to be recognized in the financial statements. It also provides accounting guidance on derecognizing, classification and disclosure of these uncertain tax positions. The Company’s policy on classification of all interest and penalties related to unrecognized income tax positions, if any, is to present them as a component of income tax expense.

N.	Loss Per Share:

Basic net earnings per share are computed based on the weighted average number of ordinary shares outstanding during each year (including fully vested RSUs), net of treasury shares. Diluted earnings per share is computed based on the weighted average number of ordinary shares outstanding during each year, plus dilutive potential ordinary shares considered outstanding during the year (see also Note 12C). Since the Company incurred net loss during the periods presented, no diluted EPS was presented as all the potential ordinary shares were anti-dilutive.

O.	Financial Instruments:

1. Concentration of credit risks:

Financial instruments that have the potential to expose the Company to credit risks are mainly cash and cash equivalents, bank deposit accounts, and trade receivables.

The Company holds cash and cash equivalents, and deposit accounts at large banks in Israel, the United States, and Europe, thereby substantially reducing the risk of loss.

The Company performs ongoing credit evaluations of its customers for the purpose of determining the appropriate allowance for doubtful accounts and generally does not require collateral. An appropriate allowance for doubtful accounts is included in the accounts.

2. Fair value measurement:

The Company measures fair value and discloses fair value measurements for financial and non-financial assets and liabilities. Fair value is based on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The accounting standard establishes a fair value hierarchy that prioritizes observable and unobservable inputs used to measure fair value into three broad levels, which are described below:

Level 1: Quoted prices (unadjusted) in active markets that are accessible at the measurement date for assets or liabilities. The fair value hierarchy gives the highest priority to Level 1 inputs.

Level 2: Observable prices that are based on inputs not quoted on active markets, but corroborated by market data.

Level 3: Unobservable inputs are used when little or no market data is available. The fair value hierarchy gives the lowest priority to Level 3 inputs.

In determining fair value, the Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible and considers counterparty credit risk in its assessment of fair value.

P.	Comprehensive loss:

Comprehensive loss, net of related taxes where applicable, includes only net income.

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Q.	Treasury Shares:

In the past, the Company repurchased its ordinary shares from time to time on the open market and they are currently held as treasury stock. The Company presents the cost to repurchase treasury stock as a reduction of shareholders’ equity. When treasury shares are used as consideration for share based payment the reduction is based on average purchase cost.

R.	Derivative Liabilities - Warrants:

In connection with , determining whether an instrument (or embedded feature) is indexed to an Entity’s own stock, “ASC 815-40-15,(formerly EITF 07-05), the Company determined that the warrants issued at several occasions (ratchet down of exercise price based upon lower exercise price in future offerings) are not indexed to the Company’s own stock and therefore should be recorded as a derivative financial liability for pursuant FASB ASC Topic 815 “Derivative and Hedging” (ASC 815-40-25). See also note 10A3

S.	Recently Issued Accounting Pronouncements:

In April 2014, the FASB issued ASU No. 2014-08, “Presentation of Financial Statements (Topic 205) and Property, Plant, and Equipment (Topic 360): Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity”. The amendments in this standard change the requirements for reporting discontinued operations in Subtopic 205-20. The amendments in this update will be effective prospectively for annual periods beginning on or after December 15, 2014. The Company is still assessing whether this adoption will have an effect on its consolidated financial statements.

In May 2014, the FASB issued ASU No. 2014-09, Revenue from contracts with customers (Topic 606). The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. To achieve that core principle, an entity should apply a five step methodology: (1) identify the contract(s) with a customer; (2) identify the performance obligations in the contract; (3) determine the transaction price;(4) allocate the transaction price to the performance obligations in the contract; and (5) recognize revenue when (or as) the entity satisfies a performance obligation. An entity should apply the amendments in this update using one of the following two methods: (1) retrospectively to each prior reporting period presented (along with some practical expedients); or retrospectively with the cumulative effect of initially applying this update recognized at the date of initial application. The amendments in this update will be effective prospectively for annual reporting periods beginning after December 15, 2016, including interim periods within that reporting period. The Company is still assessing whether this adoption will have an effect on its consolidated financial statements.

In August 2014, the FASB issued ASU No. 2014-15, “Presentation of Financial statements – Going concern (subtopic 205-40), Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern” (“ASU 2014-14”). The new standard provides guidance on management’s responsibility in evaluating whether there is substantial doubt about a company’s ability to continue as a going concern and about related footnote disclosures. For each reporting period, management will be required to evaluate whether there are conditions or events that raise substantial doubt about a company’s ability to continue as a going concern within one year from the date the financial statements are issued. ASU 2014-15 applies prospectively to annual periods ending after December 15, 2016, and to annual periods thereafter. Early application is permitted. The Company does not expect material impacts on the consolidated financial statements upon adoption. The Company is still assessing whether this adoption will have an effect on its consolidated financial statements.

Note 2 - Certain Transactions:

We have entered into other agreements as explained below to expand our market share.

A.	BP-AT Merger with Sophisticated Business Solutions

On December 1, 2014, we completed a merger with Sophisticated Business Systems, Inc., a Texas corporation doing business as “Ateras.” At the closing,  BP-AT Acquisition LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of Modern Systems Corporation (f/k/a BluePhoenix Solutions USA, Inc.), a Delaware corporation and an indirect, wholly-owned subsidiary of ModSys International Ltd merged with and into Ateras (the “Merger”). As a result of the Merger, the separate corporate existence of BP-AT Acquisition LLC ceased and Ateras continued as the surviving corporation and a wholly-owned subsidiary of Modern Systems Corporation. The new entity was then renamed MS Modernization Services, Inc.

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Upon the closing of the Merger, we issued 6,195,494 unregistered ordinary shares, par value NIS 0.04 per share, to the former Ateras shareholders in exchange for the cancellation of the shares of Ateras stock held by such shareholders in connection with the Merger. In connection with the closing of the Merger, Scott Miller was elected to our Board of Directors. In addition, we entered into a Registration Rights Agreement by and a Preemptive Rights Agreement as conditions to the closing of the Merger contemplated by the Merger Agreement.

Due to the fact the issuance was of restricted shares, the purchase consideration was calculated with an 11.4% discount for lack of marketability (“DLOM”) on the share price as of the closing date. It should be noted that sales of restricted shares pursuant to Rule 144 will be subject to a minimum six-month holding period and, following any required holding period, sales by any affiliate shareholders will be subject to volume and other limitations.

The purchase consideration was allocated to tangible assets and intangible assets acquired based on their estimated fair values using a purchase price allocation made by an independent third party. The Company is still in a process of obtaining third-party valuations of certain intangible assets, thus, the provisional measurements of intangible assets, goodwill and deferred income tax are subject to change. The estimated fair value assigned to identifiable intangible assets acquired has been determined by using valuation methods that discount expected future cash flows to present value using estimates and assumptions determined by management. Based on the above, the Company determined that the estimated fair values of assets acquired exceeded the purchase price by approximately $13.3 million, which is recognized as goodwill. Upon the provisional purchase price allocation, an amount of $345 thousand was allocated to Order Backlog to be amortized over 10 months and an amount of $5.2 million to technology to be amortized over an 8.7 year period. The table below summarizes the provisional estimates of the fair value of assets acquired at the purchase date.

Cash	$14
Receivables	1,094
Other current assets	187
Fixed assets	72
Other long-term assets	14
Accounts payable	(640)
Other accounts payable	(412)
Deferred revenue	(388)
Long term liabilities	(40)
Identifiable intangible assets:
Order backlog	345
Technology	5,228
Goodwill	13,302
Total assets acquired	$18,776

The contribution of MS Modernization Services, Inc. results to our consolidated revenues and loss were $235 and $204 thousand for the period from December 1 to December 31, 2014. The transaction costs amounted to $348 thousand and were charged to selling, general, and administrative expenses.

The unaudited pro forma financial information in the table below summarizes the combined results of our operations and those of MS Modernization Services, Inc. for the periods shown as though the Transaction occurred as of the beginning of fiscal year 2013. The pro forma financial information for the periods presented includes the business combination accounting effects of the Transaction, including amortization charges from acquired intangible assets, based on the provisional estimated fair value mentioned above. The pro forma financial information presented below is for informational purposes only, is subject to a number of estimates, assumptions and other uncertainties, and is not indicative of the results of operations that would have been achieved if the transaction had taken place at January 1, 2013. The unaudited pro forma financial information is as follows:

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	Year Ended December 31,	Year Ended December 31,
	2014	2013
Total revenues	$11,012	$14,315
Net loss attribute to MS Modernization Services, Inc.	$(4,141)	$(5,242)

Note 3 - Fair Value Measurement:

Items carried at fair value as of December 31, 2014 and 2013 are classified in the table below in one of the three categories described in Note 1.O.2.

	Fair value measurements using input type
	December 31, 2014
	Level 1	Level 2	Level 3	Total

Cash and cash equivalents	$449	$-	$-	$449
Restricted cash	8	-	-	8

	$457	$-	$-	$457

	Fair value measurements using input type
	December 31, 2013
	Level 1	Level 2	Level 3	Total

Cash and cash equivalents	$2,592	$-	$-	$2,592
Restricted cash	35	-	-	35
Derivatives liabilities - warrants	-	(311)	-	(311)

	$2,627	$(311)	$-	$2,316

Note 4 - Property and Equipment, Net:

Composition of property and equipment, grouped by major classifications:

	December 31,
	2014	2013
	(in thousands)
Cost:
Computers and peripheral equipment	$8,717	$8,601
Office furniture and equipment	535	529
Leasehold improvements	268	269
Motor vehicles	25	23

	9,545	9,422

Accumulated Depreciation:
Computers and peripheral equipment	8,430	8,354
Office furniture and equipment	438	434
Leasehold improvements	331	331
Motor vehicles	25	16

	9,224	9,135

	$321	$287

Depreciation expenses totaled $89 and $155 thousand for the years ended December 31, 2014 and 2013, respectively.

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Note 5 - Goodwill:

The change in the carrying amount of goodwill for the years ended December 31, 2014 and 2013 is as follows:

	2014	2013
	(in thousands)
Balance as of January 1
Goodwill	$54,316	$54,316
Accumulated impairment losses at the beginning of the period	(41,815)	(41,815)

	12,501	12,501
Changes during the year
Goodwill related to acquisition of Sophisticated Business Solutions (“Ateras”)	13,302	-

Balance as of December 31
Goodwill	67,618	54,316
Accumulated impairment losses at the end of the period	(41,815)	(41,815)

	$25,803	$12,501

Note 6 - Intangible Assets and Others, Net:

Composition:

	Useful	December 31,
	life years	2014	2013
		(in thousands)
Original amount:
Technology	5-8.7	$51,494	$46,266
Customer related and backlog	0.8-9	5,313	4,968
Others		14	-

		56,821	51,234
Accumulated amortization:
Technology		46,266	46,266
Customer related and backlog		4,968	4,968

		51,234	51,234

		$5,587	$-

*         The provisional amounts of technology and backlog from the Merger are $5.2 and $0.3 million, respectively. (See also Note 2A).

Note 7 - Accrued Severance Pay, Net:

A.	Accrued Liability:

The Company is liable for severance pay to its employees pursuant to the applicable local laws prevailing in the respective countries of employment and employment agreements. For Israeli employees, the liability is partially covered by individual managers’ insurance policies under the name of the employee, for which the Company makes monthly payments. The Company may make withdrawals from the managers’ insurance policies only for the purpose of paying severance pay.

U.S. employees are eligible to participate in a 401(k) retirement plan. Under the plan, employees may elect to defer a portion of their salary from taxes and invest it for retirement. The Company may, on a discretionary basis, make matching contributions to the employee deferrals. There were no discretionary contribution during 2014 and 2013.

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The amounts accrued and the amounts funded with managers’ insurance policies are as follows:

	December 31,
	2014	2013
	(in thousands)

Accrued severance pay	$676	$1,063
Less - amount funded	447	773

	$229	$290

B.	Expenses:

The expenses related to severance pay for the years ended December 31, 2014 and 2013, were $75 and $137 thousand, respectively.

Note 8 - Loans from Banks and Others:

A.	Credit Facility

In September, 2014, we entered into an amendment to our existing loan agreement with Comerica Bank to: (i) increase the non-formula revolving line up to the amount of $2 million backed by guarantees; (ii) increase the borrowing base revolving line amount up to $1.5 million upon the closing of the Ateras merger; and (iii) extend the loan maturity date to December 31, 2015. The amendment has a financial covenant for a minimum liquidity ratio. Our obligations under the amendment are secured by a security interest in our copyrights, trademarks and patents. The remaining substantive provisions of the credit facility were not materially changed by this amendment.

As of December 31, 2014, we had borrowed $1 million against our non-formula revolving line and $233 thousand against the revolving line. The principal terms of the agreement are as follows:

●	non-formula revolving line in the amount up to $2,000,000 backed by guarantees;

●	revolving line (accounts receivable based) loan in the amount up to $1,500,000;

●	both the non-formula revolving line and borrowing base loan are at market based interest rates based on Prime + a margin; and

●	Financial covenant for a minimum bank debt liquidity ratio calculated monthly as of the last day of each month, upon the closing of the Ateras Merger.

There is a financial covenant for a minimum liquidity ratio. There are some restrictions on cash balances to be held within banks other than Comerica. As of December 31, 2014, we were in compliance with these restrictions.

B.	Long Term Loans from others

Composition:

			December 31,
			2014	2013
	*Average Interest rate as of December 31, 2014	Linkage Basis	Total long-term liabilities net of current portion
	%		(in thousands)
Ministry of Production in Italy (Note 9 A3)	0.87	€	$154	$202

Less - current portion			(40)	(40)
			$114	162

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C.	Long-term Loans from Others are due as follows:

	December 31,
	2014	2013
	(in thousands)
First year (current portion)	$40	$40
Second year	40	40
Third year	40	40
Fourth year and thereafter	34	82
Total	$154	$202

Note 9 - Commitments and Contingencies:

A.	Commitments:

1.	Lease. The Company leases its offices, vehicles and, other equipment under various operating lease agreements. Rent expenses for the years ended December 31, 2014 and 2013 were $237 and $253 thousand, respectively. Aggregate minimum rental commitments under non-cancelable leases as of December 31, 2014 were as follows:

	Office Facilities	Vehicles, Equipment, and Other
	(in thousands)
Fiscal 2015	$255	$31
Fiscal 2016	202	20
Fiscal 2017	134	7
Fiscal 2018	159	-

	$750	$58

2.	Chief Scientist. One of the Company’s subsidiaries has entered into an agreement with the OCS; this subsidiary is obliged to pay royalties to the OCS at a rate of 3% on sales of the funded products, up to 100% of the dollar-linked grant received in respect of these products from the OCS. As of December 31, 2014, the contingent liability that was not recognized amounted to $238 thousand.

3.	Ministry of Production in Italy. During 2007, our subsidiary, Blue Phoenix I-ter S.R.L (I-ter)., received an amount of $585 thousand from the Ministry of Production in Italy for I-ter’s Easy4Plan product. Easy4Plan is a workflow management tool designed for ISO9000 companies. Of the funds received, 36.5% constitute a grant, and the remaining 63.5%, is a 10-year loan to be repaid by I-ter in annual installments until September 2018. The loan bears a minimal annual interest of 0.87% and is linked to the euro. As of December 31, 2014, the remaining loan balance was approximately $154 thousand.

B.	Contingencies:

1.	The Company evaluates estimated losses for indemnifications due to product infringement under FASB Topic ASC 450 “Contingencies”. At this time, it is not possible to determine the maximum potential amount under these indemnification clauses due to lack of prior indemnification claims and the unique facts and circumstances involved in each particular agreement. Such indemnification agreements may not be subject to maximum loss clauses. Historically, the Company has not incurred material costs as a result of obligations under these agreements and has not accrued any liabilities related to such indemnification obligations in the Company’s financial statements.

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Note 10 - Equity:

A.	Share Capital:

1.	On January 31, 1997, the Company’s ordinary shares were first offered in an initial public offering. Since this transaction, the Company’s shares have been traded in the United States on the NASDAQ Global Market under the symbol “BPHX.”. In December 2014, in connection with a change of our corporate name, we changed our symbol to “MDSY.”

In January 2001, the Company’s ordinary shares were listed for trading on the Tel-Aviv stock Exchange under the “Dual Listing” arrangement. On September 11, 2012, the Company reported the voluntary delisting of its ordinary shares from trading on the Tel Aviv Stock Exchange, which delisting became effective on December 13, 2012.

Ordinary shares confer upon their holders the rights to receive notice to participate and vote in general meeting of the Company, and the right to receive dividends if declared. In 2009, the Company’s board of directors and shareholders approved the increase of the authorized share capital to NIS 40,000,000   comprised of 40,000,000 ordinary shares of NIS 0.01 par value each.

In 2012, the authorized number of shares was increased from 10,000,000 to 17,500,000 shares with a par value of NIS 0.04. In 2014, the authorized number of shares was increased from 17,500,000 to 25,000,000 shares with a par value of NIS 0.04.

On March 19, 2012, the Company entered into a series of agreements that became effective on May 4, 2012 with three of the Company’s shareholders:  Lake Union, Prescott and Columbia, or the three shareholders, An Assignment and Assumption Agreement pursuant to which the rights and obligations of the lenders with respect to a $5 million loan granted to us in April 2011 and was due in May 2012, by a financial institution and other lenders, were purchased by the three shareholders in equal shares, subject to certain terms and conditions. The agreement contained conversion option.

In addition, the three shareholders provided to us a $500 thousand bridge loan for one year bearing nominal interest of 7% per annum. The principal and the accrued interest can be converted into shares according to the lower of 30-day volume weighted average price per share prior to closing or 3$ per share.

During the second quarter of 2012 the three shareholders exercised their conversion right with respect to the two loans as abovementioned (within the 120 days period), and accordingly, the Company issued to Lake Union 1,221,027 ordinary shares, to Prescott 1,230,820 ordinary shares and to Columbia 1,226,545 ordinary shares based on the $1.56 per share which is the 30-day volume weighted average price per share prior to closing. Upon conversion the principal and accrued interest net of discount and the derivative amounted to $9.6 million were classified to equity.

In November 2013, the Company issued 625,000 ordinary shares to Prescott Group Aggressive Small Cap Master Fund, G.P. (“Prescott”) at a price per ordinary share of $4.00 in a private placement.  The Company received aggregate gross proceeds of $2.5 million. Issuance expenses amounted to $210 thousand the issuance of such shares was exempt from registration in reliance on Section 4(2) of the Securities Act for transactions not involving any public offering. There were no underwriting discounts or commissions in connection with such offering.

From and after the Closing Date until the earlier of (i) the second anniversary of the Closing Date, or (ii) to the consummation of a Qualified Financing of $5 million as set forth in the agreement if the Company, sells or issues Ordinary Shares or securities exercisable or convertible into Ordinary Shares for a price per share less than $4 than additional shares will be issued to the investors based on a Formula set forth in the agreement. The company analyzed this anti-dilution feature and concluded that (i) it is not a free standing instrument and (ii) it should be bifurcated as an embedded derivative. The Company classified the share in shareholder equity.

In September 2014, Prescott signed a waiver stating that the issuance of the 6,195,494 ordinary shares for the merger described below shall not result in the issuance of additional ordinary shares or other securities of the Company to Prescott and further agreed that the issuance of securities in connection with the Merger did not terminate the “Protection Period” (as such term is defined in the Prescott Agreement).

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On December 1, 2014, we completed a merger with Sophisticated Business Systems, Inc., a Texas corporation doing business as “Ateras.” At the closing,  BP-AT Acquisition LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of Modern Systems Corporation (f/k/a BluePhoenix Solutions USA, Inc.), a Delaware corporation and an indirect, wholly-owned subsidiary of ModSys International Ltd merged with and into Ateras (the “Merger”). As a result of the Merger, the separate corporate existence of BP-AT Acquisition LLC ceased and Ateras continued as the surviving corporation and a wholly-owned subsidiary of Modern Systems Corporation. The new entity was then renamed MS Modernization Services, Inc. The Merger was approved by our shareholders at a meeting held on November 18, 2014.

Upon the closing of the Merger, we issued 6,195,494 unregistered ordinary shares, par value NIS 0.04 per share, to the former Ateras shareholders in exchange for the cancellation of the shares of Ateras stock held by such shareholders in connection with the Merger. In connection with the closing of the Merger, Scott Miller was elected to our Board of Directors. In addition, we entered into a Registration Rights Agreement by and a Preemptive Rights Agreement as conditions to the closing of the Merger contemplated by the Merger Agreement.

2.	As of December 31, 2014, the Company holds a total of 33,239 of its shares in a total consideration of 1.8 million. All of the Company’s ordinary shares have equal voting rights. However, under applicable Israeli law, the shares held by the Company have no voting rights and, therefore, are excluded from the number of its outstanding shares. Since 2010, the Company uses these treasury shares for the issuance of shares pursuant to exercise of options and vested RSUs to meet the Company’s common stock requirements for its stock benefit plans. In March 2008, the board of directors approved two buy-back programs. Under the buy-back programs, the Company may purchase its shares from time to time, subject to market conditions and other relevant factors affecting the Company. In 2009, the Company repurchased 11,249 of its shares for an aggregate amount of $1.7 million under the buy-back programs.

3.	Derivative liability- warrants:

As part of a private placement transaction of shares and warrants in 2009, the Company issued warrants to purchase ordinary shares with an exercise price of $1.56. The warrants were exercisable during a 5-year period from October 2009. As a result of anti-dilution protection, the warrants were not considered  indexed to the Company’s own stock and (ratchet down of exercise price based upon lower exercise price in future offerings), and therefore recorded at issuance date as a derivative financial liability pursuant to FASB ASC Topic 815 “ Derivative and Hedging” (ASC 815-40-25). The Company measured the fair value of the outstanding warrants at issuance and at the balance sheet date using a Black-Scholes valuation model. In October 2014, the remaining 102,343 warrants were exercised for a total value of $160,003.

B.	Share Options:

1.	Employee Share Option Plans:

Stock-based compensation plans comprise employee stock option plans and restricted stock units (“RSUs”) to employees, officers and directors. The purpose of the plans is to enable the Company to attract and retain qualified personnel and to motivate such persons by providing them with an equity participation in the Company.

As of December 31, 2014, the Company has two share-based compensation plans: (a) the 1996 Share Option Plan, and (b) the 2007 Award Plan. Both plans are described below. The compensation costs that were charged to income for those plans amounted to $0.7 million and $0.6 million for 2014 and 2013, respectively.

In 1996, the Company adopted two option plans (the 1996 Share Option Plan). One of these option plans was terminated after all options granted under it were exercised. Pursuant to the other 1996 option plan, as amended, the Company reserved 1,050,000 ordinary shares for issuance to directors, officers, consultants and employees of the Company and its subsidiaries. The exercise price of the options granted under the 1996 option plan ranges from $1.8 to $20. As of December 31, 2014, 80,163 stock options remain available for future awards.

Under the 1996 option plan, unless determined otherwise by the board, options vest over a three to four years period from the date of grant and expire 10 years after grant date. Unvested options are forfeited 30-90 days following termination of employment. Any options that are forfeited before expiration become available for future grants.

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The following table summarizes information about share options outstanding and exercisable as of December 31, 2014:

Options Outstanding		Options Exercisable
Number Outstanding on December 31, 2014	Weighted Average Remaining Contractual Life	Number Exercisable on December 31, 2014	Exercise Price
	Years		$
300,000	7.32	275,000	1.80
70,000	8.28	46,667	3.87
6,250	4.60	6,250	10.16
10,000	4.60	10,000	11.08
7,600	1.00	7,600	20.00
393,850		345,517

Data related to the share option plan as of December 31, 2014 and 2013 and changes during the years ended on those dates are as follows:

	2014		2013
	Number of Options	Weighted Average Exercise Price	Number of Options	Weighted Average Exercise Price
		$		$

Options outstanding at the beginning of year	441,589	3.18	351,287	3.48

Changes during the year:
Granted	-		110,000	3.97
Exercised	-		-
Forfeited	(47,739)	5.56	(19,698)	12.95

Options outstanding at end of year	393,850		441,589

Options exercisable at year-end	345,517		235,760

Weighted-average fair value of options granted during the year*	-		$2.45

*	The fair value of each option granted is estimated on the date of grant, using the Black-Scholes option-pricing model with the following weighted average assumptions: dividend yield of 0% for all years; expected volatility: 2013 – 69%; risk-free interest rate: 2013 – 1.15%; and expected life: 2013 – 6.06 years. There were no options granted in 2014.

No options were exercised in 2014 and 2013.

The Company is required to assume a dividend yield as an input in the Black-Scholes model. The dividend yield assumption is based on the Company’s historical experience and expectation of future dividends payouts and may be subject to change in the future.

The Company uses historical volatility in accordance with FASB ASC Topic 718, “Compensation - stock compensation”. The computation of volatility uses historical volatility derived from the Company’s exchange-traded shares.

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The risk-free interest assumption is the implied yield currently available on U.S. Treasury zero-coupon bonds, issued with a remaining term equal to the expected life term of the Company’s options.

Pre-vesting rates forfeitures are approximately 15% and were estimated based on pre-vesting for feature experience.

The Company uses the simplified method to compute the expected option term for options granted.

2.	Restricted Share Units (RSU):

In 2007, the Company adopted the 2007 Award Plan (RSU plan). In 2014 and 2013, under the RSU plan, as amended, the Company granted 140,097 and 248,988 RSUs, respectively. Under the RSU plan, unless determine otherwise by the board of directors, RSUs vest over a three years period from the date of the grant.  Approved for immediate vesting on grant date were 7,848 and 33,998 RSUs in 2014 and 2013, respectively.

Data related to the restricted stock units as of December 31, 2014 and 2013 and changes during the year were as follows:

	Year ended December 31,
	2014	2013

RSUs outstanding at the beginning of the year	246,838	192,923
Changes during the year:
Granted *	140,097	223,968
Vested	(137,136)	(124,622)
Forfeited	(30,385)	(45,431)

RSUs outstanding at the end of the year	219,414	246,838

Weighted average fair value at grant date	$4.13	$4.09

*	The fair value of RSUs is established based on the market value of the Company’s stock on the date of the award. The Company has expensed compensation costs, net of estimated forfeitures, applying the accelerated vesting method.

C.	Dividends:

The Company has not paid any cash dividends on its ordinary shares in the past and does not expect to pay cash dividends on its ordinary shares in the foreseeable future.

Note 11 - Income taxes:

A.	Basis of taxation:

The Company and its subsidiaries are subject to tax in many jurisdictions and a certain degree of estimation is required in recording the assets and liabilities related to income taxes. The Company believes that its accruals for tax liabilities are adequate for all open years. The Company considers various factors in making these assessments, including past history, recent interpretations of tax law, and the specifics of each matter. Non-Israeli subsidiaries are taxed according to the tax laws in their respective country of residence.

The Company elected to compute its taxable income in accordance with Income Tax Regulations (Rules for Accounting for Foreign Investors Companies and Certain Partnerships and Setting their Taxable Income), 1986. Accordingly, the Company’s taxable income or loss is calculated in U.S. dollars. Applying these regulations reduces the effect of foreign exchange rate (of NIS against the U.S. dollar) on the Company’s Israeli taxable income.

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Taxable income of Israeli companies is subject to tax at the rate of 26.5% and 25% in 2014 and 2013, respectively.

B.	Deferred tax assets and liabilities:

Deferred tax reflect the net tax effects of temporary differences between the carrying amounts of assets or liabilities for financial reporting purposes and the amounts used for income tax purposes. As of December 31, 2014 and 2013, the Company’s deferred taxes were in respect of the following:

	December 31,
	2014	2013
	(in thousands)

Net operating losses carry forwards	$30,539	$29,446
Provisions for employee rights and other temporary differences	61	74

Deferred tax assets before valuation allowance	30,600	29,520
Valuation allowance	(30,600)	(29,520)

Deferred tax assets	-	-
Deferred tax liability	-	-

Deferred tax assets (liability), net	$-	$-

C.	Loss before Income Taxes is composed as follows:

	Year ended December 31,
	2014	2013
	(in thousands)

Domestic (Israel)	$(2,939)	(3,073)
Foreign	(758)	(20)

	$(3,697)	(3,093)

D.	Provision for Taxes:

	Year ended December 31,
	2014	2013
	(in thousands)
Current:
Domestic (Israel)	$-	$-
Foreign	37	36

	37	36
* Taxes related to prior years
Deferred:	(12)	261
Deferred taxes, net	-	-

Total provision for income taxes	$25	$297

*	In 2014 and 2013, mainly related to withholdings tax for prior years that cannot be realized due to liquidation of subsidiaries as non-future estimated taxable income.

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E.	Uncertain Tax Position:

The Company has recorded no liability for income taxes associated with unrecognized tax benefits at the date of adoption and have not recorded any liability associated with unrecognized tax benefits during 2014 and 2013. Accordingly, the Company has not recorded any interest or penalty in regard to any unrecognized benefit.

F.	A reconciliation between statutory tax to effective tax, assuming all income is taxed at the regular rates and the actual tax expense is as follows:

	December 31,
	2014	2013
	(in thousands)
Loss before income taxes, per consolidated statements of income	$(3,697)	$(3,093)

At the principal tax rate of the group (26.5% and 25% in 2014 and 2013, respectively)	(980)	(774)
Decrease in taxes resulting from the following differences:
Carry-forward losses for which the Company provided valuation allowance	1,080	833
Effect of different tax rates in foreign subsidiaries	(63)	(53)
Taxes related to previous years	(12)	261
Non-deductible expenses	-	30

Income tax expense (benefit) in the consolidated statements of income for the reported year	$25	$297

Effective Tax rate	-	-

G.	Tax Losses:

The Company and its subsidiaries have NOL carry forwards for income tax purposes as of December 31, 2014 of approximately $90 million. $76 million were generated in Israel with no expiration date and the rest outside of Israel.

H.	Tax Assessments:

The Company received final tax assessments in Israel through tax year 2009.

Note 12 - Supplementary Financial Statement Information:

A.	Balance Sheets:

1.	Trade Accounts Receivables:

	December 31,
	2014	2013
	(in thousands)

Trade accounts receivable	$3,033	$2,140
Less allowance for doubtful accounts	(554)	(180)

	$2,479	$1,960

For the years ended December 31, 2014 and 2013, the Company charged expenses for doubtful accounts amounted to $629 and $2 thousand, respectively.

For the year ended December 31, 2014, the Company deducted from the allowance (bad debts) $ 255 thousand. The amount in 2013 was zero.

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2.	Other Current Assets:

	December 31,
	2014	2013
	(in thousands)

Prepaid expenses	$105	$114
Short-term lease deposits	19	24
Government departments and agencies	52	101
	$176	$239

3.	Other Current Liabilities:

	December 31,
	2014	2013
	(in thousands)

Government departments and agencies	$133	$-
Employees and wage-related liabilities	452	745
Promissory note *	220	-
Accrued expenses and other current liabilities	184	157
	$989	$902

* Promissory note with Scott Miller in the amount of $220,000 bearing interest at 2%.  The note is payable in full on either April 8, 2015 or July 8, 2015, given certain performance criteria of MS Modernization Services, Inc.

4.	The Company’s Long-lived Assets are as Follows:

	December 31,
	2014	2013
	(in thousands)

Israel	$54	$77
U.S.A.	158	91
Europe and other	109	119
	$321	$287

Long-lived assets information is based on the physical location of the assets at the end of each of the fiscal years. It is comprised from the Company’s property and equipment and technology intangible asset. The Company does not identify or allocate goodwill by geographic areas.

B.	Statements of Operations:

1.	Geographic Areas Information:

Sales: Classified by Geographic Areas:

The Company adopted FASB ASC Topic 280, “segment reporting”. The Company operates in one operating segment (see Note 1 for a brief description of the Company’s business). The total revenues are attributed to geographic areas based on the location of end customers.

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The following present total revenues for the years ended December 31, 2014 and 2013:

	Year ended December 31,
	2014	2013
	(in thousands)

North America	$3,743	$4,147
Europe	2,688	2,465
Israel	809	1,791
Other	-	134

	$7,240	$8,537

2.	Principal Customers:

There were two customers that represented 15.5% and 11.1% of the Company’s total revenue in 2014. There was one customer that represented 13.9% of the Company’s total revenues in 2013.

There are four customers that represented more than 10% of total trade receivables at December 31, 2014. There was one customer that represented more than 10% of total trade receivables at December 31, 2013.

3.	Financial Income (Expenses), Net:

	Year ended December 31,
	2014	2013
	(in thousands)

Foreign currency translation adjustments (see Note 1A3)	$5	$(43)
Interest expense	(40)	(54)
Change in fair value of warrants, derivatives and discount amortization	150	(17)

	$115	$(114)

C.	Loss Per Share:

Basic and diluted loss per share (“EPS”) was computed based on the average number of shares outstanding during each year. No effect was given to potential instruments such as: share options unvested, RSUs and warrants since their inclusion would be anti-dilutive.

The following table sets forth the computation of basic and diluted net earnings per share attributable to ModSys International Ltd.:

	Year ended December 31,
	2014	2013
	(in thousands)
1. Numerator:
Amount for basic and diluted loss per share	$(3,395)	$(4,032)

2. Denominator:
Denominator for basic net loss per share - weighted average of shares	12,020,474	10,770,142

Effect of dilutive securities	-	-

Denominator for diluted net earnings per share - weighted average shares and assuming dilution	12,020,474	10,770,142

Basic and diluted loss per share attributed ModSys International Ltd.	$(0.28)	$(0.37)

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Note 13 - Discontinued Operation:

In February 2013, the Company completed the sale of the operations of BridgeQuest, Inc. and its relevant subsidiary. Total consideration for BridgeQuest, Inc. was $6.5 thousand. In addition, as part of the agreement, the Company received additional amounts upon collection of existing account receivables of BridgeQuest, Inc. collected by the purchaser following the transaction. BridgeQuest, Inc. met the definition of a component. Accordingly, the results of operations in the statement of operations and prior period’s results have been reclassified accordingly. As the transaction was completed following the balance sheet date, in February 2013, assets and liabilities associated with BridgeQuest, Inc. were presented as held for sale in the December 31, 2013 balance sheet.

The following is the composition from discontinued operation:

Year ended December 31, 2013
(in thousands, except per share data)

Revenues	$-

Cost of revenues	16

Gross loss	(16)

Research and development costs	-

Selling, general, and administrative expenses	2

Loss on realization of shareholdings	372

Operating loss	(390)
Financial expenses, net	9

Loss before provision for income taxes	(399)
Provision for income taxes	-

Net loss	$(399)

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ANNEX B

Modsys Solutions Ltd.

Amended Articles of Association

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THE COMPANIES LAW, 1999

A PUBLIC COMPANY LIMITED BY SHARES

ARTICLES OF ASSOCIATION

OF

MODSYS INTERNATIONAL LTD. (Formerly known as BLUEPHOENIX SOLUTIONS LTD.)

PART A: DEFINITIONS AND INTERPRETATION

1.	Definitions

In these Articles, the following terms shall have the meaning appearing opposite them, unless another interpretation is expressly stated herein:

"Alternate Director"	As defined in Part E below;
"Articles" or "these Articles"	These Articles of Association, as amended from time to time by the General Meeting;
"Board" or "Board of Directors"

The Board of Directors of the Company elected or properly appointed in accordance with the provisions of these Articles; any committee of the Board of Directors to the extent that any of the authorities of the Board of Directors are delegated to it; any person authorized by the Board of Directors, to the extent so authorized, for the purposes of any matter or class of matters;

"business day"	A day on which customer services are provided by a majority of the commercial banks in Israel;
"Companies Law"	The Companies Law, 5759 – 1999, as amended from time to time, or any other law which shall replace it, and any regulations promulgated thereunder;
"Companies Ordinance"	The Companies Ordinance [New Version] 5743 – 1983, as amended from time to time, or any other law which shall replace it and any regulations promulgated thereunder;
"Company"	Modsys International Ltd.;

"Extraordinary Transaction"

A transaction which is not in the ordinary course of business of the Company; a transaction which is not on market terms or a transaction liable to have a material affect on the profitability of the Company, its assets or its liabilities; an arrangement between the Company and an Officer regarding the terms of his office and engagement, including the grant of a release from liability, insurance, and an undertaking to indemnify or an indemnity according to the indemnity permit;

"General Manager"	The person holding this title and any person having the authority of a General Manager, whatever his title;
"Memorandum"	The Memorandum of Association of the Company as amended from time to time;
"Office" or "the Offices of the Company"	The registered office of the Company at the relevant time;
“Officer”	An Office Holder, as such term is defined in the Companies Law;

"Register"	The shareholders register together with any additional shareholders register that the Company may maintain outside Israel;
"security"

Share, debenture, capital note, security, certificate or right entitling membership or participation in the Company or a claim from it (if issued in series), a certificate or right entitling the holder to acquire a security of the Company, in each case whether the security is in name form or bearer form including a debenture or option convertible into shares;

"Securities Law"	The Securities Law, 5728 – 1968, as amended from time to time, or any other law which shall replace it, and any regulations promulgated thereunder;
"simple majority"

A majority of those present and voting at a General Meeting or meeting of the Board of Directors. The vote of any person present at a meeting as aforesaid who does not vote or abstains from voting with respect to any matter on the agenda shall not be included in the number of votes cast;

"transaction"	A contract or an agreement or a unilateral decision to bestow a right or some other benefit;
"Year" or "Month"	According to the Gregorian calendar;

2.	Interpretation

2.1	Subject to the provisions of Article 1 above, and unless the context expressly requires some other interpretation, the terms defined in the Companies Law or in the Companies Ordinance, as the case may be, shall bear the same meaning in these Articles; words in the singular shall include the plural and, vice versa; masculine terms shall include the feminine gender, and words indicating individuals shall include corporations.

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2.2	Any Article in these Articles which provides for an arrangement which differs in whole or in part from any provision in the Companies Law, the Companies Ordinance or any other provisions of any law, which can be stipulated against, amended or added to, in whole or with regard to specific matters or within specific limitations, in accordance with any law, shall be considered a stipulation against the provision of the Companies Law or Companies Ordinance, as the case may be, even if the actual stipulation is not specified in the said Article, and even if it is expressly stated in the Article (in whatever form) that the effectiveness of the Article is subject to the provisions of any law.

2.3	In the event of a contradiction between any Article and the provisions of any law that may not be stipulated against, amended or added to, the provisions of the said law shall prevail, provided that nothing thereby shall nullify or impair the effectiveness of these Articles or any other Article therein.

2.4	In interpreting any Article or examining its effectiveness, the interpretation shall be given to that Article which is most likely to achieve its purpose as appearing therefrom or as appearing from the other Articles included within these Articles.

PART B: THE COMPANY, ITS OBJECTS AND THE SHARE CAPITAL

3.	The Company and its Objects

3.1	The Company is a public Company.

3.2	The objects of the Company shall be as specified in the Memorandum.

3.3	The Company may contribute reasonable amounts for any suitable purpose or categories of purpose even if such contributions do not fall within business considerations of the Company. The Board of Directors may determine the amounts of the contributions, the purpose or category of purposes for which the contribution is to be made, and the identity of the recipients of any contribution.

3.4	The Company may at any time undertake any kind of business activity which is permitted to the Company under the terms of these Articles, expressly or by implication, and may refrain from these activities, whether or not the Company has commenced that kind of business activity, all in the absolute discretion of the Board of Directors.

4.	Limited Liability

The liability of the shareholders of the Company for the indebtedness of the Company shall be limited as follows:

4.1	If the shares of the Company have a nominal value, the liability of each shareholder for the indebtedness of the Company is limited to payment of the nominal value of the shares of that shareholder.

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4.2	If at any time the Company shall issue shares with no nominal value, the liability of the shareholders shall be limited to payment of the amount which the shareholders should have paid to the Company in the respect of each share according to the conditions of issue.

5.	Share Capital

The authorized share capital of the Company is NIS 1,040,000 (One million, forty thousand New Israeli Shekels) divided into 25,000,000 ordinary shares of NIS 0.04 nominal value each and 1,000,000 preferred shares of NIS 0.04 nominal value each (the “Preferred Shares”).

6.	Changes in the Share Capital

6.1	The General Meeting of the Company may, from time to time, increase the share capital of the Company or change the class of authorized shares (whether issued or not), by creating new shares, whether or not all of the shares that have been resolved to be issued have in fact been issued at such time, and whether or not all of the shares which have been issued at such time have been paid in full. Such increase or change in share capital shall be in such amount and divided into shares and shall be made subject to such terms and conditions and with such rights and preferences as specified in the resolution creating the shares, and if no such directions are included within the resolution, as the Board of Directors shall determine, and in particular, the shares may be issued with preferred or subordinated rights (or without rights) to dividends, voting, repayment of capital or with respect to any other matters.

6.2	Unless the resolution authorizing the increase in share capital provides otherwise, the new shares shall be issued subject to all of the provisions of these Articles which apply to the existing share capital of the Company.

6.3	The General Meeting may, from time to time, cancel any of its unissued authorized share capital, unless there is any outstanding obligation on the part of the Company, including a conditional obligation, to issue the shares.

6.4	Subject to the provisions of any law and the provisions of these Articles, the Company shall be entitled, from time to time, to cancel any issued share capital.

7.	Rights attached to the Shares and Issuance of Shares

7.1	Unless these Articles provide otherwise, all of the shares shall carry equal rights for all purposes, and each share shall vest in the holder thereof:

(a)	The right to receive an invitation to and to participate in each General Meeting of the Company, annual or special, and the right to one vote in respect of each share that he holds in every vote at each General Meeting of the Company in which he participates (whether in person or by proxy, including through a written ballot), provided that the share is owned by the shareholder on the record date specified in the resolution to convene the General Meeting;

(b)	The right to receive dividends (if and to the extent distributed), the right to receive bonus shares (if and to the extent distributed), in each case in accordance with the nominal value of the shares (without taking into account any premium paid in connection with such shares) that the holder holds in relation to the total nominal value of the shares outstanding, all on the date upon which it is resolved to distribute the dividend or bonus shares or other distribution (as the case may be) or at such later date as shall be provided in the resolution in question and in accordance with the number of shares the holder holds on the said date;

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(c)	The right to participate in the distribution of any surplus assets of the Company upon liquidation in accordance with the nominal value of each share in relation to the total nominal value of the shares outstanding.

The provisions of these Articles with respect to General Meetings shall apply to all meetings of any class of shareholders, mutatis mutandis.

7.2	The unissued shares forming part of the authorized share capital of the Company shall at all times be under the control of the Board of Directors. Without prejudice to any special rights granted to the current shareholders of the Company prior to such date, if any, the Company (acting through the Board of Directors) may issue shares, whether included within the original capital of the Company or as a result of an increase in capital, with rights that are superior or inferior to the outstanding shares, or may issue shares which are preferred or subordinated with regard to distributions, voting rights, the right to repayment of capital or in connection with any other matter, all as the Company shall determine from time to time.

7.3	The Company may issue redeemable securities upon such terms as the Board of Directors shall determine. The Board of Directors may attach to redeemable securities the attributes of shares, including voting rights and the right to participate in profits.

7.4	The Board of Directors may pay brokerage, underwriting or agents fees in connection with any issue of securities of the Company, in such a manner as the Board of Directors shall determine, and subject to the provisions of any law.

7.5

7.5.1	In the event of an issuance of shares or other securities by the Company, the Company will have no obligation to offer such shares or other securities to the Company's shareholders first.

7.5.2	Notwithstanding the aforesaid and until the earlier to occur of (a) three years following the date of the closing of the merger contemplated by the Amended and Restated Agreement and Plan entered into October 14, 2014 by and among the Company, Modern Systems Corporation (formerly BluePhoenix Solutions USA, Inc.), BP-AT Acquisition Corporation, Sophisticated Business Systems, Inc., a Texas corporation doing business as “Ateras”, Mindus Holdings Ltd ("Mindus"), Scott Miller and other stockholders listed therein, (the "Merger Closing Date" and the "Merger Agreement," respectively); and (b) any consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, other than any such consolidation, merger or reorganization in which the shares of capital stock of the Company immediately prior to such consolidation, merger or reorganization, continue to represent a majority of the voting power of the surviving entity (or, if the surviving entity is a wholly owned subsidiary, its parent) immediately after such consolidation, merger or reorganization (the "Pre-Emptive Rights Term"), Mindus (an "Entitled Shareholder") shall have a pre-emptive right to purchase its "pro-rata share" of all New Shares (as defined below) that the Company may, from time to time, propose to sell and issue after the Merger Closing Date (if and insofar as such transaction is in fact closed).

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For the purposes of this Section 7.5.2, each Entitled Shareholder’s "pro rata share" is equal to the ratio of (a) the number of shares of the Company's share capital of which such Entitled Shareholder is deemed to be a holder immediately prior to the issuance of such New Shares to (b) the total number of outstanding shares of the Company's share capital (including all shares of the Company's share capital issuable upon exercise or conversion or otherwise pursuant to any Vested Option that is outstanding or otherwise in effect at such time) immediately prior to the issuance of the New Shares.

The term “New Shares” shall mean (a) any ordinary shares of the Company, (b) any other shares of stock issued by the Company, (c) any other securities of the Company convertible into, or exchangeable or exercisable for, such shares, or (d) options, warrants or other rights to acquire any such shares.

The term “Vested Option” shall mean any options, restricted stock units, securities convertible into or exchangeable for ordinary shares in the Company outstanding on August 5, 2014, and which remain outstanding, for which the rights of the holders to exercise were fully vested on August 5, 2014, but expressly excluding any warrants or anti-dilution rights (and ordinary shares in the Company issued pursuant to or upon the exercise thereof) held by or for the benefit of Prescott Group Aggressive Small Cap Master Fund G.P., Prescott Group Capital Management LLC or any affiliate, assignee or successor thereof.

7.5.3	Until the end of the Pre-Emptive Rights Term and subject to the closing of the Merger Agreement, if the Company proposes to issue any New Shares, it shall give each Entitled Shareholder written notice of its intention, describing the New Shares, the price, the proposed issuance date and the terms and conditions upon which the Company proposes to issue the same and the number of New Shares that the Entitled Shareholder has the right to purchase in connection therewith. Each Entitled Shareholder shall have fifteen (15) days from the giving of such notice to agree to purchase its pro rata share of the Equity Securities for the price and upon the terms and conditions specified in the notice by giving written notice to Company and stating therein the quantity of New Shares to be purchased. Notwithstanding the foregoing, Company shall not be required to offer or sell such New Shares to an Entitled Shareholder if such offer or sale would cause Company to be in violation of applicable federal securities laws and/or of the Companies Law and/or any other applicable law and/or these Articles of Association, by virtue of such offer or sale. Notwithstanding anything herein to the contrary, an Entitled Shareholder’s rights under this Section 7.5, shall be exercisable only with respect to all (and not a portion of) of an Entitled Shareholder’s pro rata share.

7.5.4	In lieu of giving notice to the Entitled Shareholder prior to the issuance of New Shares as provided in Section 7.5.3 above, Company may elect to give notice to each Entitled Shareholder within ten (10) days after the issuance of New Shares. Such notice shall describe the type, price and terms of the New Shares issued thereby and the number of New Shares that the Entitled Shareholder has the right to purchase in connection therewith. Subject to all applicable law and required consents, each Entitled Shareholder shall have twenty (20) days from the date of receipt of such notice to elect, by written notice to the Company, to purchase up to the number of shares that would, if purchased by such Entitled Shareholder, maintain such Entitled Shareholder’s pro rata share (as set forth in Section 7.5.2) of the Company's share capital. The closing of such sale shall occur within sixty (60) days of the date of notice to the Entitled Shareholder or at such later date if so required subject to applicable law.

6

7.5.5	Notwithstanding the aforesaid, the preemptive rights established under this Section 7.5 shall have no application to any of the following:

(a)	ordinary shares and/or options, warrants or other ordinary share purchase rights and the common stock issued pursuant to such options, warrants or other rights issued or to be issued after the Merger Closing Date to employees, officers or directors of, or consultants or advisors to Company or any subsidiary, pursuant to stock purchase or stock option plans, RSU award plans or other arrangements and incentive plans adopted by the Company;

(b)	shares of the Company issued or issuable pursuant to any rights or agreements, options, warrants, restricted share units, or convertible securities outstanding and vested as of August 5, 2014; and shares of the Company issued pursuant to any such rights or agreements granted after the Merger Closing Date, so long as the preemptive rights established by this Section 7.5 were complied with, waived, or were inapplicable pursuant to any provision of this Section 7.5 with respect to the initial sale or grant by Company of such rights or agreements;

(c)	any New Shares issued pursuant to a merger, consolidation, acquisition or similar business combination;

(d)	any New Shares issued in connection with any stock split, stock dividend or recapitalization by the Company;

(e)	any New Shares issued pursuant to any equipment loan or leasing arrangement, real property leasing arrangement, or debt financing from a bank or similar financial or lending institution;

(f)	any New Shares issued in connection with strategic transactions involving the Company and other entities, including, without limitation, (i) joint ventures, manufacturing, marketing or distribution arrangements or (ii) technology transfer or development arrangements, provided such transaction is approved by Company’s Board of Directors, including Scott Miller, so long as he is serving on the Board of Directors; and

(g)	any New Shares issued in connection with the Merger Agreement.

7.5.6.	The Entitled Shareholders may not assign any of their to pre-emptive rights to purchase New Shares as set forth herein.

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7.5.7	Any notice required or permitted under this Section 7.5 shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or 48 hours after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, if such notice is addressed to the party to be notified at such party’s address or facsimile number as set forth below, or as subsequently modified by written notice.

7.6	If at any time the share capital is divided into different classes of shares, the General Meeting may, unless the terms of issue of that class of shares provide otherwise, amend, convert, expand, add to or otherwise alter the rights, preferences, limitations and directions relating to those shares (or which do not relate at such time to one of the classes), provided that the holders of the class of shares that have been issued and whose rights will be affected thereby agree thereto at a meeting of the holders of the shares of the said class.

The special rights of the holders of any shares or class of shares that have been issued, including shares issued with preferred rights or other special rights, shall not be deemed to have been altered or impaired as a result of the creation or issue of additional shares of equal rank or as a result of the cancellation of authorized share capital of the same class which have not yet been issued, unless it is otherwise specified in the conditions of issue of those shares.

The consolidation or division of the share capital of the Company shall not be deemed to amend the rights attached to the shares which are the subject of such consolidation or division.

7.7	Special Rights of the Preferred Shares

7.7.1	Liquidation Rights.

(a) Upon any liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary (a “Liquidation Event”), before any distribution or payment shall be made to the holders of any ordinary shares, the holders of Preferred Shares shall be entitled to be paid out of the assets of the Company legally available for distribution (or the consideration received by the Company or its shareholders in an Acquisition) for each Preferred Share held by them, an amount equal to $3.00 per Preferred Share (as adjusted for stock splits, combinations, recapitalizations and the like). If, upon any such Liquidation Event, the assets of the Company shall be insufficient to make payment in full to all holders of Preferred Shares of the liquidation preference set forth in this Section 7.7.1(a), then such assets (or consideration) shall be distributed among the holders of Preferred Shares at the time outstanding, ratably in proportion to the full amounts to which they would otherwise be respectively entitled.

(b) After the payment of the full liquidation preference of the Preferred Shares as set forth in Section 7.7.1(a) above, the remaining assets of the Company legally available for distribution (or the consideration received by the Company or its shareholders in an Acquisition), if any, shall be distributed ratably to the holders of the ordinary shares.

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(c) An Asset Transfer or Acquisition (each as defined below) shall be deemed a Liquidation Event for purposes of this Section 7.7.1.

(i) For the purposes of this Section 7.7.1, unless the holders of a majority of the then-outstanding Preferred Shares agree otherwise: (A) “Acquisition” shall mean (1) any consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, other than any such consolidation, merger or reorganization in which the shares of capital stock of the Company immediately prior to such consolidation, merger or reorganization, continue to represent a majority of the voting power of the surviving entity (or, if the surviving entity is a wholly owned subsidiary, its parent) immediately after such consolidation, merger or reorganization, (provided that, for the purpose of this Section 7.7.1, all ordinary shares issuable upon exercise of options outstanding immediately prior to such consolidation or merger or upon conversion of convertible securities outstanding immediately prior to such merger or consolidation shall be deemed to be outstanding immediately prior to such merger or consolidation and, if applicable, converted or exchanged in such merger or consolidation on the same terms as the actual outstanding shares of capital stock are converted or exchanged); provided that an Acquisition shall not include any transaction or series of transactions principally for bona fide equity financing purposes in which cash is received by the Company or any successor or indebtedness of the Company is cancelled or converted or a combination thereof or (2) any transaction or series of related transactions to which the Company is a party in which in excess of fifty percent (50%) of the Company’s voting power is transferred; and (B) “Asset Transfer” shall mean a sale, lease, exclusive license or other disposition of all or substantially all of the assets of the Company.

(ii) In any Acquisition or Asset Transfer, if the consideration to be received is securities of a corporation or other property other than cash, its value will be deemed its fair market value as determined in good faith by the Board on the date such determination is made.

7.7.2 Conversion Rights. The holders of the Preferred Shares shall have the following rights with respect to the conversion of the Preferred Shares into ordinary shares (the “Conversion Rights”):

(a)     Optional Conversion. Subject to and in compliance with the provisions of this Section 7.7.2, any Preferred Shares may, at the option of the holder, be converted at any time into fully paid and nonassessable ordinary shares. The number of ordinary shares to which a holder of Preferred Shares shall be entitled upon conversion shall be the product obtained by multiplying the “Preferred Share Conversion Rate” then in effect (determined as provided in Section 7.7.2(b)) by the number of shares of Preferred Shares being converted.

(b)     Preferred Share Conversion Rate. The conversion rate in effect at any time for conversion of the Preferred Shares (the “Preferred Share Conversion Rate”) shall be the quotient obtained by dividing $2.00 (as adjusted for stock splits, combinations, recapitalizations and the like) by the “Series Preferred Conversion Price,” calculated as provided in Section 7.7.2(c).

(c)     Preferred Share Conversion Price. The conversion price for the Preferred Shares shall initially be $2.00 (as adjusted for stock splits, combinations, recapitalizations and the like) (the “Preferred Share Conversion Price”). Such initial Series Preferred Conversion Price shall be adjusted from time to time in accordance with this Section 7.7.2. All references to the Preferred Share Conversion Price herein shall mean the Preferred Share Conversion Price as so adjusted.

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(d)     Adjustment for Stock Splits and Combinations. If at any time or from time to time on or after the date that the first Preferred Share is issued (the “Original Issue Date”) the Company effects a subdivision of the outstanding ordinary shares, the Preferred Share Conversion Price in effect immediately before that subdivision shall be proportionately decreased. Conversely, if at any time or from time to time after the Original Issue Date the Company combines the outstanding ordinary shares into a smaller number of shares, the Preferred Share Conversion Price in effect immediately before the combination shall be proportionately increased. Any adjustment under this Section 7.7.2(d) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(e)     Adjustment for Reclassification, Exchange, Substitution, Reorganization, Merger or Consolidation. If at any time or from time to time on or after the Original Issue Date the ordinary shares issuable upon the conversion of the Preferred Shares is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification, merger, consolidation or otherwise (other than an Acquisition or a subdivision or combination of shares provided for elsewhere in this Section 7.7.2), in any such event each Preferred Share shall thereafter be convertible in lieu of the ordinary shares into which it was convertible prior to such event into the kind and amount of securities, cash or other property that a holder of the number of ordanary shares of the Company issuable upon conversion of one share of Preferred Shares immediately prior to such recapitalization, reclassification, merger, consolidation or other transaction would have been entitled to receive pursuant to such transaction, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 7.7.2 with respect to the rights of the holders of Preferred Shares after the capital reorganization to the end that the provisions of this Section 7.7.2 (including adjustment of the Preferred Share Conversion Price then in effect and the number of shares issuable upon conversion of the Preferred Shares) shall be applicable after that event and be as nearly equivalent as practicable.

(f)     Optional Conversion Notice. Each holder of Preferred Shares who desires to convert the same into ordinary shares pursuant to this Section 7.7.2 shall give written notice to the Company at such office that such holder elects to convert the same. Such notice shall state the number of Preferred Shares being converted. Thereupon, the Company shall promptly issue the number of shares of ordinary shares to which such holder is entitled, rounded to the closest whole ordinary share.

(g)     Mandatory Conversion. If at any time after the two-year anniversary of the Original Issue Date, the VWAP equals or exceeds $5.00 per ordinary share (as adjusted for stock splits, combinations, recapitalizations and the like) for a period of ten consecutive trading days, each then-outstanding Preferred Share will be automatically converted into ordinary shares at the then-applicable Preferred Share Conversion Rate. For purposes of this Section 7.7.2(g), “VWAP” shall mean (i) the volume-weighted average sale price per ordinary share on the Principal Market in respect of the period from the open of trading until the close of trading on the Principal Market on such date of determination or (ii) if such volume-weighted average price described in clause (i) is unavailable or not provided for any reason, or there is no Principal Market for the ordinary shares, the market price per ordinary share on such date, determined using a volume-weighted average method by an independent investment bank. “Principal Market” means, with respect to any day on which the ordinary shares are listed or admitted to trading or quoted on any securities exchange or quotation facility (whether U.S. national or regional or non-U.S.), the principal such exchange or facility on which the ordinary shares are so listed or admitted or so quoted.

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7.7.3	Dividend Rights.

(a)     In the event dividends are paid on any ordinary share, the Company shall pay an additional dividend on all outstanding Preferred Shares in a per share amount equal (on an as-if-converted to ordinary share basis) to the amount paid or set aside for each ordinary share.

(b)      The holders of Preferred Shares shall be entitled to receive dividends at a rate of eight percent (8%) per annum of the Original Issue Price of the Preferred Shares. The “Original Issue Price” of the Preferred Shares shall be $2.00 per share (as adjusted for stock splits, combinations, recapitalizations and the like). Such dividends shall accrue on an annual basis, commencing on the date of original issuance of such shares, whether or not earned or declared by the Board. All dividends payable on the Preferred Shares in accordance with this Section 7.7.3(b) shall be paid
“in kind” by issuing additional fully paid and nonassessable Preferred Shares at the rate of one share for each $2.00 (as adjusted for stock splits, combinations, recapitalizations and the like). The issuance of such shares of Series Preferred shall constitute full payment of such dividend and all such Preferred Shares which may be issued in payment of such dividend shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable. No fractional shares will be issued by the Company for the purposes of paying dividends. In lieu of any fractional share that would otherwise be issued in respect of a dividend payment, the number of Preferred Shares issued to each holder of Preferred Shares shall be rounded up to the closest whole Preferred Share.

7.7.4      Voting Rights. Each holder of shares of the Preferred Shares shall be entitled to the number of votes equal to the number of ordinary shares into which such Preferred Shares could be converted (pursuant to Section 7.7.2 hereof) immediately after the close of business on the record date fixed for such meeting. Except as required by law, the Preferred Shares shall vote together with the ordinary shares at any annual or special meeting of the shareholders and not as a separate class.

8.	Shareholders

8.1	Unless otherwise specified in any law or in these Articles, the Company shall be entitled to treat the registered holder of any share, including a shareholder registered as holding a share on trust, as the absolute owner, and accordingly shall not, except as ordered by a court of competent jurisdiction, or as required under any law, be bound to recognize any equitable or other claim to, or interest in, such share of any other person.

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8.2	The Company will be entitled, in accordance with its absolute discretion, to transfer and to pay any amount (in any manner of payment that it selects), any asset of any sort, including bonus shares, to shareholders of the Company whose shares are not registered in their name in the Register, by executing such transfer to a Registration Company or to members of the stock exchange on which the shares of the Company are traded or to a trustee that the Company shall appoint for such matter. As long as the Company has acted based upon information that appears to have been provided to the Company by the shareholders thereof (including information provided by a Registration Company or a member of the stock exchange), the Company shall not be responsible for any unpaid amount or any asset that was not transferred to such shareholder, and the Company shall be deemed as if it has paid the said amounts and transferred the said assets, as the case may be, in full, on the date such amounts or assets were transferred to such Registration Company, member of the stock exchange or trustee.

8.3	The Board of Directors of the Company may, from time to time, settle procedures in connection with determining the identity of shareholders and in connection with the manner in which any right, benefit, asset or amount should be transferred to or distributed among them, including, without limitation, with respect to the distribution of dividends or bonus shares, and with respect to the grant of any right, asset or other benefit to the shareholders of the Company in their capacity as such. Any amounts, bonus shares, rights or property of any kind that are transferred to a shareholder (including to his agent, attorney or to any other person that the shareholder directs) whose identity has been authenticated in accordance with the procedures as aforesaid shall be deemed settlement in full and release of the indebtedness of the Company towards any person claiming a right to such payment, transfer, distribution or grant of right, as the case maybe.

PART C: THE SHARES

9.	Share Certificates

9.1	Share certificates shall be signed by two directors of the Company, or by any other person authorized by the Board of Directors, alongside the name of the Company.

9.2	Each shareholder whose name appears in the Register shall be entitled to receive one share certificate in respect of the shares registered in his name, or, if the Board of Directors so authorizes (and after payment of the amount which the Board of Directors shall determine from time to time) a number of share certificates, each one in respect of one or more of these shares. Each share certificate shall indicate the name of the shareholder, the number of shares in respect of which it has been issued, and any additional information as shall be determined by the Board of Directors.

9.3	A certificate in respect of a share registered in the names of two or more persons shall be delivered to such person as all of the registered shareholders of that share shall direct, and in the absence of agreement, to the person whose name appears first on the Register from among the names of the joint owners.

9.4	If a share certificate is defaced, lost or destroyed, it may be replaced, upon payment of such fee, and upon the furnishing of such evidence of ownership and such indemnity, as the Board of Directors may think fit.

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9.5	The Company shall not issue shares other than shares that are paid in full. Shares shall be deemed to have been paid in full if the full amount of the nominal value and any premium thereon has been paid, in accordance with the terms of issue of the shares.

9.6	The Company may issue bearer shares or exchange a bearer certificate for a bearer share certificate.

10.	Transfer of Shares

10.1	A transfer of shares shall be effected by way of delivery of a share transfer deed in the form set forth below, which shall include all of the details and bear the signature of the transferor and the transferee and of the witnesses to their signatures.

10.2	The transferor shall be deemed to have remained a shareholder until the name of the transferee is registered in the Register in respect of the share that is transferred.

10.3	The Company is entitled to require payment for the registration of a transfer of shares in the Register (including registration of a transfer of shares registered in the name of a Registration Company to the names of the owner of those shares) in such amount as the Board of Directors shall determine from time to time.

10.4	The Board of Directors or any other person authorized thereto by the Board of Directors for such purpose, is entitled:

(a)	to refuse to recognize a share transfer unless the certificate of the transferred shares is being presented, and the transferor provides any additional details necessary to prove his or her entitlement to transfer the shares. The share transfer deeds that are registered shall remain with the Company. Any share transfer deed that the Board of Directors refuses to register shall be returned to the person delivered it to the Company, at his request;

(b)	to refuse to recognize any share transfer until receipt of payment in respect of registration of the transfer.

10.5	The share transfer deed shall be substantially in the form set forth below, or in such regular or customary form as shall be approved by the Board of Directors:

"The undersigned, I.D. Number/Company Number ______________ (hereinafter "the Transferor") in consideration for the payment of NIS ________ that has been paid to me by ___________, whose address is at ________________________, (hereinafter "the Transferee") hereby transfer to the Transferee ________ shares of NIS ________ each, numbered from __ until ________ inclusive, in BluePhoenix Solutions Ltd., so that the Transferee shall hold the same in accordance with the terms upon which the undersigned held the shares immediately prior to signature of this deed;

and the Transferee, agrees to receive the abovementioned shares upon the abovementioned terms.

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IN WITNESS WHEREOF the parties have executed this deed, the ________ day of ______________.

Transferor	Transferee
Witness to the signature of Transferor	Witness to the signature of Transferee"

10.6	Notwithstanding other provisions of these Articles, the Company shall amend the Register by order of the court, or if the Board of Directors is satisfied that the legal requirements for the assignment or transmission of the right to shares are fulfilled.

10.7	The provisions of this Article shall apply also a transfer of a right to a share held by a number of holders jointly, mutatis mutandis.

10.8	The Company may destroy share transfer deeds seven years after registration of the transfer, and share certificates that have been cancelled three years after cancellation, and there shall be a presumption that all share transfer deeds and certificates that have been destroyed were in full force and that the transfers and cancellations and the registrations that were effected based thereon were lawfully carried out.

11.	Decedents' Shares

Any person becoming entitled to a share in consequence of the death of any person, upon producing evidence of the grant of probate or letters of administration or declaration of succession (or such other evidence as the Board of Directors may reasonably deem sufficient that he sustains the character in respect of which he proposes to act under this Article or of his title), shall be registered as a member in respect of such share, or may, transfer such share.

12.	Receivers and Liquidators

The Company may recognize the receiver or liquidator of any corporate member in winding-up or dissolution, or the receiver or trustee in bankruptcy of any member, as being entitled to the shares registered in the name of such member. The receiver or liquidator of a corporate member in winding-up or dissolution, or the receiver or trustee in bankruptcy of any member, upon producing such evidence as the Board of Directors deems sufficient that he sustains the character in respect of which he proposes to act under this Article or of his title, shall with the consent of the Board of Directors (which the Board of Directors may grant or refuse in its absolute discretion), be registered as a member in respect of such shares, or may, subject to the regulations as to transfer herein contained, transfer such shares.

PART D – GENERAL MEETINGS

13.	Annual General Meeting

The Company shall hold an Annual General Meeting once every year and no later than fifteen months following the last Annual General Meeting held. The Agenda for the Annual Meeting shall be determined by the Chairman of the Board of Directors in accordance with the instructions of the Board of Directors and shall include, inter alia, discussing the Financial Statements, any matter to be discussed at such meeting according to these Articles or any law, and any other matter that the Board of Directors may determine. To the extent required, the agenda may include appointment of directors, appointment of an auditor, receipt of report from the Board of Directors regarding the fees of the auditor in connection with the audit and any other matter that may require the convening of a Special Meeting.

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14.	Special Meeting

All General Meetings other than Annual General Meetings shall be called "Special Meetings". The Board of Directors may, whenever it deems fit, and it shall, within 21 days after receiving a demand in writing by shareholders or directors, as provided in the Companies Law, convene a Special Meeting, at such time and place, as may be determined by the Board of Directors. Any such demand must state the purpose for which the meeting is to be convened, be signed by the petitioners, and deposited at the Office.

15.	Record Date

Notwithstanding any provision of these Articles to the contrary, and to allow the Company to determine the shareholders entitled to notice of, or to vote at, any General Meeting, or to express consent to or dissent from any corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of, or to take or be the subject to, any other action, the Board of Directors may fix, a record date, which shall not be more than forty (40) days (or any longer period permitted under the Companies Law), nor less than four (4) days before the date of such meeting or other action. A determination of holders of record entitled to notice of or to vote at a meeting shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

16.	Convening the Meeting

16.1	The time and place of each General Meeting shall be determined by the Board of Directors or by the Chairman thereof. If no location for the convening of the meeting is specified by the Board of Directors or by the Chairman of the Board of Directors, the meeting shall convene at the Offices of the Company.

16.2	The Board of Directors may, in its absolute discretion, resolve to enable persons entitled to attend a General Meeting to do so by simultaneous attendance and participation at the principal meeting place and a satellite meeting place or places anywhere in the world and the shareholders present in person, by proxy or by written ballot at satellite meeting places shall be counted in the quorum for and entitled to vote at the General Meeting in question, and that meeting shall be duly constituted and its proceedings valid, provided that the Chairman of the General Meeting is satisfied that adequate facilities are available throughout the General Meeting to ensure that all shareholders attending at the meeting place are able to:

(a)	participate in the business for which the meeting has been convened;

(b)	hear all persons who speak (whether by the use of microphones, loudspeakers audio-visual communications equipment or otherwise) at the principal meeting place and any satellite meeting place, and

(c)	be heard by all other persons so present in the same way.

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The Chairman of the General Meeting shall be present at, and the meeting shall be deemed to take place at, the principal meeting place.

16.3	Unless otherwise expressly directed by a court of competent jurisdiction, the provisions of these Articles shall apply, with such changes as required in the circumstances, to the convening, conduct and proceedings of a General Meeting convened by order of a court of competent jurisdiction and of a General Meeting lawfully convened other than by the Board of Directors, and to any vote at such meeting.

16.4	The Company shall not be required to give notice under Section 69(b) of the Companies Law.

17.	Proceedings at General Meetings

17.1	No discussion shall be commenced at a General Meeting unless a quorum is present at the commencement of the meeting.

Other than where a different rule is provided in these Articles or by any law or by a court of competent jurisdiction, a quorum shall be two or more shareholders present in person or by proxy or by written proxy, who hold an aggregate of at least 35% (thirty five percent) of the voting rights in the Company.

17.2	If within an hour from the time set for the General Meeting no quorum is present, the meeting shall automatically be adjourned to the same day and same time one week thereafter (unless such day shall fall on a public holiday either in Israel or the United States, in which case the General Meeting will be adjourned to the first day, not being Friday, Saturday or Sunday, which follows such public holiday), at the same place fixed for the original meeting (with no need for any notice to the shareholders) or until such other later time if such time is specified in the original notice convening the General Meeting, or if the Company gives notice to the shareholders no less than 72 hours before the date fixed for the adjourned meeting.

17.3	If at an adjourned meeting there is no quorum present half an hour after the time set for the meeting, any two shareholders present in person or by proxy, shall constitute a quorum.

17.4	Notwithstanding any other provision in these Articles, if the convening of a Special Meeting is demanded other than by resolution of the Board of Directors of the Company, the adjourned meeting shall take place only if there are present at least two shareholders holding voting rights in an amount no less than the amount required in order to convene the original meeting. If there is no quorum as aforesaid at the adjourned meeting, the meeting shall not be adjourned to another date and all of the proposed resolutions on the agenda shall be deemed to have been rejected by the meeting.

17.5	The Chairman of the Board of Directors of the Company shall act as Chairman of every General Meeting of the Company. If there is no Chairman of the Board of Directors and the Board of Directors has not determined that another individual shall act as Chairman of the meeting as aforesaid, or if the proposed Chairman is not present fifteen minutes after the time set for the meeting, or if that person does not wish to act as Chairman of the meeting, the shareholders present at the meeting shall in person or by their proxies elect a shareholder or a proxy present at the meeting to act as Chairman of the meeting.

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17.6	The Chairman of the meeting may, with the consent of a meeting at which a quorum is present, postpone the meeting from time to time and from place to place, and he must postpone the meeting as aforesaid if the meeting directs him to do so. At a resumption of the meeting that has been adjourned as aforesaid, only those matters which were on the agenda of the original meeting and the discussion of which was not completed or commenced, shall be discussed. Notwithstanding anything in these Articles to the contrary, if a meeting is adjourned for twenty-one (21) days or more, a notice shall be given of the adjourned meeting as in the case of an original meeting. Except as aforesaid, no shareholder shall be entitled to receive any notice of an adjournment or of the business to be transacted at the adjourned meeting.

17.7	At any General Meeting, a resolution, in respect of any business put to a vote at the meeting shall be decided by a poll. Such poll shall be held in the manner and at the time and place as the Chairman of the General Meeting directs (including the use of ballots or tickets), whether immediately or after an interval or postponement, or in any other way, and, subject to the other provisions of these Articles and the Companies Law, the results of the poll shall be deemed to be a resolution of the General Meeting. The holding of a poll shall not prevent the continued business of the General Meeting.

17.8	Unless specified otherwise under any law, each resolution of the General Meeting (including a resolution with respect to the amendment, alteration or addition to these Articles or replacement thereof) shall be carried by a simple majority.

17.9	The announcement by the Chairman that a resolution has been carried unanimously or by a certain majority or has been rejected shall be prima facie evidence of that fact. An announcement as aforesaid and a notification to this effect that has been recorded in the minute books of the Company shall be prima facie evidence of the matter stated therein and there shall be no need to prove the number of votes or the proportion of the votes cast in favor or against the proposed resolution.

18.	Voting

18.1	Each share shall entitle the holder thereof to one vote for a share which held by him and to which a voting right is attached without regard to the nominal value of that share, unless the terms of issue of the share provide otherwise.

18.2	A corporation which is a shareholder may authorize an officer in the corporation to be its representative at any meeting of the Company. A person authorized as aforesaid shall be entitled to use, on behalf of the corporation that he represents, the same powers which the corporation itself could have used if it was an individual shareholder.

18.3	A shareholder who is a minor and a shareholder who has been declared legally incompetent by a court of competent jurisdiction may vote only through his guardian, and the said guardian may vote by proxy.

18.4	In the case of joint owners of a share, the vote of the principal joint owner shall be accepted by the Company, whether given in person or by proxy, and the vote of the remaining joint owners shall not be accepted. For the purpose of this Article, the principal joint owner shall be deemed to be the shareholder whose name first appears in the Register with respect to the relevant shares.

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19.	Voting by Proxy

19.1	A shareholder may appoint a proxy to vote in his place and the proxy need not be a shareholder in the Company. The appointment of a proxy shall be in writing signed by the person making the appointment or by an attorney authorized for this purpose, and if the person making the appointment is a corporation, by a person or persons authorized to bind the corporation.

19.2	The document appointing the proxy to vote (the "Appointment") and power of attorney (if any) pursuant to which the Appointment has been signed, or a copy thereof certified to the satisfaction of the Board of Directors, shall be deposited in the Office (or at such other place in Israel or abroad as the Board of Directors may direct from time to time) or at the location set for the meeting not less than 2 (two) hours (or not less than 24 (twenty four) hours with respect to a meeting to be held outside of Israel), before the time of the meeting, or shall be delivered by hand to the Chairman at the commencement of the meeting, provided that the Chairman of the meeting may waive this requirement for any meeting. Any question that may be raised concerning the eligibility of an Appointment will be decided by the Chairman of the meeting and his decision will be final.

19.3	A shareholder holding more than one share may appoint more than one proxy, subject to the following provisions:

(a)	The Appointment shall indicate the class and number of shares in respect of which it is given;

(b)	If the number of the shares of any class specified in the Appointments that have been given by one shareholder exceeds the number of shares of that class held by him, all of the Appointments given by that shareholder shall be void;

(c)	If only one proxy is appointed by the shareholder and the Appointment does not indicate the number and class of shares in respect of which it is given, the Appointment shall be deemed to have been given with respect to all of the shares owned by the shareholder at the time for determining the entitlement to participate and vote at the meeting (if the Appointment is given for a specific meeting) or in respect of all of the shares held by the shareholder at the date of depositing the Appointment with the Company or on the date of delivery to the Chairman of the meeting, as the case may be. In the event that an Appointment is given with respect to a number of shares less than the number of shares held by the shareholder, the shareholder shall be deemed to have abstained from voting with respect to the remainder of the shares that he owns and the Appointment shall be valid with respect to the number of shares specified therein.

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19.4	Each appointment of a proxy, whether for a specific meeting or otherwise, shall, to the extent that the circumstances permit, be substantially in the following form:

"I, ________ (I.D. Number/Company Number ________) of ____________________, in my capacity as shareholder of BluePhoenix Solutions Ltd., hereby appoint ________, (I.D. Number/Company Number ______________) of ____________________, or in his/her absence, ______________, (I.D. Number/Company Number ______________) of ______________, to vote on my behalf and in my name with respect to ________ Class __ shares held by me at the (annual/special) meeting of the Company that shall be held on the ___ day of ________, and at any adjournment of such meeting.

In witness whereof I have signed hereon this ___ day of ________.

____________________
Name and Signature"

19.5	A vote cast pursuant to an Appointment appointing a proxy shall be valid notwithstanding the death of the person making the Appointment or the cancellation of the power of attorney or the transfer of the share in respect of which the vote is cast as aforesaid, unless notice in writing of the death, cancellation or transfer as aforesaid has been received in the Offices of the Company or by the Chairman of the meeting, by the time of the vote.

19.6	Subject to the provisions of the Companies Law and any other regulations that may be enacted form time to time pursuant thereto, the Board of Directors is entitled, from time to time, at its absolute discretion, to determine which resolutions may also be approved at the general meeting or any other type of meeting (whether applying generally or applying one-time only) by proxy and to change the said matters determined by the General Meeting and also to determine from time to time any administrative provisions with respect to any matter connected with the proxies or position papers.

Should the Board of Directors formulate procedures and matters as specified above, such procedures and matters will be brought to the attention of the shareholders such that they will be available for review by the shareholders at any reasonable time at the Office or at any other place or in any other manner to be determined by the Board of Directors.

19.7	Subject to the provisions of any law, resolutions approved by a General Meeting, at which the shareholders are entitled to vote by proxy, will not be invalidated if the Company, in error:

(a)	did not send to the shareholders a proxy, notice of convening the General Meeting or a notice regarding the possibility of voting at that General Meeting by way of proxy or if it did not send any position paper or any other document to the shareholders;

(b)	sent documents and notices late or to an incorrect address;

(c)	did not count the shareholders votes or counted the votes as said but in an incorrect or imprecise manner, provided that such counting of votes did not result in a change of the resolutions passed at the General Meeting or in the derogation of the validity of the General Meeting or of the validity of the passed resolution had the votes for such resolution been counted precisely.

(d)	did not act in accordance with the provisions of the law or procedures prescribed by the Board of Directors with regard to voting by way of proxies and the sending of position papers.

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20.	Powers of the General Meeting

The Company's decisions on the following matters shall be adopted by the General Meeting in accordance with the required majority provided by with any law and any provision of these Articles:

20.1	Changes in the Articles.

20.2	Changes in the Memorandum with respect to the Company's name and its purposes only.

20.3	Appointment of the Company's auditor and the termination of his service.

20.4	Appointment of directors, including outside directors, and the termination of their service, all as provided in these Articles.

20.5	The increase and reduction of the registered share capital and a change of the rights attached to the existing shares, all in accordance with the provisions of any law.

20.6	A merger, in accordance with the provisions of any law.

20.7	Approval of acts and transactions that require the approval of the General Meeting under the provisions of any law or of these Articles.

20.8	Exercise of the powers of the Board of Directors in the events prescribed under the law.

PART E: THE BOARD OF DIRECTORS

21.	Appointment and Dismissal of Directors

21.1	Until such time as the General Meeting decides otherwise, the number of members of the Board of Directors shall be set by the Board from time to time, provided, however, that such number shall be not less than three (3) and not more than six (6).

21.2	The directors will be elected by the General Meeting (whether at the Annual General Meeting or at a Special Meeting) on the agenda of which will be the appointment of directors.

21.3	For as long as the Company is required in accordance with any law, to appoint outside directors, the Company's General Meeting (whether the Annual General Meeting or Special Meeting) shall appoint any number of outside directors, on any conditions in a manner prescribed by law.

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21.4	In addition to the directors who are appointed by the General Meeting as aforesaid, the Board of Directors of the Company may at its discretion appoint additional directors, provided that the number of members of the Board of Directors after such appointment shall not exceed the maximum number of directors fixed in these Articles.

21.5	Subject to the provisions of any law regarding the cessation of the service of outside directors, the General Meeting is entitled to dismiss a director, including a director that was not appointed by the General Meeting, before the completion of his service for any reason, provided that the director is given a reasonable opportunity to bring his position before the General Meeting.

21.6	Any dismissal, replacement, appointment or re-appointment of a director that was appointed by the Board of Directors shall be approved by the majority of directors present and voting at a meeting of the Board of Directors, in which the agenda includes the appointment.

21.7	An organ that is entitled to appoint a director will be entitled to determine the commencement of his service that will either be at the time of the appointment of that director or at a later time.

21.8	The service of a director that was appointed by the General Meeting will cease (if he has not been dismissed earlier by the General Meeting, as described above) at the end of the first Annual General Meeting held after the said date of appointment (without a need to give the director an opportunity to present his position).

21.9	Subject to the provisions of any law, a director who has ceased to serve as a director is eligible to be re-appointed.

21.10	Subject to the provisions of any law, the office of a director (including the office of an Alternate Director) shall be vacated automatically in each of the following events:

(a)	upon his death;

(b)	if he is declared to be legally incompetent;

(c)	if he is declared bankrupt, and if the director is a corporation, if a liquidator, receiver, special manager or trustee (in each case temporary or permanent) is appointed for the corporation or its assets within the context of a creditors scheme of arrangement or an order of stay of proceedings;

(d)	if he resigns from office by written notice to the Company, to the Chairman of the Board of Directors or to the Board of Directors, in which case the office of the director shall be vacated on the date of service of notice or at such later date as specified in the notice as the effective date of resignation;

(e)	if his term of office was terminated in accordance with the provisions of these Articles;

(f)	if the director is convicted in a final judgment of an offence of a nature which disqualifies a person from serving as a company director;

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(g)	if a court of a competent jurisdiction decides to terminate his office in a decision or judgment for which no stay of enforcement granted.

21.11	Notwithstanding anything stated in these Articles, the appointment of a director or an Alternate Director, as the case may be, (together "the Appointee") shall not come into effect before the Appointee has delivered to the Company a notice in writing in which the Appointee declares that he is lawfully competent to be appointed as a director of the Company and that he agrees to be appointed as a director of the Company. The notice shall include the personal details of the appointee required by law. The form of the aforesaid notice shall be set down by the Board of Directors from time to time and may be in the form of an affidavit prepared and authenticated in accordance with the law.

21.12	If any director is not appointed, or if the appointment of any director does not come into effect, or if the office of a director becomes vacant, the remaining directors may act in any manner provided that their number does not fall below the minimum number specified in these Articles. If the number of directors falls below the minimum number as aforesaid, the directors shall not be able to act other than in emergencies, or for the purpose of convening a General Meeting, or for the purpose of the appointment of additional directors by the Board of Directors.

22.	Alternate Director

22.1	A director may at any time appoint an alternate ("the Alternate Director"), who is competent to serve as director of the Company and complies with the provisions of the Companies Law. A person who at that time is serving as a director or an Alternate Director of another director may not serve as an Alternate Director. The Alternate Director shall have all of the duties, rights and authorities (other than the authority to appoint an alternate for himself) which the director who appointed him has, provided, however, than an Alternate Director shall have no standing in any meeting in which the director who appointed him is present.

22.2	The appointment of an Alternate Director and the cancellation thereof shall be by a written notice to be delivered by the appointing director to the Company. The appointment and cancellation of an appointment shall come into effect on the date of delivery of the notice to the Company or at the date specified in the notice, whichever is later.

22.3	A director who appoints an Alternate Director may at any time cancel the appointment. In addition, the office of an Alternate Director shall be vacated whenever the Alternate Director notifies the Company in writing of his resignation, with effect from the date of his notice or whenever the director who has appointed the Alternate Director ceases to be a director of the Company for whatever reason.

22.4	An Alternate Director shall alone be responsible for his own acts and defaults, and he shall not be deemed the agent of the director who appointed him.

23.	Reserved.

24.	Chairman of the Board of Directors

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24.1	The Board of Directors may appoint one of the directors (other than an Alternate Director) to act as a Chairman of the Board of Directors, remove such Chairman from office and appoint another person in his or her place. The Chairman of the Board of Directors shall not have an additional vote at meetings of the Board of Directors, but shall have a casting vote in case of even votes. An Alternate Director shall not have a casting vote.

24.2	The service of the Chairman of the Board of Directors continues even after the convening of the General Meeting at which directors are appointed or dismissed and will cease upon the occurrence of any of the following events:

(a)	the completion of the period of service that was determined in the appointment resolution;

(b)	where the Chairman of the Board of Directors resigns such position by a written notice to the Board of Directors. In such a case, his service will cease on the date upon which the notice is delivered or on the date prescribed in the notice to be the effective date of the resignation, whichever is later.

(c)	the Chairman of the Board of Directors ceases to serve as a director for any reason;

(d)	the Chairman is dismissed by the Board of Directors.

24.3	The Chairman of the Board of Directors may, from time to time by a written notice to the Board of Directors, appoint another director to act as a Deputy Chairman of the Board of Directors, to dismiss the Deputy Chairman and to appoint another in his place, provided that the tenure of the Deputy Chairman of the Board of Directors shall not cease even if the person who appointed him ceases to act as Chairman of the Board of Directors or as a director, unless the Board of Directors decides otherwise. If the Chairman of the Board of Directors is not present 15 minutes after the beginning of a meeting of the Board of Directors, or if he does not wish to sit as Chairman of the meeting, the Deputy Chairman or in the absence of a Deputy Chairman, any other director chosen by the Board of Directors to be the Chairman of such meeting, shall conduct the meeting and may exercise all of the authorities vested in the Chairman of the Board of Directors.

24.4	The Chairman of the Board of Directors shall have all of the powers, rights and authorities granted to him under these Articles or by law. Without prejudice to the generality of the aforesaid, the Chairman of the Board of Directors shall have all power and authority necessary in order to carry out his functions and to exercise his rights and authorities in an efficient manner, including the authority to act in the name of the Company and on its behalf in the matters referred to above and to give directions to the General Manager of the Company and to employees and consultants of the Company for this purpose.

24.5	If both the Chairman of the Board of Directors and the Deputy Chairman are absent 15 minutes after the beginning of a meeting of the Board of Directors, or they do not wish to act as Chairman, or no Chairman of the Board of Directors has been appointed for the Company, the Board of Directors shall appoint one of its members (including an Alternate Director) to be the Chairman of such meeting.

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25.	Convening and Conduct of Meetings of the Board of Directors

25.1	The Board of Directors shall convene as often as the needs of the Company require and shall do so at least once every three months.

25.2	The Board of Directors shall be convened as follows:

(a)	In accordance with a decision of the Chairman of the Board of Directors;

(b)	At the request of two directors, but if the Board of Directors comprises up to five members, at the request of one director;

(c)	By the Chairman of the Board of Directors if and when a notice or a report from the General Manager is received requiring the action of the Board of Directors or a notice from the auditor regarding substantial defects in the audit of the Company.

(d)	In any other case in which it is required by law to convene a meeting of the Board of Directors.

25.3	If a meeting of the Board of Directors is convened by the Chairman of the Board of Directors or by a majority of the members of the Board of Directors, the meeting shall be convened no earlier than the next business day following delivery of a notice of the meeting to all of the members of the Board of Directors, unless the Chairman of the Board of Directors or a majority of the members of the Board of Directors determine that because of the urgent nature of any matter on the agenda, the meeting must be convened within a shorter time. In such a case, the meeting shall be convened in the manner which allows the participation of the maximum number of members of the Board of Directors in the meeting.

25.4	The Board of Directors may hold meetings using any means of communication, provided that all of directors participating can hear one another at the same time, as well as in any other manner permitted by law. Such a meeting will be considered for the purposes of any matter, including the matters of sending notices, legal quorums and the recording of protocols, as an ordinary meeting of the Board of Directors.

25.5	Until otherwise unanimously decided by the Board of Directors, a quorum at a meeting of the Board of Directors shall be constituted by the presence of a majority of the directors then in office who are lawfully entitled to participate in the meeting, but shall not be less than two.

25.6	The Board of Directors may make a decision without actually convening, provided that all of the directors entitled to participate in the discussion and vote on the matter brought for decision agree thereto. A resolution in writing signed unanimously by all the directors then in office and lawfully entitled to vote thereon or to which all of the directors have given their unanimous written consent (by letter, e-mail, facsimile or otherwise) shall be deemed to have been adopted by a meeting of the Board of Directors duly convened and held.

25.7	Other than expressly provided in these Articles, the minutes of each meeting of the Board of Directors, shall be signed by the Chairman of the Board of Directors, or the Chairman of the meeting, as the case may be.

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25.8	At a vote of the Board of Directors, each director shall have one vote.

25.9	Resolutions of the Board of Directors shall be carried by a simple majority of the directors voting on any matter on the agenda.

25.10	Any action taken by or in accordance with a resolution of the Board of Directors or by or in accordance with a decision of a Committee of the Board of Directors or by a director acting in his capacity as director is valid and effective even if it is subsequently discovered that there was a defect in the appointment of the directors or the election of the directors or if all or one of them was disqualified, in each case as if each of the directors had been lawfully elected and as if he was fully qualified to act as director, Alternate Director or member of the said Committee, as the case may be.

26.	Notice of Meetings of the Board of Directors

26.1	Notice of a meeting of the Board of Directors shall be delivered to each director verbally, by telephone, in writing or by any other means of communication. If a director has appointed an Alternate for himself, notice shall be delivered to the Alternate.

26.2	A notice convening a meeting of the Board of Directors shall include reasonable particulars of all of the matters on the agenda, as well as the place and time fixed for the meeting.

26.3	All of the directors may agree to waive prior notice of a meeting of the Board of Directors.

27.	Authorities of the Board of Directors

27.1	The Board of Directors shall set the policy guidelines for the Company and shall supervise the performance and activities of the General Manager, and as part thereof it:

(a)	shall determine the Company's plans of activity, the principles of financing them and the order of priority among them;

(b)	shall examine the Company's financial situation and set a framework of credit which the Company may take;

(c)	shall determine the organizational structure and the wage policy;

(d)	may decide to issue a series of debentures;

(e)	is responsible for the preparation and approval of the financial reports;

(f)	shall appoint and dismiss the General Manager of the Company;

(g)	shall decide on the acts and transactions that require its approval in accordance with these Articles or the Companies Law;

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(h)	may allocate shares and securities convertible into shares up to the limit of the Company's registered share capital;

(i)	may decide on a distribution;

(j)	shall express its opinion on a special purchase offer.

27.2	Without prejudice to the generality of the aforesaid, the Board of Directors shall be entitled to use all of its authorities and powers and to carry out all the actions vested in it by law or by these Articles.

27.3	The Board of Directors may exercise any authority of the Company which has not been delegated by these Articles or by law to the General Manager or to the General Meeting, and such authority shall be deemed to have been delegated to the Board of Directors by these Articles.

27.4	The power of the Board of Directors shall be subject to the provisions of any law, and to any article that shall be adopted by the Company in General Meeting, provided that no such article shall invalidate any action taken prior thereto by the Board of Directors or pursuant to a decision thereof which would have been legally valid but for the adoption of the said article.

27.5	The General Meeting may assume the authority vested in the Board of Directors (including the authorities vested in the Board of Directors in the absence of a General Manager) for a specific matter or for a specific period of time.

27.6	For the purpose of exercising the general authorities vested in the Board of Directors and without limiting or restricting in any way whatsoever the said authorities or any of them, it is hereby expressly stated that the Board of Directors shall have the following authorities:

(a)	From time to time to appoint one or more persons (whether or not that person is a member of the Board of Directors) as a General Manager or another Officer of the Company, either for a fixed period of time or for an unlimited period of time, and from time to time (bearing in mind the terms of any contract between the Company and such person or persons) to dismiss him or them from office and appoint another person or persons in his or their place.

(b)	Subject to any rule of law, to fix the remuneration of the General Manager or of any other Officer from time to time (bearing in mind the terms of any contract between the Company and such person). Such remuneration may be in the form of a fixed salary, payment based on the profits or turnover of the Company or of any other company in which the Company is interested, or by way of participation in such profits, or by way of receipt of securities of the Company, or in one or more of these ways, or in any other manner which the Board of Directors deems fit.

(c)	To determine the remuneration of the auditor of the Company.

27.7	For the purpose of setting the policy guidelines for the Company and supervising its activities, any director may examine the documents and records of the Company and receive copies thereof, examine the assets of the Company and receive professional advice at the expense of the Company if the Board of Directors or the court approves the covering of this expense.

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28.	Reserved.

29.	Committees of the Board of Directors

29.1	The Board may delegate all or any of its powers, authorities and responsibilities (except for those powers, authorities and responsibilities which, under the Companies Law, the Board is unable to delegate) to any committee consisting of such members of the Board as the Board may, from time to time, think fit, subject to the Companies Law, widen, curtail or revoke such delegation of powers, authorities and responsibilities.

29.2	To the fullest extent permitted by law, the Board, after determining a number of shares reserved for the issuance of shares, options or warrants to the Company's employees, directors, and consultants, may delegate the power to issue such options and shares to a committee of the Board.

29.3	Any committee of the Board shall in the exercise of the power, authorities and responsibilities so delegated conform to any regulations that may be lawfully imposed on it by the Board.

29.4	The meetings and proceedings of a Committee of the Board shall be governed by the provisions herein contained for regulating the meetings and proceedings of the Board, so far as the same are applicable thereto and are not lawfully suspended or superseded by any regulations imposed by the Board.

29.5	The Board shall appoint an audit committee consisting of at least three (3) members, the members of which and the authorities, powers and responsibilities of which shall be governed by the Companies Law and any other applicable law or rule.

PART F: THE GENERAL MANAGER AND OTHER OFFICERS

30.	The General Manager

30.1	The Board of Directors of the Company shall appoint one or more General Manager for the Company. If more than one General Manager is appointed, the Board of Directors may determine that the authorities of a General Manager be divided between the General Managers.

30.2	The General Manager shall have full managerial and operational authority to carry out all of the activities which the Company may carry on by law and under these Articles and which have not been vested by law or by these Articles in any other organ of the Company. The General Manager shall be subject to the supervision of the Board of Directors.

30.3	The General Manager may, with the approval of the Board of Directors, delegate his authority to another person who is subordinate to him.

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30.4	The Board of Directors may decide to transfer any authority vested in the General Manager to the Board of Directors, in a specific instance or for a specific period of time.

31.	Secretary and Officers

31.1	The Board of Directors may appoint a Secretary for the Company and determine his duties and authorities. The Secretary, if appointed, shall be subject to the Board of Directors and shall report to it.

31.2	Officers of the Company, except directors and the General Manager, will be appointed and dismissed by the Board of Directors. The conditions of service, employment and retirement of the said Officers will be determined by the General Manager with the approval of the relevant committee of the Board of Directors, unless it is determined otherwise in any law or by the Board of Directors.

32.	Personal Interest in Transactions of the Company

Any transaction which is not an Extraordinary Transaction and which is (i) a transaction with an Officer or (ii) a transaction of the Company with another person in which an Officer has a personal interest, may be approved by the same organ authorized to approve such a transaction, assuming that no party has a personal interest in it.

33.	Indemnity, Insurance And Exemption of Officers

33.1	Exemption From Liability

Subject to the provisions of the Companies Law, the Company may exempt an Officer in advance from all or part of such Officer’s responsibility or liability for damages caused to the Company due to any breach of such Officer’s duty of care towards the Company to the maximum extent permitted by law. Notwithstanding, the Company shall not exempt a director in advance from its responsibility or liability towards the Company due to a breach of such director's duty of care in distribution.

33.2	Indemnification

(a)     Subject to the provisions of the Companies Law and the Securities Law, the Company may indemnify an Officer to the fullest extent permitted by the Companies Law and the Securities Law, with respect to the following liabilities, expenses and payments, provided that such liabilities, expenses and payments were incurred by such Officer in such Officer's capacity as an Officer of the Company:

(i)      a financial obligation imposed on an Officer in favor of another person by a court judgment, including a compromise judgment or an arbitrator’s award approved by a court of law;

(ii)     reasonable litigation expenses, including legal fees, incurred by an Officer as a result of Criminal Inquiry or an investigation or proceeding instituted against such Officer by a competent authority, which inquiry or investigation or proceeding has ended without the filing of an indictment and without an imposition of financial liability in lieu of a criminal proceeding, or has ended in the imposition of a financial obligation in lieu of a criminal proceeding without the filing of an indictment for an offence that does not require proof of mens rea or in connection with financial sanction (the phrases "proceeding that has ended without the filing of an indictment" and "financial obligation in lieu of a criminal proceeding" shall have the meanings ascribed to such phrases in Section 260(a)(1a) of the Companies Law;

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(iii)    expenses, including reasonable litigation expenses and legal fees, incurred by and Officer as a result of a proceeding instituted against such Officer in relation to (A) infringements that may impose financial sanction pursuant to the provisions of Chapter H'3 of the Securities Law; or (B) administrative infringements pursuant to the provisions of Chapter H'4 of the Securities Law; or (C) infringements pursuant to the provisions of Chapter I'1 of the Securities Law;

(iv)    reasonable legal expenses, including attorney's fees, which the Officer incurred or with which the Officer was charged by a court of law, in a proceeding brought against the Officer, by the Company or on its behalf or by another person, or in a criminal prosecution in which the Officer was acquitted, or in a criminal prosecution in which the Officer was convicted of an offense that does not require proof of mens rea (criminal intent); and

(v)    payments to an injured party of infringement under Section 52(54)(a)(1)(a) of the Securities Law.

(b)     Subject to the provisions of the Companies Law and the Securities Law, the Company may undertake to indemnify an Officer in advance with respect to (i) financial obligations as specified in Article 33.2 (a)(i), provided, that the undertaking is limited to categories of events which, in the opinion of the Board of Directors can be foreseen, based on the company’s actual activities at the time the undertaking to indemnify is given, and in amounts set by the Board of Directors as reasonable; and (ii) expenses, fees and payments as specified in Sub-Sections 33.2 (a)(ii), (iii), (iv) and (v). Subject to the provisions of the Companies Law and the Securities Law, the Company may also undertake to indemnify an Officer retroactively for expenses, fees and payments as specified in Section 33.2.

33.3	Insurance

(a)     Subject to the provisions of the Companies Law and the Securities Law, the Company may enter into a contract to insure an Officer for all or part of the liability that may be imposed on such Officer in connection with an act performed by such Officer in such Officer’s capacity as an Officer of the Company, with respect to each of the following:

(i)      breach of his duty of care to the Company or to another person;

(ii)     breach of his duty of loyalty to the Company, provided that the Officer acted in good faith and had reasonable grounds to assume that the action in question would not prejudice the interests of the Company; and

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(iii)    a financial obligation imposed on him in favor of another person.

(b)     Subject to the provisions of the Companies Law and the Securities Law, the Company may also enter into a contract to insure an Officer for (i) expenses, including reasonable litigation expenses and legal fees, incurred by the Officer as a result of a proceeding instituted against such Officer in relation to (A) infringements that may impose financial sanction pursuant to the provisions of Chapter H'3 of the Securities Law; or (B) administrative infringements pursuant to the provisions of Chapter H'4 of the Securities Law; or (C) infringements pursuant to the provisions of Chapter I'1 of the Securities Law; and (ii) payments made to the injured parties of such infringement under Section 52(54)(a)(1)(a) of the Securities Law.

33.4	(a) The Company shall not indemnify, exculpate or insure any Officer under any of the following circumstances:

(i)	a breach of duty of loyalty, except, with respect to indemnification and insurance, to the extent that the Officer acted in good faith and had a reasonable basis to believe that the act would not prejudice the company;

(ii)	a breach of duty of care committed intentionally or recklessly, excluding a breach arising out of the negligent conduct of the Officer;

(iii)	an act or omission committed with intent to derive illegal personal benefit; or

(iv)	a fine, civil fine, financial sanction or levied against the Officer.

(b)     The Company shall not indemnify or insure any Officer for a proceeding instituted against such Officer pursuant to the provisions of Chapter H'3, H'4 and I'1 under the Securities Law.

33.5	Any amendment to the Companies Law and the Securities Law adversely affecting the right of any Officer to be indemnified or insured pursuant to this Article shall be prospective in effect, and shall not affect the Company’s obligation or ability to indemnify or insure an Officer for any act or omission occurring prior to such amendment, unless otherwise provided by the Companies Law and the Securities Law.

33.6	The provisions of this Article are not intended, and shall not be interpreted so as to restrict the Company, in any manner, in respect of the procurement of insurance and/or indemnification and/or exculpation, in favor of any person who is not an Officer, including, without limitation, any employee, agent, consultant or contractor of the Company who is not an Officer ("Person"), provided, that the Company shall not indemnify or insure a Person, for a proceeding instituted against such Person pursuant to the provisions of Chapter H'3, H'4 and I'1 of the Securities Law and shall not indemnify and shall not pay any financial sanction imposed on such Person.

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34.	Signature Rights

The signature rights in the name of the Company shall be determined by the Board of Directors, generally, for a class of matters or for a specific matter. Any signature in the name of the Company shall be accompanied by the name of the Company. The authorized signatories do not have to be directors.

PART G: MINUTES, REGISTERS AND BOOKS OF ACCOUNTS

35.	Minutes

35.1	The Board of Directors shall ensure that records of the following matters are duly maintained in books that shall be prepared for this purpose:

(a)	The names of members of the Board of Directors who are present at any meeting of the Board of Directors and at any meeting of a Committee of the Board of Directors (including any decision of the Board of Directors or of its Committees which is adopted without actually convening).

(b)	The names of the registered shareholders participating in any General Meeting.

(c)	The instructions given by the Board of Directors to the Committees of the Board of Directors.

(d)	The proceedings at General Meetings, meetings of the Board of Directors, and meetings of the Committees of the Board of Directors, including resolutions adopted without actually convening these meetings.

35.2	Any minute of a meeting of the Board of Directors or of any Committee of the Board of Directors or of the General Meeting of the Company which purports to be signed by the Chairman of the meeting or by the Chairman of the next following meeting shall be prima facie evidence of the matters stated therein.

36.	Books and Registers of the Company

36.1	Each book, register and registration that the Company must maintain in accordance with the provisions of the Companies Law or these Articles shall be made in regular books or by electronic means, as the General Manager shall determine, provided that the persons entitled to inspect them are able to receive copies of the documents.

36.2	The Company may destroy any request for entering any change in the Register seven years after the date of the change in the Register, and there shall be a prima facie assumption that all requests for changes in the Register were valid and that any action taken by virtue or as a result thereof was lawfully taken.

36.3	Subject to any provision of law, the Company may determine the manner and form in which documents which shareholders are entitled to inspect are presented to them, and may decide that copies of documents be provided against payment.

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PART H: AUDIT

37.	Auditor

37.1	At least once in each calendar year, the financial statements of the Company shall be audited by an auditor or auditors who will express their opinion as to the financial statements.

37.2	The Company shall appoint at the Annual Meeting an auditor or auditors to serve in this capacity until the following Annual Meeting, but the General Meeting may appoint an auditor to serve for a longer period, not extending beyond the end of the third Annual Meeting after the appointment.

37.3	Subject to the provisions of the Companies Law, any act of the auditor of the Company shall be valid with regard to any person acting in good faith with the Company, notwithstanding any defect in the appointment or qualification of the auditor.

37.4	The fees of the auditor shall be fixed by the Board of Directors. The Board of Directors shall report at the Annual Meeting the fees of the auditor so fixed.

37.5	The Board of Directors will notify the auditor of General Meetings and of meetings of the Board of Directors in which the financial statements audited by the auditor are presented, and the auditor shall be entitled to attend such meetings.

38.	Internal Auditor

38.1	As long as the Company is a public company, the Company will have an internal auditor, to be appointed by the Board of Directors in accordance with the proposal of the Audit Committee.

38.2	The role and authorities of the internal auditor shall be as provided in the Companies Law.

PART I: RESERVES, DISTRIBUTIONS AND BONUS SHARES

39.	Reserves

39.1	The Board of Directors may at any time allocate such amounts as it sees fit from the surpluses (as defined in the Companies Law) to a reserve for any purpose determined by it. Likewise, the Board of Directors may direct the management of, and the uses to which, any reserve or part thereof is put, including using of any reserve or part thereof for the business of the Company, without need to maintain such amount separate from the remaining assets of the Company.

39.2	The Board of Directors may from time to time, subject to the provisions of any law and the provisions of these Articles, change the purpose for which any capital reserve has been designated or the manner in which it is managed, to combine or split reserves and to transfer the amount of any capital reserve to the surplus account or to any other account in the accounting records of the Company. Notwithstanding the aforesaid, the Board of Directors may not transfer any amount from the share premium account other than to the share capital of the Company or for the purposes of a distribution that does not satisfy the profit test.

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40.	Distribution of Dividends and Bonus Shares

40.1	Subject to these Articles (including the requirements of Section 7.7.3), the Company may declare and pay any dividend or decide on a distribution permitted under the Companies Law.

40.2	No dividend shall bear interest or linkage against the Company.

40.3	A dividend may be paid, in whole or in part, by way of distribution of assets of any kind. A distribution of assets as aforesaid shall be made by a transfer, assignment, transfer of title, grant of a contractual or proprietary right or in any other manner as the Board of Directors directs.

40.4	If the Board of Directors decides to distribute a dividend, in whole or in part by way of an allotment of shares in the Company to those shareholders entitled to the dividend, at a price lower than the nominal value of those shares or to distribute bonus shares, the Company shall convert to share capital a portion of its profits or of its share premiums or of any other source included in the equity in its last financial statements (all as defined in the Companies Law) in an amount equal to the difference between the nominal value of the said shares and the price paid therefor.

40.5	The Board of Directors may allot from time to time bonus shares and determine the source of such distribution. Such bonus shares shall form part of the share capital of the Company and shall be considered to be fully paid in such amount, being not less than the nominal value of the shares, as the Board of Directors shall direct. The said bonus shares shall be allotted without payment to the shareholders of the Company who would have been entitled to receive the amount converted to share capital for the purpose of distribution of the bonus shares if that amount had been distributed by way of cash dividend and in the same proportion.

40.6	The Board of Directors may decide that bonus shares shall be of the same class of shares as these shares which entitle the holders thereof to participate in the distribution of bonus shares, or that all bonus shares shall be of a single class which shall be distributed to all persons entitled thereto without taking into account the class of shares which they hold, or that bonus shares be a combination of classes of shares.

40.7	The Board of Directors may from time to time issue to the holders of the Company's securities that are convertible into the Company's shares, bonus shares or dividends as if the said securities had been converted into shares prior to the distribution in question, in each case subject to the terms of issue of the said securities.

The Board of Directors may make any arrangement and take any action necessary for the efficient and speedy implementation of the provisions of this Article, to determine the rights which the holders of convertible securities receive and the manner in which they receive these rights, and to carry out any necessary adjustment with respect to the rights of the holders, in this respect. The Board of Directors may exercise any authority granted to it in connection with the distribution of a dividend or bonus shares or rights to the shareholders in the Company, mutatis mutandis, all in the absolute discretion of the Board of Directors.

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In order to implement any resolution regarding the distribution of a dividend or bonus shares or in connection with the acquisition of securities of the Company, the Board of Directors may sign any document and effect any arrangement which is, in the opinion of the Board of Directors, necessary in order to enable or facilitate the distribution, including the issuance of certificates for partial shares or to decide that shares in the Company which entitle the holder thereof to partial shares in an amount lower than the level fixed by the Board of Directors shall not entitle the holder to participate in that distribution, or to sell the partial shares and to pay the net proceeds of sale (after deduction of the expenses of sale and any tax that shall be payable in respect of the sale) to the persons entitled thereto;

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40.8	The Board of Directors may appoint a trustee or trustees ("the Trustee") to hold dividends, bonus shares or any other right (together "the Benefit") which the Company has issued or distributed to its shareholders and which was not demanded by any of the shareholders. Any action taken by the Trustee, and any agreement between the Board of Directors and the Trustee shall be valid and shall bind the shareholders in connection with the Benefit to which they are entitled and for which the Trustee has been appointed.

40.9	The Trustee shall be appointed for the purpose of exercising, collecting, receiving or depositing the Benefit, but the Trustee shall not be entitled to transfer the Benefit or part thereof or to grant any right in the Benefit or to make any use thereof. The Trustee shall not be entitled to vote in respect of any securities of the Company which are included in the Benefit.

40.10	The Trustee shall transfer the Benefit, including any income arising thereon, less the Trustee's fee as settled by the Board of Directors, to the shareholders entitled to the Benefit as soon as possible after he receives the first written demand from the shareholders, subject to authentication of the identity of any shareholder and details of the Benefit to which he is entitled.

40.11	If the payment of the dividend is not demanded within seven (7) years from the date of the decision to distribute that dividend, the person entitled thereto shall be deemed to have waived the dividend, and ownership thereof shall return to the Company.

40.12	The Board of Directors may pay all dividends or money due in respect of shares by sending checks in the mail, and if the Benefit is, in whole or in part, an asset or a right, by sending by mail any document confirming or creating the said right. Any check or document sent to the address of the shareholder as appearing in the Register shall be dispatched at the risk of the shareholder.

40.13	The transferee of any shares shall not be entitled to any dividend or any other distribution with respect to such shares, which has been declared after the date of transfer but before registration of the transfer in the Register, and in the event of the transfer of shares which is subject to the approval of the Board of Directors, before the date of said approval.

40.14	The Board of Directors may deduct from any dividend, distribution or other amounts which are to be paid to a shareholder (including to a person who is one of the joint holders of a share) any amounts due from such a person to the Company in his capacity as shareholder.

40.15	If there is a number of persons registered as joint holders of a share, each one may give a valid receipt to the Company for any Benefit granted in respect of that share.

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41.	Buy-Back

A decision regarding the acquisition of securities which have been issued by the Company and the manner in which these securities shall be dealt with by the Company shall be taken by the Board of Directors.

PART J: NOTICES

42.	Notices

42.1	Subject to these Articles, any notice to shareholders of the Company shall be given in accordance with the provisions of the law.

42.2	Any written notice or other document may be served by the Company upon any shareholder either personally or by sending it by prepaid mail (air mail if sent internationally) or by cablegram, telex, facsimile or email addressed to such shareholder at his address as described in the Register or such other address as he may have designated in writing for the receipt of notices and other documents. Such designation may include a broker or other nominee holding shares at the instruction of the shareholder. Proof that an envelope containing a notice was properly addressed, stamped and posted shall be conclusive evidence that notice is given. A declaration of an authorized person on behalf of the stock transfer agent of the Company or other distribution agent stating that a notice was mailed to a shareholder will suffice as proof of notice for purposes of this Article.

42.3	Any written notice or other document may be served by any shareholder upon the Company by tendering the same in person to the Secretary or the General Manager at the Offices of the Company or by sending it by any of the means provided for in Article 42.2 to the Company at its Office.

42.4	Any notice or other document referred to above shall be deemed to have been served 48 hours after it has been posted (seven days if sent internationally), or 24 hours after sent by cablegram, telex, facsimile or email. The date of mailing, publication or other method of sending a notice and the date of the meeting shall be counted as part of the days comprising any notice period. If a notice is, in fact, received by the addressee, it shall be deemed to have been duly served when received, notwithstanding that it was received sooner than provided herein, defectively addressed or failed, in some other respect, to comply with the provisions of this Article.

42.5	All notices to be given to the shareholders shall, with respect to any share to which persons are jointly entitled, be given to whichever of such persons in named first in the Register, and any notice so given shall be sufficient notice to the holders of such share.

42.6	Any shareholder whose address is not described in the Register, and who shall not have designated in writing an address for the receipt of notices, shall not be entitled to receive any notice from the Company.

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42.7	Notwithstanding anything to the contrary herein, notice by the Company of a General Meeting which is published:

(i)	in two daily newspapers in the State of Israel shall be deemed to have been duly given on the date of such publication to any shareholder whose address as registered in the Register (or as designated in writing for the receipt of notices and other documents) is located in the State of Israel.

(ii)	in one daily newspaper in the City of New York and in one international wire service shall be deemed to have been duly given on the date of such publication to any shareholder whose address as registered in the Register (or as designated in writing for the receipt of notices and other documents) is located outside the State of Israel.

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C o n t e n t s

Part A:	Definitions and Interpretation
1.	Definitions
2.	Interpretation
Part B:	The Company, its Objects and the Share Capital
3.	The Company and its Objects
4.	Limited Liability
5.	Share Capital
6.	Changes in the Share Capital
7.	Rights attached to the Shares and Issuance of Shares
8.	Shareholders
Part C:	The Shares
9.	Share Certificates
10.	Transfer of Shares
11.	Decedents' Shares
12.	Receivers and Liquidators
Part D:	General Meetings
13.	Annual a General Meeting
14.	Special Meeting
15.	Record Date
16.	Convening the Meeting
17.	Proceedings at General Meetings
18.	Voting
19.	Voting by Proxy
20.	Powers of the General Meeting
Part E:	The Board of Directors
21.	Appointment and Dismissal of Directors
22.	Alternate Director
23.	Reserved
24.	Chairman of the Board of Directors
25.	Convening and Conduct of Meetings of the Board of Directors
26.	Notice of Meetings of the Board of Directors
27.	Authorities of the Board of Directors
28.	Remuneration of Directors
29.	Committees of the Board of Directors
Part F:	The General Manager and Other Officers
30.	The General Manager
31.	Secretary and Officers
32.	Personal Interest in Transactions of the Company
33.	Indemnity, Insurance and Exemption of Officers
34.	Signature Rights
Part G:	Minutes, Registers and Books of Accounts
35.	Minutes
36.	Books and Registers of the Company
Part H:	Audit
37.	Auditor
38.	Internal Auditor
Part I:	Reserves, Distributions and Bonus Shares
39.	Reserves
	40.	Distribution of Dividends and Bonus Shares
	41.	Buy-Back
Part J:	Notices
	42.	Notices

Annex B

The Companies Law 5759-1999

Public Company Limited by Shares

ARTICLES OF ASSOCIATION

OF

Modsys International Ltd.

ANNEX C

Modsys Solutions Ltd.

Securities Purchase Agreement

SECURITIES PURCHASE AGREEMENT

Dated as of November 25, 2015

by and among

MODSYS INTERNATIONAL LTD.

and

THE PURCHASERS LISTED IN EXHIBIT A

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT dated as of November 25, 2015 (this “Agreement”) by and among Modsys International Ltd., an Israeli company (the “Company”), and each of the purchasers whose names are set forth on Exhibit A attached hereto (each a “Purchaser” and collectively, the referred to herein as the “Purchaser”).

WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to each Purchaser, and each Purchaser desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agrees as follows:

ARTICLE I

PURCHASE AND SALE OF SECURITIES

Section 1.1 Purchase and Sale of Securities.

(a) Upon the following terms and conditions, the Company shall issue and sell to the Purchasers, and the Purchasers shall purchase (in the amounts set forth as Exhibit A hereto) from the Company, 500,000 preferred shares of the Company, par value NIS 0.04 per share (the “Preferred Shares”, and the Preferred Shares purchased pursuant to the terms hereof, the “Shares”) at a price per share equal to $2.00 (“Price Per Share”) amounting to an aggregate purchase price of US $1,000,000 (the “Purchase Price”).

(b) Upon the following terms and conditions, the Company shall issue to each Purchasers a warrant in substantially the form attached hereto as Exhibit B (each a “Warrant”) and collectively the “Warrants” and together with the Shares, the “Closing Securities”) to purchase the number of ordinary shares of the Company par value NIS 0.04 per share (the “Ordinary Shares”, and the Ordinary Shares issuable upon exercise of the Warrant, the “Exercise Shares”) set forth on Exhibit A hereto.

Section 1.2 Closing. The closing of the purchase and sale of the Closing Securities to be acquired by the Purchasers from the Company under this Agreement, shall take place at the offices of the Company at 600 Union Street, Suite 2409, Seattle, Washington (the “Closing”) at 10:00 a.m., PST or such other location as mutually agreed by the Parties on the date of this Agreement (the “Closing Date”). Subject to the fulfillment or waiver of all of the other conditions set forth in Article IV hereof, at the Closing the Company shall deliver or cause to be delivered to the Purchaser the Closing Securities and, concurrently, the Purchaser shall deliver the Purchase Price by wire transfer to the Company.

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ARTICLE II

REPRESENTATIONS AND WARRANTIES

Section 2.1 Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchasers, as of the date hereof and the Closing Date, as follows:

(a) Organization and Good Standing. The Company is a company duly incorporated or otherwise organized and validly existing under the laws of the State of Israel and has the requisite power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted. Each subsidiary of the Company (“Subsidiary”) is duly qualified to do business and is in good standing (if applicable) in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary except for any jurisdiction(s) (alone or in the aggregate) in which the failure to be so qualified will not have a Material Adverse Effect. For the purposes of this Agreement, “Material Adverse Effect” means any material adverse effect on the business, operations, properties or financial condition of the Company and its Subsidiaries taken as a whole (other than effects resulting from conditions affecting the Company’s or its Subsidiaries’ markets generally or from general economic conditions) and/or any condition, circumstance or situation that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its obligations under the Transaction Documents (as defined in Section 2.1(b) below)) in any material respect.

(b) Power; Authorization; Enforcement. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement, and to issue and sell the Closing Securities and, insofar as applicable, the Exercise Shares in accordance with the terms of the Warrants and the Ordinary Shares issuable upon conversion of the Shares (such Ordinary Shares, together with the Exercise Shares and the Closing Securities, the “Securities”). The execution, delivery and performance of this Agreement and any other documents and agreements executed in connection with the transactions contemplated hereunder (the “Transaction Documents”) by the Company and the consummation by it of the transactions contemplated thereby have been duly and validly authorized by all necessary action, and, except as set forth on Schedule 2.1(b),1 no further consent or authorization of the Company, its board of directors or shareholders is required. When executed and delivered by the Company, each of the Transaction Documents shall constitute a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies; and (iii) insofar as indemnification provisions may be limited by applicable law.

1 Schedule 2.2(b) to identify the required shareholder approval.

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(c) Issuance of Securities. The Securities and the Exercise Shares are duly authorized, and when issued and paid in accordance with the terms hereof, shall be duly and validly issued, fully paid, non-assessable, and free and clear of all liens.

(d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company, the performance by the Company of its obligations and the consummation by the Company of the transactions contemplated hereby and thereby (including the issuance of the Securities as contemplated hereby) do not and will not (i) violate any provision of the Company’s memorandum or articles of association as amended to date, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement or obligation to which the Company is a party or by which the Company’s properties or assets are bound, or (iii) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected, except, with respect to clauses (ii) and (iii) above for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect.

(e) SEC Documents, Financial Statements. The Company has filed all reports, schedules forms, statements and other documents required to be filed in the last 12 months by the Company under the Securities Act of 1933, as amended and the rules and regulations promulgated thereunder (the “Securities Act”) and the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder (the “Exchange Act”), all of the foregoing including filings incorporated by reference therein being referred to as the “SEC Documents”). At the times of its filing, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the the Securities Act, as applicable. As of their respective dates, the financial statements of the Company included in any SEC Documents filed by the Company in the last 12 months have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of the Company and its Subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

(f) No Material Adverse Change. Since the filing date of the latest audited financial statements included within the SEC Documents, the Company has not experienced or suffered any Material Adverse Effect, except as disclosed in its SEC Documents.

(g) No Undisclosed Liabilities. Except as disclosed in the SEC Documents, since September 30, 2015, the Company has not incurred any liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) other than those incurred in the ordinary course of the Company’s or its Subsidiaries respective businesses or which, individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect.

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(h) Actions Pending. Except as set forth in the SEC Documents, there is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or other proceeding pending or, to the knowledge of the Company, threatened against or involving the Company or any of its respective properties or assets, which individually or in the aggregate, would reasonably be expected, if adversely determined, to have a Material Adverse Effect. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company or any officers or directors of the Company in their capacities as such, which individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(i) Compliance with Law. The business of the Company has been and is presently being conducted in accordance with all applicable federal, state, local and foreign governmental laws, rules, regulations and ordinances, except as set forth in the SEC Documents or such that, individually or in the aggregate, the noncompliance therewith could not reasonably be expected to have a Material Adverse Effect.

(j) Taxes. Except for matters that would not, individually or in the aggregate, have or reasonable expected to have a Material Adverse Effet, the Company has prepared and filed all material federal, state, foreign and other tax returns required by law to be filed by it, has paid or made provisions for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the financial statements of the Company and the Subsidiaries for all current taxes and other charges to which the Company or any Subsidiary is subject and which are not currently due and payable. The Company has no knowledge of any additional assessments, adjustments or contingent tax liability of any nature whatsoever, whether pending or threatened against the Company for any period, nor of any basis for any such assessment, adjustment or contingency, which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(k) Disclosure. All disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that the Purchasers do not make or have not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.2 hereof.

(l) Transactions with Affiliates. Except as set forth in the SEC Documents, none of the officers or directors of the Company or, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of 5% other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

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(m) Investment Company Act Status. The Company is not, and as a result of and immediately upon the Closing will not be, an “investment company” or, to the Company’s knowledge, a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended.

(n) Title to Assets. The Company and the Subsidiaries have valid land use rights for all real property that is material to their respective businesses and good and marketable title in all personal property owned by them that is material to their respective businesses, in each case free and clear of all liens, except for liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance, except as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(o) Accounting Controls. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities. The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures in accordance with Item 4 of the Quarterly Report on Form 10-Q for the Quarter Ended September 30, 2015 (the “10-Q”). The Company presented in the 10-Q the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of as of September 30, 2015. Since such date, there have been no significant changes in the Company’s internal controls (as such term is defined in Rule 13a-15(e) of the Exchange Act) or, to the Company’s knowledge, in other factors that could significantly affect the Company’s internal controls.

(p) Application of Takeover Protections. The Company has no knowledge of any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Articles of Association or the laws of the state of Israel that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.

(q) No Additional Agreements. The Company does not have any agreement or understanding with any Purchaser with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

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(r) Foreign Corrupt Practices Act. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of any of the Company has, directly or indirectly, (i) used any funds, or will use any proceeds from the sale of the Shares, for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on their behalf of which the Company is aware) which is in violation of law, or (iv) has violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

(s) Money Laundering Laws. The operations of the Company is and has been conducted at all times in compliance with the applicable money laundering statutes of the United States and the state of Israel, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any applicable governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(t) OFAC. Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee, Affiliate or person acting on behalf of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the sale of the Securities, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity, towards any sales or operations in Cuba, Iran, Syria, Sudan, Myanmar or any other country sanctioned by OFAC or for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(u) Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Securities.

Section 2.2 Representations, Warranties and Agreements of the Purchasers. Each of the Purchasers hereby represents, warrants and agrees to the Company as follows as of the date hereof and as of the Closing Date:

(a) Organization and Standing of the Purchasers. Each Purchaser is a corporation, limited liability company or partnership duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

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(b) Authorization and Power. Each Purchaser has the requisite power and authority to enter into and perform its obligations under the Transaction Documents and to purchase the Securities being sold to it hereunder. The execution, delivery and performance of the Transaction Documents by each Purchaser and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of such Purchaser or its board of directors, shareholders, or partners, as the case may be, is required. When executed and delivered by the Purchasers, the other Transaction Documents shall constitute valid and binding obligations of each of the Purchasers enforceable against such Purchaser in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

(c) No Conflict. The execution, delivery and performance of the Transaction Documents by the Purchaser and the consummation by the Purchaser of the transactions contemplated thereby and hereby do not and will not (i) violate any provision of the Purchaser’s charter and organizational documents, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Purchaser is a party or by which the Purchaser’s respective properties or assets are bound, or (iii) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Purchaser or by which any property or asset of the Purchaser are bound or affected, except, with respect to clauses (ii) or (iii) (other than with respect to federal and state securities laws) for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, materially and adversely affect the Purchaser’s ability to perform its obligations under the Transaction Documents.

(d) Acquisition for Own Account. Each Purchaser is purchasing the Securities solely for its own account and not with a view to, or for sale in connection with, public sale or distribution thereof. Each Purchaser does not have a present intention to sell any of the Securities, nor a present arrangement (whether or not legally binding) or intention to effect any distribution of any of the Securities to or through any person or entity.

(e) Experience. Each Purchaser acknowledges that it (i) has such knowledge and experience in financial and business matters such that Purchaser is capable of evaluating the merits and risks of Purchaser’s investment in the Company, (ii) is able to bear the financial risks associated with an investment in the Securities and (iii) has been given full access to such records of the Company and the Subsidiaries and to the officers of the Company and the Subsidiaries as it has deemed necessary or appropriate to conduct its due diligence investigation.

(f) General. Each Purchaser understands that the Securities are being offered and sold in reliance upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of such Purchaser to acquire the Securities.

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(g) No General Solicitation. Each Purchaser acknowledges that the Securities were not offered to such Purchaser by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, Internet website or similar media, or broadcast over television or radio, or (ii) any seminar or meeting to which such Purchaser was invited by any of the foregoing means of communications. Each Purchaser, in making the decision to purchase the Securities, has relied upon independent investigation made by it and has not relied on any information or representations made by third parties.

(h) Accredited Investor. Each Purchaser is an “accredited investor” (as defined in Rule 501 of Regulation D), and such Purchaser has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Securities. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act and such Purchaser is not a broker-dealer or an “associated person” of a broker-dealer. Each Purchaser acknowledges that an investment in the Securities is speculative and involves a high degree of risk.

(i) Certain Fees. No Purchaser has employed any broker or finder or incurred any liability for any brokerage or investment banking fees, commissions, finders’ structuring fees, financial advisory fees or other similar fees in connection with the Transaction Documents or the transactions contemplated thereby.

(j) No Trading. Each Purchaser has not directly or indirectly, nor has any person acting on behalf of or pursuant to any understanding with such Purchaser, engaged in any transactions in the securities of the Company (including, without limitations, any Short Sales involving the Company’s securities) since the time that such Purchaser was first contacted by the Company regarding the consummation of this transaction. Such Purchaser covenants that neither it nor any person or entity acting on its behalf or pursuant to any understanding with it will engage in any transactions in the securities of the Company (including Short Sales) prior to the time that the transactions contemplated by this Agreement are announced in a press release pursuant to Section 3.3 hereof. For purposes of this Section 2.2(k), “Short Sales” shall include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.

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(k) Restricted Securities.

(i) Each Purchaser understands that none of the Securities have been registered under the Securities Act. Each Purchaser also understands that the Securities are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon such Purchaser’s representations contained in the Agreement.

(ii) Each Purchaser acknowledges and agrees that the Securities are “restricted securities” as defined in Rule 144 promulgated under the Securities Act as in effect from time to time and must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Each Purchaser has been advised or is aware of the provisions of Rule 144, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the Company, the resale occurring following the required holding period under Rule 144 and the number of shares being sold during any three-month period not exceeding specified limitations.

(iii) Certificates evidencing the Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form until such time as they are not required (and a stock transfer order may be placed against transfer of the certificates for the Securities):

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY.

(iv) Each Purchaser hereunder acknowledges its primary responsibilities under the Securities Act and accordingly will not sell or otherwise transfer the Securities or any interest therein without complying with the requirements of the Securities Act.

ARTICLE III

COMPANY COVENANTS

The Company covenants with each Purchaser as follows, which covenants are for the benefit of each Purchaser and their respective permitted assignees.

Section 3.1 Other Agreements. The Company shall not enter into any agreement in which the terms of such agreement would restrict or impair the right or ability to perform of the Company under any Transaction Document.

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Section 3.2 Reservation of Shares. The Company shall take all action necessary to at all times have authorized and reserved for the purpose of issuance of the aggregate number of Ordinary Shares issuable upon exercise of the Warrants or upon conversion of the Shares.

Section 3.3 Certain Transactions and Confidentiality. Each Purchaser covenants that neither it, nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales, of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 3.4. Each Purchaser covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to the initial press release as described in Section 3.4, such Purchaser will maintain the confidentiality of the existence and terms of this transaction and the information included in the Transaction Documents and the Disclosure Schedules.

ARTICLE IV

CONDITIONS

Section 4.1 Conditions Precedent to the Obligation of the Company to Close and to Sell the Closing Securities. The obligation hereunder of the Company to close and issue and sell the Closing Securities to the Purchasers at the Closing is subject to the satisfaction or waiver, at or before the Closing of the conditions set forth below. These conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion.

(a) Accuracy of the Purchasers’ Representations and Warranties. The representations and warranties of the Purchasers shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of such date.

(b) Performance by the Purchasers. Each Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchasers at or prior to the Closing Date.

(c) Delivery of Purchase Price. The Purchasers shall have delivered to the Company the Purchase Price for the Shares to be purchased by the Purchasers.

(d) Delivery of Transaction Documents. The Transaction Documents shall have been duly executed and delivered by the Purchasers to the Company.

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(e) Shareholder Approval. The required approval of the shareholders of the Company shall have been obtained.

(f) Amended Articles. The amended Articles of Association of the Company in the form attached hereto as Exhibit C shall have been filed.

Section 4.2 Conditions Precedent to the Obligation of the Purchasers to Close and to Purchase the Closing Securities. The obligation hereunder of the Purchasers to purchase the Closing Securities and consummate the transactions contemplated by this Agreement is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below.

(a) Accuracy of the Company’s Representations and Warranties. Each of the representations and warranties of the Company in this Agreement and the other Transaction Documents shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of such date.

(b) Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

(c) Material Adverse Effect. No Material Adverse Effect shall have occurred from the date hereof until the Closing Date.

(d) Shareholder Approval. The required approval of the shareholders of the Company shall have been obtained.

(e) Amended Articles. The amended Articles of Association of the Company in the form attached hereto as Exhibit C shall have been filed.

(f) Prescott Anti-Dilution Shares. Concurrent with the Closing, the Company shall issue 625,000 Ordinary Shares to Prescott Group Aggressive Small Cap Master Fund pursuant to the Amended and Restated Securities Purchase Agreement dated as of November 22, 2013 between the Company and Prescott Group Aggressive Small Cap Master Fund, as if such sale and issuance had occurred prior to November 22, 2015.

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ARTICLE V

INDEMNIFICATION

Section 5.1 Company Indemnity. Subject to the provisions of this Section 5.1, the Company will indemnify and hold each Purchasers and its directors, officers, shareholders, members, managers, partners, employees and agents (and any other persons with a functionally equivalent role of a persons holding such titles notwithstanding a lack of such title or any other title), each person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, managers, partners or employees (and any other persons with a functionally equivalent role of a persons holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents. If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the reasonable fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement (i) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents.

ARTICLE VI

MISCELLANEOUS

Section 6.1 Specific Performance; Consent to Jurisdiction; Venue.

(a) The Company and the Purchasers acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the other Transaction Documents were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement or the other Transaction Documents and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

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(b) All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. The parties agree that venue for any dispute arising under this Agreement will lie exclusively in the state or federal courts located in New York County, New York, and the parties irrevocably waive any right to raise forum non conveniens or any other argument that New York is not the proper venue. The parties irrevocably consent to personal jurisdiction in the state and federal courts of the state of New York. The Company and each Purchaser consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 6.1 shall affect or limit any right to serve process in any other manner permitted by law. THE PARTIES HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

Section 6.2 Entire Agreement. This Agreements contain the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein, neither the Company nor any Purchaser make any representation, warranty, covenant or undertaking with respect to such matters, and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein.

Section 6.3 Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon (i) hand delivery at the address designated below, (ii) delivery by telecopy or facsimile at the number designated below or (iii) delivery by e-mail at the e-mail address designated below (in each case, if delivered on a business day during normal business hours where such notice is to be received), or, in each case, the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the third business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Company:                               Modsys International Ltd.

600 Union Street, Suite 2409

Seattle, Washington

Attention: Rick Rinaldo

Tel. No.: (206) 395-4152

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If to Purchasers:                                   Columbia Pacific Opportunity Fund, LP

c/o Columbia Pacific Advisors, LLC

Attn: [Alex Washburn]

1910 Fairview Avenue East, Suite 200

Seattle, Washington 98102

Tel. No.: [(___) _________]

Fax No.: [(___) _________]

Prescott Group Capital Management, L.L.C,

1924 S. Utica Ave., Suite 1120

Tulsa, Oklahoma 74104

Attention: Matt Dunham

Tel. No.: (918) 747-3412

Fax No.: (918) 742-7303

Mindus Holdings, Ltd.

P.O. Box 12451

Dallas, Texas 75225

Tel. No.: [(___) _________]

Fax No.: [(___) _________]

Any party hereto may from time to time change its address for notices by giving written notice of such changed address to the other party hereto pursuant to the provisions of this Section 6.3.

Section 6.4 Amendments and Waivers. No provision of this Agreement may be amended or waived except in a written instrument signed by the Company and Purchasers. Any amendment or waiver effected in accordance with this Section 6.4 shall be binding upon the Purchasers (and their permitted assigns) and the Company. No waiver by either party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

Section 6.5 Headings. The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

Section 6.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. After the Closing, the assignment by a party to this Agreement of any rights hereunder shall not affect the obligations of such party under this Agreement.

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Section 6.7 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

Section 6.8 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted.

Section 6.9 Survival. The representations and warranties of the Company and the Purchasers shall survive the execution and delivery hereof and the Closing hereunder for the applicable statute of limitations period.

Section 6.10 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart.

Section 6.11 Severability. The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement and this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

Section 6.12 Further Assurances. From and after the date of this Agreement, upon the request of the Purchasers or the Company, the Company and the Purchasers shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

Section 6.13 Waiver of Conflicts. Each party to this Agreement acknowledges that Cooley LLP (“Cooley”), outside general counsel to the Company, has in the past performed and is or may now or in the future represent one or more Purchasers or their affiliates in matters unrelated to the transactions contemplated by this Agreement (the “Financing”), including representation of such Purchasers or their affiliates in matters of a similar nature to the Financing. The applicable rules of professional conduct require that Cooley inform the parties hereunder of this representation and obtain their consent. Cooley has served as outside general counsel to the Company and has negotiated the terms of the Financing solely on behalf of the Company. The Company and each Purchaser hereby (a) acknowledge that they have had an opportunity to ask for and have obtained information relevant to such representation, including disclosure of the reasonably foreseeable adverse consequences of such representation; (b) acknowledge that with respect to the Financing, Cooley has represented solely the Company, and not any Purchaser or any stockholder, director or employee of the Company or any Purchaser; and (c) gives its informed consent to Cooley’s representation of the Company in the Financing.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

MODSYS INTERNATIONAL LTD.

By:
Name: Matt Bell
Title: CEO

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES FOR PURCHASERS FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

Columbia Pacific Opportunity Fund, LP

By:
Name: Title:

Prescott Group Aggressive Small Cap Master Fund, G.P.

By:
Name: Title:

Mindus Holdings, Ltd.

By:
Name: Title:

EXHIBIT A

LIST OF PURCHASERS

Purchaser	Preferred Shares	Warrants to Purchase Ordinary Shares	Total Purchase Price
Columbia Pacific Opportunity Fund	200,000	100,000	$400,000
Prescott Group Aggressive Small Cap Master Fund, G.P.	200,000	100,000	$400,000
Mindus Holdings, Ltd.	100,000	50,000	$200,000
TOTAL	500,000	250,000	$1,000,000

EXHIBIT B

Form of Warrant

THIS WARRANT AND THE ORDINARY SHARES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE ISSUER SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

FORM OF WARRANT TO PURCHASE

ORDINARY SHARES

OF

MODSYS INTERNATIONAL LTD.

Expires ________, ____1

No.: W-_______	Number of Shares: ____________
Date of Issuance: December __, 2015

FOR VALUE RECEIVED, the undersigned, Modsys International Ltd., an Israeli corporation (together with its successors and assigns, the “Issuer” or the “Company”), hereby certifies that ______________________________ or its registered assigns is entitled to subscribe for and purchase, during the Term (as hereinafter defined), up to ___________________ (_________) duly authorized, validly issued, fully paid and non-assessable Ordinary Shares of the Issuer (subject to adjustment as hereinafter provided), at an exercise price per share equal to the Warrant Price then in effect, subject, however, to the provisions and upon the terms and conditions hereinafter set forth. Capitalized terms used in this Warrant and not otherwise defined herein shall have the respective meanings specified in Section 8 hereof.

1.        Term. The term of this Warrant shall commence on the date of issuance (the “Original Issue Date”) and shall expire at 6:00 p.m., Eastern Time, on ______________ (such period being the “Term” and such date, the “Termination Date”).

2.         Method of Exercise; Payment; Issuance of New Warrant; Transfer and Exchange.

(a)        Time of Exercise. The purchase rights represented by this Warrant may be exercised in whole or in part during the Term commencing on the date hereof.

(b)        Method of Exercise. The Holder hereof may exercise this Warrant, in whole or in part, by the surrender of this Warrant (with the exercise form attached hereto duly executed) at the principal office of the Issuer, and by the payment to the Issuer of an amount of consideration therefor equal to the Warrant Price in effect on the date of such exercise multiplied by the number of Ordinary Shares with respect to which this Warrant is then being exercised, payable at such Holder’s election by certified or official bank check or by wire transfer to an account designated by the Issuer.

1 Expiration date to be three years from the date of issuance.

(c)        Issuance of Share Certificates. In the event of any exercise of this Warrant in accordance with and subject to the terms and conditions hereof, certificates for the Warrant Shares so purchased shall be dated the date of such exercise and delivered to the Holder hereof within a reasonable time, not exceeding three (3) Trading Days after such exercise (such date, the “Delivery Date”) or, at the request of the Holder (provided that either (i) a registration statement under the Securities Act providing for the resale of the Warrant Shares is then in effect or (ii) the shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144), issued and delivered to the Depository Trust Company (“DTC”) account on the Holder’s behalf via the Deposit Withdrawal Agent Commission System (“DWAC”) within a reasonable time, not exceeding three (3) Trading Days after such exercise, and the Holder hereof shall be deemed for all purposes to be the holder of the Warrant Shares so purchased as of the date of such exercise. Notwithstanding the foregoing to the contrary, the Issuer or its transfer agent shall only be obligated to issue and deliver the shares to the DTC on a holder’s behalf via DWAC if such exercise is in connection with a sale and the Issuer and its transfer agent are participating in DTC through the DWAC system. The Holder shall deliver this original Warrant, or an indemnification undertaking with respect to such Warrant in the case of its loss, theft or destruction, at such time that this Warrant is fully exercised. With respect to partial exercises of this Warrant, the Issuer shall keep written records for the Holder of the number of Warrant Shares exercised as of each date of exercise.

(d)       Transferability of Warrant. This Warrant may be transferred by a Holder, in whole or in part, without the consent of the Issuer. If transferred pursuant to this paragraph, this Warrant may be transferred on the books of the Issuer by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant at the principal office of the Issuer, properly endorsed (by the Holder executing an assignment in the form attached hereto) and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. This Warrant is exchangeable at the principal office of the Issuer for Warrants to purchase the same aggregate number of Warrant Shares, each new Warrant to represent the right to purchase such number of Warrant Shares as the Holder hereof shall designate at the time of such exchange, provided that, notwithstanding anything contained herein to the contrary, the Issuer shall not be required to provide any new Warrant which represents the right to purchase less than 100,000 Warrant Shares. All Warrants issued on transfers or exchanges shall be dated the Original Issue Date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

(e)       Continuing Rights of Holder. The Issuer will, at the time of or at any time after each exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing the extent, if any, of its continuing obligation to afford to such Holder all rights to which such Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if any such Holder shall fail to make any such request, the failure shall not affect the continuing obligation of the Issuer to afford such rights to such Holder.

(f)       Accredited Investor Status. In no event may the Holder exercise this Warrant in whole or in part unless the Holder is an “accredited investor” as defined in Regulation D under the Securities Act.

3.        Shares Fully Paid; Reservation and Listing of Shares; Covenants.

(a)       Shares Fully Paid. The Issuer represents, warrants, covenants and agrees that all Warrant Shares which may be issued upon the exercise of this Warrant or otherwise hereunder will, when issued in accordance with the terms of this Warrant, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges created by or through the Issuer. The Issuer further covenants and agrees that during the period within which this Warrant may be exercised, the Issuer will at all times have authorized and reserved for the purpose of the issuance upon exercise of this Warrant a number of authorized but unissued Ordinary Shares equal to at least one hundred percent (100%) of the number of Ordinary Shares issuable upon exercise of this Warrant without regard to any limitations on exercise.

(b)      Reservation. If any Ordinary Shares required to be reserved for issuance upon exercise of this Warrant or as otherwise provided hereunder require registration or qualification with any Governmental Authority under any federal or state law before such shares may be so issued, the Issuer will in good faith use its best efforts as expeditiously as possible at its expense to cause such shares to be duly registered or qualified. If the Issuer shall list any Ordinary Shares on any securities exchange or market it will, at its expense, list thereon, and maintain and increase when necessary such listing, of, all Warrant Shares from time to time issued upon exercise of this Warrant or as otherwise provided hereunder (provided that such Warrant Shares has been registered pursuant to a registration statement under the Securities Act then in effect), and, to the extent permissible under the applicable securities exchange rules, all unissued Warrant Shares which are at any time issuable hereunder, so long as any Ordinary Shares shall be so listed. The Issuer will also so list on each securities exchange or market, and will maintain such listing of, any other securities which the Holder of this Warrant shall be entitled to receive upon the exercise of this Warrant if at the time any securities of the same class shall be listed on such securities exchange or market by the Issuer.

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(c)       Covenants. The Issuer shall not by any action including, without limitation, amending the Articles of Association or the Memorandum of Association of the Issuer, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder hereof against dilution (to the extent specifically provided herein) or impairment. Without limiting the generality of the foregoing, the Issuer will (i) not amend or modify any provision of the Articles of Association or Memorandum of Association of the Issuer in any manner that would adversely affect the rights of the Holders of the Warrants as provided hereunder, (iii) take all such action as may be reasonably necessary in order that the Issuer may validly and legally issue fully paid and nonassessable Ordinary Shares, free and clear of any liens, claims, encumbrances and restrictions (other than as provided herein) upon the exercise of this Warrant, and (iii) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be reasonably necessary to enable the Issuer to perform its obligations under this Warrant.

(d)       Loss, Theft, Destruction of Warrants. Upon receipt of evidence satisfactory to the Issuer of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Issuer or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Issuer will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same number of Ordinary Shares.

(e)       Payment of Taxes. The Issuer will pay any documentary stamp taxes attributable to the initial issuance of the Warrant Shares issuable upon exercise of this Warrant; provided, however, that the Issuer shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates representing Warrant Shares in a name other than that of the Holder in respect to which such shares are issued.

4.         Adjustment of Warrant Price and Number of Shares Issuable Upon Exercise. The Warrant Price and the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be subject to adjustment from time to time as set forth in this Section 4. The Issuer shall give the Holder notice of any event described below which requires an adjustment pursuant to this Section 4 in accordance with the notice provisions set forth in Section

(a)       Recapitalization, Reorganization, Reclassification, Consolidation, Merger or Sale. In case the Issuer after the Original Issue Date shall do any of the following (each, a “Triggering Event”): (a) consolidate or merge with or into any other Person and the Issuer shall not be the continuing or surviving corporation of such consolidation or merger, or (b) permit any other Person to consolidate with or merge into the Issuer and the Issuer shall be the continuing or surviving Person but, in connection with such consolidation or merger, any Capital Shares of the Issuer shall be changed into or exchanged for Securities of any other Person or cash or any other property, or (c) transfer all or substantially all of its properties or assets to any other Person, or (d) effect a capital reorganization or reclassification of its Capital Shares, then, and as a condition to each such Triggering Event, proper and adequate provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the Holder of this Warrant shall be entitled upon the exercise hereof at any time after the consummation of such Triggering Event, to the extent this Warrant is not exercised prior to such Triggering Event, to receive at the Warrant Price in effect at the time immediately prior to the consummation of such Triggering Event in lieu of the Ordinary Shares issuable upon such exercise of this Warrant prior to such Triggering Event, the Securities, cash and property to which such Holder would have been entitled upon the consummation of such Triggering Event if such Holder had exercised the rights represented by this Warrant immediately prior thereto (including the right of a shareholder to elect the type of consideration it will receive upon a Triggering Event), subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for elsewhere in this Section 4. Notwithstanding anything to the contrary, in the event of a Triggering Event that is (1) an all cash transaction, (2) a “Rule 13e-3 transaction” as defined in Rule 13e-3 under the Securities Exchange Act of 1934, as amended, or (3) a Triggering Event involving a person or entity not traded on a national securities exchange, the Nasdaq Global Select Market, the Nasdaq Global Market, or the Nasdaq Capital Market, the Issuer or any successor entity shall pay at the Holder’s option, exercisable at any time concurrently with or within 30 days after the consummation of the Triggering Event, an amount of cash equal to the value of this Warrant as determined in accordance with the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg L.P. using (i) a price per share of Common Stock equal to the VWAP of the Common Stock for the Trading Day immediately preceding the date of consummation of the applicable Triggering Event, (ii) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of this Warrant as of the date of consummation of the applicable Triggering Event and (iii) an expected volatility equal to the 100 day volatility obtained from the “HVT” function on Bloomberg L.P. determined as of the Trading Day immediately following the public announcement of the applicable Triggering Event, but in no event shall such number be greater than 60.

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(b)       Dividends, Subdivisions and Combinations. If at any time the Issuer shall:

(i) make or issue or set a record date for the holders of the Ordinary Shares for the purpose of entitling them to receive a dividend payable in, or other distribution of, Ordinary Shares,

(ii) subdivide its outstanding Ordinary Shares into a larger number of Ordinary Shares, or

(iii) combine its outstanding Ordinary Shares into a smaller number of Ordinary Shares,

then (1) the number of Ordinary Shares for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of Ordinary Shares which a record holder of the same number of Ordinary Shares for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (2) the Warrant Price then in effect shall be adjusted to equal (A) the Warrant Price then in effect multiplied by the number of Ordinary Shares for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of Ordinary Shares for which this Warrant is exercisable immediately after such adjustment.

(c)        Certain Other Distributions. If at any time the Issuer shall make or issue or set a record date for the holders of the Ordinary Shares for the purpose of entitling them to receive any dividend or other distribution of:

(i) cash (other than a cash dividend payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Issuer),

(ii) any evidences of its indebtedness, any class of any shares or any other securities or property of any nature whatsoever (other than cash, Ordinary Share Equivalents or Ordinary Shares), or
(iii) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any class of any shares or any other securities or property of any nature whatsoever (other than cash, Ordinary Share Equivalents or Ordinary Shares), then (1) the number of Ordinary Shares for which this Warrant is exercisable shall be adjusted to equal the product of the number of Ordinary Shares for which this Warrant is exercisable immediately prior to such adjustment multiplied by a fraction (A) the numerator of which shall be the Per Share Market Value of the Ordinary Shares at the date of taking such record and (B) the denominator of which shall be such Per Share Market Value minus the amount allocable to one Ordinary Share of any such cash so distributable and of the fair value (as determined in good faith by the Board of Directors of the Issuer and supported by an opinion from an investment banking firm mutually agreed upon by the Issuer and the Holder) of any and all such evidences of indebtedness, shares, other securities or property or warrants or other subscription or purchase rights so distributable, and (2) the Warrant Price then in effect shall be adjusted to equal (A) the Warrant Price then in effect multiplied by the number of Ordinary Shares for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of Ordinary Shares for which this Warrant is exercisable immediately after such adjustment. A reclassification of the Ordinary Shares (other than a change in par value, or from par value to no par value or from no par value to par value) into Ordinary Shares and shares of any other class shall be deemed a distribution by the Issuer to the holders of its Ordinary Shares of such shares of such other class within the meaning of this Section 4(c) and, if the outstanding Ordinary Shares shall be changed into a larger or smaller number of Ordinary Shares as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding Ordinary Shares within the meaning of Section 4(b).

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(d)      Other Provisions applicable to Adjustments under this Section. The following provisions shall be applicable to the making of adjustments of the number of Ordinary Shares for which this Warrant is exercisable and the Warrant Price then in effect provided for in this Section 4:

(i) Computation of Consideration. To the extent that any Ordinary Shares or any Ordinary Share Equivalents (or any warrants or other rights therefor) shall be issued for cash consideration, the consideration received by the Issuer therefor shall be the amount of the cash received by the Issuer therefor, or, if such Ordinary Shares or Ordinary Share Equivalents are offered by the Issuer for subscription, the subscription price, or, if such Ordinary Shares or Ordinary Share Equivalents are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends and without taking into account any compensation, discounts or expenses paid or incurred by the Issuer for and in the underwriting of, or otherwise in connection with, the issuance thereof). In connection with any merger or consolidation in which the Issuer is the surviving corporation (other than any consolidation or merger in which the previously outstanding Ordinary Shares of the Issuer shall be changed to or exchanged for the stock or other securities of another corporation), the amount of consideration therefore shall be, deemed to be the fair value, as determined reasonably and in good faith by the Board, of such portion of the assets and business of the nonsurviving corporation as the Board may determine to be attributable to such Ordinary Shares or Ordinary Share Equivalents, as the case may be. The consideration for any Ordinary Shares issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Issuer for issuing such warrants or other rights plus the additional consideration payable to the Issuer upon exercise of such warrants or other rights. The consideration for any Ordinary Shares issuable pursuant to the terms of any Ordinary Share Equivalents shall be the consideration received by the Issuer for issuing warrants or other rights to subscribe for or purchase such Ordinary Share Equivalents, plus the consideration paid or payable to the Issuer in respect of the subscription for or purchase of such Ordinary Share Equivalents, plus the additional consideration, if any, payable to the Issuer upon the exercise of the right of conversion or exchange in such Ordinary Share Equivalents. In the event of any consolidation or merger of the Issuer in which the Issuer is not the surviving corporation or in which the previously outstanding Ordinary Shares of the Issuer shall be changed into or exchanged for the stock or other securities of another corporation, or in the event of any sale of all or substantially all of the assets of the Issuer for stock or other securities of any corporation, the Issuer shall be deemed to have issued a number of shares of its Ordinary Shares for stock or securities or other property of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated, and for a consideration equal to the fair market value on the date of such transaction of all such stock or securities or other property of the other corporation. In the event any consideration received by the Issuer for any securities consists of property other than cash, the fair market value thereof at the time of issuance or as otherwise applicable shall be as determined in good faith by the Board. In the event Ordinary Shares are issued with other shares or securities or other assets of the Issuer for consideration which covers both, the consideration computed as provided in this Section 4(f)(i) shall be allocated among such securities and assets as determined in good faith by the Board.

(ii) When Adjustments to Be Made. The adjustments required by this Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment of the number of Ordinary Shares for which this Warrant is exercisable that would otherwise be required may be postponed (except in the case of a subdivision or combination of Ordinary Shares, as provided for in Section 4(b)) up to, but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than one percent (1%) of the Ordinary Shares for which this Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 4 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

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(iii) Fractional Interests. In computing adjustments under this Section 4, fractional interests in Ordinary Shares shall be taken into account to the nearest one one-hundredth (1/100th) of a share.

(iv) When Adjustment Not Required. If the Issuer shall take a record of the holders of its Ordinary Shares for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

(f)        Form of Warrant after Adjustments. The form of this Warrant need not be changed because of any adjustments in the Warrant Price or the number and kind of Securities purchasable upon the exercise of this Warrant.

5.        Notice of Adjustments. Whenever the Warrant Price or Warrant Share Number shall be adjusted pursuant to Section 4 hereof (for purposes of this Section 5, each an “adjustment”), the Issuer shall cause its Chief Financial Officer to prepare and execute a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board made any determination hereunder), and the Warrant Price and Warrant Share Number after giving effect to such adjustment, and shall cause copies of such certificate to be delivered to the Holder of this Warrant promptly after each adjustment. Any dispute between the Issuer and the Holder of this Warrant with respect to the matters set forth in such certificate may at the option of the Holder of this Warrant be submitted to a national or regional accounting firm reasonably acceptable to the Issuer and the Holder, provided that the Issuer shall have ten (10) days after receipt of notice from such Holder of its selection of such firm to object thereto, in which case such Holder shall select another such firm and the Issuer shall have no such right of objection. The firm selected by the Holder of this Warrant as provided in the preceding sentence shall be instructed to deliver a written opinion as to such matters to the Issuer and such Holder within thirty (30) days after submission to it of such dispute. Such opinion shall be final and binding on the parties hereto. The costs and expenses of the initial accounting firm shall be paid equally by the Issuer and the Holder and, in the case of an objection by the Issuer, the costs and expenses of the subsequent accounting firm shall be paid in full by the Issuer.

6.        Fractional Shares. No fractional Warrant Shares will be issued in connection with any exercise hereof, but in lieu of such fractional shares, the Issuer shall round the number of shares to be issued upon exercise up to the nearest whole number of shares.

7.        Definitions. For the purposes of this Warrant, the following terms have the following meanings:

“Board” shall mean the Board of Directors of the Issuer.

“Capital Shares” means and includes (i) any and all shares, interests, participations or other equivalents of or interests in (however designated) corporate stock, including, without limitation, shares of preferred or preference stock, (ii) all partnership interests (whether general or limited) in any Person which is a partnership, (iii) all membership interests or limited liability company interests in any limited liability company, and (iv) all equity or ownership interests in any Person of any other type.

“Convertible Securities” means evidences of Indebtedness, Capital Shares or other Securities which are or may be at any time convertible into or exchangeable for Ordinary Shares. The term “Convertible Security” means one of the Convertible Securities.

“Exercise Price” or “Warrant Price” initially means $0.01 per share, as such price may be adjusted from time to time as shall result from the adjustments specified in this Warrant, including Section 4 hereto.

“Governmental Authority” means any governmental, regulatory or self-regulatory entity, department, body, official, authority, commission, board, agency or instrumentality, whether federal, state or local, and whether domestic or foreign.

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“Holders” mean the Persons who shall from time to time own any Warrant. The term “Holder” means one of the Holders.

“Independent Appraiser” means a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Issuer) that is regularly engaged in the business of appraising the Capital Shares or assets of corporations or other entities as going concerns, and which is not affiliated with either the Issuer or the Holder of any Warrant.

“Issuer” means Modsys International Ltd., an Israeli corporation, and its successors.

“Majority Holders” means at any time the Holders of Warrants exercisable for a majority of the Warrant Shares issuable under the Warrants at the time outstanding.

“Ordinary Shares” means the ordinary shares, NIS 0.01 par value per share, of the Issuer and any other Capital Shares into which such shares may hereafter be changed.

“Ordinary Share Equivalent” means any Convertible Security or warrant, option or other right to subscribe for or purchase any Convertible Security.

“Original Issue Date” means December __, 2015.

“Outstanding Ordinary Shares” means, at any given time, the aggregate amount of outstanding Ordinary Shares, assuming full exercise, conversion or exchange (as applicable) of all options, warrants and other Securities which are convertible into or exercisable or exchangeable for, and any right to subscribe for, Ordinary Shares that are outstanding at such time.

“Person” means an individual, corporation, limited liability company, partnership, joint stock company, trust, unincorporated organization, joint venture, Governmental Authority or other entity of whatever nature.

“Per Share Market Value” means on any particular date (a) the daily volume weighted average price per Ordinary Share on such date on the Nasdaq Global Market or another registered national stock exchange on which the Ordinary Shares are then listed, or if there is no such price on such date, then the volume weighted average price on such exchange or quotation system on the date nearest preceding such date, or (b) if the Ordinary Shares are not listed then on the Nasdaq Global Market or any registered national stock exchange, the volume weighted average price for a share of Ordinary Shares in the over-the-counter market, as reported by the OTC Bulletin Board or in the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (c) if the Ordinary Shares are not then reported by the OTC Bulletin Board or the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the “Pink Sheet” quotes for the applicable Trading Days preceding such date of determination, or (d) if the Ordinary Shares are not then publicly traded the fair market value of an Ordinary Share as determined by an Independent Appraiser selected in good faith by the Majority Holders; provided, however, that the Issuer, after receipt of the determination by such Independent Appraiser, shall have the right to select an additional Independent Appraiser, in which case, the fair market value shall be equal to the average of the determinations by each such Independent Appraiser; and provided, further that all determinations of the Per Share Market Value shall be appropriately adjusted for any share dividends, share splits or other similar transactions during such period. The determination of fair market value by an Independent Appraiser shall be based upon the fair market value of the Issuer determined on a going concern basis as between a willing buyer and a willing seller and taking into account all relevant factors determinative of value, and shall be final and binding on all parties. In determining the fair market value of any Ordinary Shares, no consideration shall be given to any restrictions on transfer of the Ordinary Shares imposed by agreement or by federal or state securities laws, or to the existence or absence of, or any limitations on, voting rights.

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“Purchase Agreement” means the Securities Purchase Agreement dated as of November ___, 2015, among the Issuer and the Purchasers.

“Purchasers” mean the purchasers of Ordinary Shares and the Warrants issued by the Issuer pursuant to the Purchase Agreement.

“Securities” means any debt or equity securities of the Issuer, whether now or hereafter authorized, any instrument convertible into or exchangeable for Securities or a Security, and any option, warrant or other right to purchase or acquire any Security. “Security” means one of the Securities.

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute then in effect.

“Subsidiary” means any corporation at least 50% of whose outstanding Voting Shares shall at the time be owned directly or indirectly by the Issuer or by one or more of its Subsidiaries, or by the Issuer and one or more of its Subsidiaries.

“Term” has the meaning specified in Section 1 hereof.

“Trading Day” means (a) a day on which the Ordinary Shares are traded on the Nasdaq Global Market, or (b) if the Ordinary Shares are not traded on the Nasdaq Global Market, a day on which the Ordinary Shares are quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, however, that in the event that the Ordinary Shares are not listed or quoted as set forth in (a) or (b) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York or Israel are authorized or required by law or other government action to close.

“Voting Shares” means, as applied to the Capital Shares of any corporation, Capital Shares of any class or classes (however designated) having ordinary voting power for the election of a majority of the members of the Board of Directors (or other governing body) of such corporation, other than Capital Shares having such power only by reason of the happening of a contingency.

“Warrants” means the Warrants issued and sold pursuant to the Purchase Agreement, including, without limitation, this Warrant, and any other warrants of like tenor issued in substitution or exchange for any thereof pursuant to the provisions of Section 2(c), 2(d) or 2(e) hereof or of any of such other Warrants.

“Warrant Share Number” means at any time the aggregate number of Warrant Shares which may at such time be purchased upon exercise of this Warrant, after giving effect to all prior adjustments and increases to such number made or required to be made under the terms hereof.

“Warrant Shares” means Ordinary Shares issuable upon exercise of any Warrant or Warrants or otherwise issuable pursuant to any Warrant or Warrants.

9.       Other Notices. In case at any time:

(A)	the Issuer shall make any distributions to the holders of Ordinary Shares; or

(B)	the Issuer shall authorize the granting to all holders of its Ordinary Shares of rights to subscribe for or purchase any shares of Capital Shares of any class or other rights; or

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(C)	there shall be any reclassification of the Capital Shares of the Issuer; or

(D)	there shall be any capital reorganization by the Issuer; or

(E)	there shall be any (i) consolidation or merger involving the Issuer or (ii) sale, transfer or other disposition of all or substantially all of the Issuer’s property, assets or business (except a merger or other reorganization in which the Issuer shall be the surviving corporation and its shares of Capital Shares shall continue to be outstanding and unchanged and except a consolidation, merger, sale, transfer or other disposition involving a wholly-owned Subsidiary); or

(F)	there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Issuer or any partial liquidation of the Issuer or distribution to holders of Ordinary Shares;

then, in each of such cases, the Issuer shall give written notice to the Holder of the date on which (i) the books of the Issuer shall close or a record shall be taken for such dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be, shall take place. Such notice also shall specify the date as of which the holders of Ordinary Shares of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their certificates for Ordinary Shares for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be. Such notice shall be given at least twenty (20) days prior to the action in question and not less than ten (10) days prior to the record date or the date on which the Issuer’s transfer books are closed in respect thereto. This Warrant entitles the Holder to receive copies of all financial and other information distributed or required to be distributed to the holders of the Ordinary Shares. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 6-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

10.        Amendment and Waiver. Any term, covenant, agreement or condition in this Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Issuer and the Holder. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of this Warrant unless the same consideration is also offered to all holders of the Warrants.

11.        Governing Law; Jurisdiction. This Warrant shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Warrant shall not be interpreted or construed with any presumption against the party causing this Warrant to be drafted. The Issuer and the Holder agree that venue for any dispute arising under this Warrant will lie exclusively in the state or federal courts located in New York County, New York, and the parties irrevocably waive any right to raise forum non conveniens or any other argument that New York is not the proper venue. The Issuer and the Holder irrevocably consent to personal jurisdiction in the state and federal courts of the state of New York. The Issuer and the Holder consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 11 shall affect or limit any right to serve process in any other manner permitted by law. The Issuer and the Holder hereby agree that the prevailing party in any suit, action or proceeding arising out of or relating to this Warrant or the Purchase Agreement, shall be entitled to reimbursement for reasonable legal fees from the non-prevailing party. The parties hereby waive all rights to a trial by jury.

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12.        Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon (i) hand delivery at the address designated below, (ii) delivery by telecopy or facsimile at the number designated below or (iii) delivery by e-mail at the e-mail address designated below (in each case, if delivered on a business day during normal business hours where such notice is to be received), or, in each case, the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the third business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Issuer:	Modsys International Ltd.
600 University Street, Suite 2409 Seattle, Washington, 98101

If to any Holder:	At the address of such Holder set forth for notices in the Purchase Agreement, or as specified in writing by such Holder with copies to such Holder’s counsel as set forth on such signature page or as specified in writing by such Holder.

Any party hereto may from time to time change its address for notices by giving written notice of such changed address to the other party hereto.

13.        Warrant Agent. The Issuer may, by written notice to each Holder of this Warrant, appoint an agent having an office in New York, New York for the purpose of issuing Warrant Shares on the exercise of this Warrant pursuant to subsection (b) of Section 2 hereof, exchanging this Warrant pursuant to subsection (d) of Section 2 hereof or replacing this Warrant pursuant to subsection (d) of Section 3 hereof, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

14.        Remedies. The Issuer stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Issuer in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

15.        Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Issuer, the Holder hereof and (to the extent provided herein) the Holders of Warrant Shares issued pursuant hereto, and shall be enforceable by any such Holder or Holder of Warrant Shares.

16.        Modification and Severability. If, in any action before any court or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Warrant, but this Warrant shall be construed as if such unenforceable provision had never been contained herein.

17.        Headings. The headings of the Sections of this Warrant are for convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

IN WITNESS WHEREOF, the Issuer has executed this Warrant as of the day and year first above written.

MODSYS INTERNATIONAL LTD.
By:
Name: Matt Bell
Title: Chief Executive Officer

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EXHIBIT C

Amended Articles of Association

[Intentionally Omitted]